UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21335

Exact name of registrant as specified in charter:
Optimum Fund Trust

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1. Reports to Stockholders

Optimum Fund Trust

May 29, 2009

This brochure accompanies an annual report for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the Funds. Prospectuses for Optimum Fund Trust are available from your financial advisor, online at www.optimummutualfunds.com, or by phone at 800 914-0278. Please read the prospectus carefully before you invest or send money. The figures in the annual report for Optimum Fund Trust represent past results, which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual Report
March 31, 2009

Table of contents

> Portfolio management review
Optimum Fixed Income Fund	1
Optimum International Fund	4
Optimum Large Cap Growth Fund	6
Optimum Large Cap Value Fund	9
Optimum Small-Mid Cap Growth Fund	12
Optimum Small-Mid Cap Value Fund	14
> Performance summary
Optimum Fixed Income Fund	18
Optimum International Fund	22
Optimum Large Cap Growth Fund	24
Optimum Large Cap Value Fund	26
Optimum Small-Mid Cap Growth Fund	28
Optimum Small-Mid Cap Value Fund	30
> Disclosure of Fund expenses	32
> Sector/Country allocations,
credit quality breakdown and top 10 holdings	34
> Financial statements
Statements of net assets	38
Statements of assets and liabilities	80
Statements of operations	81
Statements of changes in net assets	82
Financial highlights	85
Notes to financial statements	109
> Report of independent
registered public accounting firm	122
> Other fund information	123
> Board of trustees and officers addendum	124
> About the organization	126

The views expressed in this report are as of March 31, 2009, and are subject to change at any time based on market or other conditions. The portfolios are actively managed and current holdings may differ.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2009 Delaware Distributors, L.P.

All third-party trademarks are the property of their respective owners.

Portfolio management review

Optimum Fixed Income Fund

April 7, 2009

Performance preview (for the year ended March 31, 2009)
Optimum Fixed Income Fund (Class A shares)	1-year return	-7.82%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+3.14%

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 16.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Advisor

Delaware Management Company (DMC)

Sub-advisor

TCW Investment Management Company (TCW)

Optimum Fixed Income Fund underperformed its benchmark, returning -7.82% at net asset value and -11.96% at maximum offer price for the fiscal year ended March 31, 2009 (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Fund’s benchmark — the Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) — returned +3.14%. For complete annualized performance, please see the table on page 16.

Although investors have experienced many extremes since the start of the credit crisis, none compared to the historic economic and market events that took place during the latter half of the fiscal period. These were among the events:

  The federal funds target rate dropped to effectively zero.

  Yields on 10-year Treasury notes declined to almost 2.0%.

  In 2008 the S&P 500 Index completed its worst calendar year, in terms of performance, since the Great Depression.

  Corporate bond spreads exceeded 6% in investment grade and 19% in high yield.

  Conforming 30-year fixed mortgage rates approached record lows of nearly 4.7%.

Furthermore, truly historic weakness across a wide range of indicators, including employment data, retail, housing and auto sales, and forecasted gross domestic product fueled a “flight to quality” across investment sectors.

In recent months, the U.S. Federal Reserve had been a primary source of extraordinary actions, which included its plan to purchase more than $1.7 trillion in government securities, the expansion of the Term Asset-Backed Securities Loan Facility (TALF) to include commercial mortgage-backed securities (CMBS) and non agency mortgage-backed securities (MBS), and the more than 100% year-over-year growth in the monetary base. These initiatives, which are likely to push the size of the Fed’s balance sheet to more than $3 trillion, have been made in an attempt to help stabilize the economy by late 2009 over the near term.

DMC

The portion of Optimum Fixed Income Fund managed by DMC employs a diversified “core plus” investment strategy. This means that DMC invests the core of its assets under management in U.S. investment grade securities, and then strategically allocates other assets to additional fixed income markets. These sectors include U.S. high yield bonds, as well as established and emerging international markets.

As the Fund’s fiscal year started in 2008, the economy had already entered a recession as defined by the National Bureau of Economic Research. The U.S. Congress and the Bush administration attempted to combat the slowdown with a stimulus package aimed at helping consumer spending. By the first quarter of 2008, we had repositioned our high grade corporate exposure in an attempt to be more defensive. We invested in traditionally defensive sectors, such as energy, utility, communications, healthcare, and non cyclical industrials. We also reduced emerging market exposure and increased agency debt (at the expense of very low yielding U.S. Treasury notes) during the Fund’s fiscal year. Even with

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Portfolio management review

Optimum Fixed Income Fund

these risk management measures, the Fund experienced price declines as investors intensely sold off virtually all “risk” during the fourth quarter of 2008. The hardest-hit areas of the holdings were the high yield bond and loan areas, emerging markets, and non agency prime mortgage investments.

In particular, during the fiscal year our portion of the Fund included exposure to certain underperforming sectors (such as high yield bonds, non agency mortgage bonds, and emerging markets bonds) which are not represented in the Barclays Capital U.S. Aggregate Index. Our high yield bond exposure during the Fund’s fiscal year was meaningfully influenced by a general decline in high yield bond prices. This sector experienced deterioration as hedge funds and other institutional investors experienced redemptions that led to significant selling pressure. The continued environment of house price depreciation and rising foreclosures significantly influenced the deterioration of pricing of non agency mortgage bonds. Emerging market bonds and currencies were heavily influenced by the sharp slowdown in global economic activity and also performed poorly during the period. Each of these sectors contributed to our underperformance versus the Fund’s benchmark.

After the failure of Lehman Brothers, the nationalization of AIG, and the application of Troubled Asset Relief Program (TARP) funds, our analysts began to grow more comfortable with investments in the finance and banking sectors. We began adding to positions in this area after the initial TARP grants. In mid-December, with high grade corporate yield premiums near all-time highs, we increased investments in this area. We also increased other high-quality corporate sectors at the expense of agency debt and agency mortgage-backed securities. We also added high yield corporate bonds and loans to the holdings. Although the higher-quality parts of the high yield bond and loan areas experienced nice rallies, particularly late in the fiscal year, the performance of the high grade corporate sector has been somewhat disappointing. The Fund’s allocation to banking includes what we consider well-run and well-capitalized banks, yet these bonds have failed to participate with other sector rallies. We will closely monitor this situation for possible risk management remedies.

TCW

Due to the extreme market volatility that took place during the fiscal year, our strategy included opportunistically liquidating many of our CMBS, asset-backed securities, and corporate bond holdings as market conditions allowed. We believe we were successful in selling these positions at relatively attractive levels, and used the proceeds to purchase both agency and non agency mortgages. We believe there is still value in these sectors because assets remain at relatively low trading levels, with some offering double-digit yields.

Regarding detractors to performance, the non agency collateralized mortgage obligation (CMO) sector continued to underperform for the period, as further downgrades and forced selling continued to weigh on the market. Our exposure to these non agency CMOs, which are not represented in the Barclays Capital U.S. Aggregate Index, contributed to our significant underperformance versus the Fund’s benchmark during the fiscal year.

However, this sector showed signs of improvement toward the end of March 2009, driven primarily by the announcements of government intervention in the housing market. As prices in the mortgage market continued to depend more on technical considerations than on fundamental values, we added non agency CMOs to our portfolio. We believe these securities offer deep discounts and very attractive yields.

Agency mortgage performance during the period continued to be strongly influenced by the unprecedented number of new government programs and initiatives, as well as the general weakness of the housing market and economy. We have found increased value in agency CMOs, as liquidity concerns continue to keep less opportunistic investors sidelined. Specifically, we have been purchasing agency inverse interest only securities in our portfolio because we believe they are being priced with the expectation of elevated future prepayment levels.

Weak commercial real estate fundamentals and macroeconomic concerns adversely affected our CMBS holdings. In addition, CMBS is not a sector that is heavily represented in the Barclays Capital U.S. Aggregate Index, and the losses incurred by the CMBS portion of our portfolio added to our underperformance versus the Fund’s benchmark. Toward the end of the period, however, we pared down our CMBS exposure and focused on reducing our holdings in more credit-sensitive and longer-duration bonds. As a result, we were able to mitigate losses in this sector, by avoiding the massive widening of CMBS spreads during the fourth quarter of 2008.

Our outlook for CMBS remains cautious because current market conditions seem to be dictated by government initiatives. We are also wary because of deteriorating real estate fundamentals, rising delinquencies, and rating downgrades. The corporate market has remained difficult, with market activity slowing toward the end of the period. We remain diligent and focused on collateral quality, cash flow, and structure as a basis for security selection.

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Portfolio management review

Optimum International Fund

April 7, 2009

Performance preview (for the year ended March 31, 2009)
Optimum International Fund (Class A shares)	1-year return	-46.64%
MSCI EAFE Index (benchmark)	1-year return	-46.20%

For complete, annualized performance for Optimum International Fund, please see the table on page 19.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Mondrian Investment Partners Limited (Mondrian)
BlackRock Advisors LLC (BlackRock)

The already deeply troubled global economy deteriorated sharply in the second half of 2008 and into the new year. Leading economic indicators registered a significant and synchronized downturn in global growth during the Fund’s fiscal year ended March 31, 2009. Stocks were extremely weak on the year as a result of world-wide economic turmoil. Monetary and fiscal authorities around the globe struggled to gauge the magnitude and composition of policy action appropriate to address both tightening credit conditions and rapidly weakening demand. Governments and central banks took unprecedented action with unprecedented monetary and fiscal stimulus in an effort to reignite the flow of credit and spur economic growth.

Stocks generally rallied during a roughly six-week period that ran from late November 2008 through early January 2009 in which the benchmark MSCI EAFE (Europe, Australasia, Far East) Index advanced more than 20%. However, the gain for that index was followed by an extreme decline into March 2009. The difficult one-year period that ended March 31, 2009, closed with another several-week rally that stemmed from signs recessionary data might be moderating in the United States. Generally, global markets exhibited a high degree of volatility throughout the year due to the extreme lack of visibility regarding future corporate earnings and the difficulty of anticipating when the financial markets and the economy will begin to stabilize.

Overall, markets encompassed by the Fund and MSCI EAFE fell by at least 40% during the fiscal year, with the exception of Japan, which declined by 36%. Ireland was the worst performing market in the whole of EAFE, down almost 75%, and Germany, France, and the United Kingdom were each down by almost 50%. The Pacific region fared a little better than Europe. Australia and New Zealand fell by 45% and 47%, respectively, over the fiscal year. Hong Kong declined 40%, and Singapore was down 48%.

Mondrian

We believe we have a distinct value style in our management of equities and aim to keep our holdings in a position of low volatility while attempting to benefit from competitive performance in declining markets. All sectors represented in the portion of the Fund we managed fell during the fiscal period ended March 31, 2009. The strongest sectors were healthcare and telecommunications services, which have historically performed well during economic downturns. The weakest sector was financials, which incurred a precipitous decline of almost 60%. The materials sector also fell sharply.

Regarding notable country weightings, our position in the Taiwanese market and our avoidance of the underperforming Irish, Greek, and Austrian markets were helpful. An underweight position in the outperforming Swiss market, including exposure to Swiss currency, was a drag on performance.

Our currency hedges, in which we moved out of overvalued and underperforming sterling, and out of the euro, contributed to overall Fund performance. An overweight in the Australian dollar was not helpful as that currency fell strongly over the period. This disappointment was offset by our overweight in the Japanese yen, which rose strongly against the dollar.

The strongest performing stocks in our portion of the Fund were in Asia and include Hong Kong Electric Holdings and Taiwan Semiconductor Manufacturing. Some of our financial stocks experienced a sharp decline in price as the effects of the financial crisis were felt across the sector. Stocks that performed weakly included the Belgian financials company Fortis.

BlackRock

After assuming sub-advisory responsibility for a portion of Optimum International Fund in December 2008, the management team immediately realigned its portion of the Fund to better reflect our investment style and fundamental views. BlackRock manages its portion of the Fund based on a consistently applied active investment process that is highly disciplined, research-intensive, and attentive to risk. Through rigorous analysis of companies and their respective industries, we seek to identify companies that are well positioned to meet or exceed consensus expectations and potentially offer an attractive risk and reward opportunity.

Given the uncertain outlook, and our preferred approach of balancing risk exposures across the holdings we select, our performance relative to the benchmark index was driven by individual stocks rather than broad sector allocation decisions. The financial sector was one of the weakest performing sectors, but it was our biggest source of strength compared to the benchmark, as our holdings fared better than the index grouping and we had less overall exposure to the sector. Other significant contributors to performance came from industrials stocks, an overweight compared to the benchmark in the materials sector, and an underweight in energy.

In contrast, consumer discretionary holdings detracted from relative results, as did our underweight in stocks from Asia, excluding Japan. Europe and Japan were the weakest performing regions during the last quarter of the fiscal year.

The strength of the U.S. dollar against other currencies also weighed on returns during the time we managed assets for the Fund, although our sleeve’s exposure was largely in line with that of the benchmark.

At the end of the reporting period, the BlackRock-managed portion of the Fund remained relatively neutral versus the benchmark with respect to sector and regional positioning. In our opinion, strong stock selection and sound risk management offer the best chance of success in the current environment.

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Portfolio management review

Optimum Large Cap Growth Fund

April 7, 2009

Performance preview (for the year ended March 31, 2009)
Optimum Large Cap Growth Fund (Class A shares)	1-year return	-37.70%
Russell 1000® Growth Index (benchmark)	1-year return	-34.28%

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 22.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Marsico Capital Management, LLC (Marsico)
T. Rowe Price Associates, Inc. (T. Rowe Price)
Fred Alger Management, Inc. (Fred Alger)

U.S. equities were pummeled for much of the Fund’s fiscal year ended March 31, 2009, battered by collapsing economic growth, dysfunctional credit markets, a hobbled housing industry, and a massive investor “flight to safety,” among other factors. Negative economic developments trumped a remarkable and enormous amount of fiscal and monetary policy responses that were enacted or announced around the globe, geared at stabilizing the capital markets and stimulating economic activity.

The Russell 1000 Growth Index registered steep double-digit declines over the 12-month period, although sector performances varied widely. Healthcare, consumer staples, and telecommunication services were the best performing sectors, as investors flocked to the traditionally defensive stocks. The financials sector was the worst performer, with widespread concern about the shortage of capital at many firms. The energy, utilities, industrials and business services sectors also performed poorly as global demand stalled and energy prices declined.

Some economic clouds began to recede as the period drew to a close, and stock markets showed signs of life. But the displacement caused by massive deleveraging among financial institutions hardly seems over, and continued strains from the economic recession are likely to remain considerable for some time. The major recession has resulted in extremely low valuations of equities relative to other asset classes based on certain analyses. Corporate earnings could be a telltale sign of economic recovery and renewed consumer and investor confidence.

Marsico

The Marsico investment approach emphasizes the stocks of what we believe are high-quality companies with compelling potential for long-term capital appreciation. The investment process combines top-down macroeconomic and industry analysis with bottom-up stock selection. A fundamental aspect of our approach is that we internally formulate an investment hypothesis and then rigorously test that hypothesis through multi pronged, hands-on analysis.

During the Fund’s fiscal year, we increased our exposure to information technology, materials, and consumer staples, and we decreased exposure to telecommunication services, energy, and financials sectors. These changes were primarily a result of our standard process for selecting stocks. Stock choices in the materials sector were positive contributors to performance during the period. Collectively, our holdings in the sector outperformed those of the comparable benchmark-index sector.

For much of the year, our portion of the Fund maintained an overweight position in the financials sector, the weakest performing sector in the benchmark index. This positioning hurt performance results. Stock selection within the industrials sector was also a source of underperformance for our segment of the Fund. Railroad operators Union Pacific and Norfolk Southern, and aerospace-defense companies General Dynamics and Lockheed Martin were among the largest individual detractors during the year.

By maintaining an underweighted posture in healthcare and consumer staples, the two strongest performing sectors in the benchmark index, our portion of the Fund incurred an opportunity cost.

T. Rowe Price

Energy holdings were the leading source of strength in our section of the Fund, while significant underweights compared to the benchmark index in industrials and business services, and an avoidance of utilities stocks, also contributed to overall results. Our consumer staples and telecommunication services holdings were sources of weakness.

Large integrated oil companies, which are less reliant on energy prices, were the primary driver of performance for the T. Rowe Price–managed segment of the Fund. Companies such as Chevron, Exxon Mobil, and Petroleo Brasileiro outperformed the overall sector as energy prices declined sharply in the second half of 2008. Our portion of the Fund remained slightly underweight to the benchmark in energy stocks at the Fund’s fiscal year end.

Schlumberger, the global oilfield services company, was a notable underperformer, as was Smith International, the Texas-based supplier of products to the gas and oil industry. Both companies are heavily influenced by the price of oil and therefore sustained severe losses as energy prices declined in the second half of 2008. We maintained positions in both firms, believing in their ability to rebound with the increasing global demand for petroleum and other energy sources.

Industrials and business services were among the worst performers in the Russell 1000 Growth Index, although Danaher, a diversified machinery company, was a source of relative strength for the Fund. We believe the company’s outperformance is a benefit of its diversification, which traditionally has offered opportunity for longer-term, more stable growth and fewer fluctuations based on change in the marketplace. Our portion of the Fund remains underweight to the benchmark in industrials, with concentrations in just a few industries, such as machinery, air freight, and logistics. Growth opportunities in the sector appear limited to us, given the dramatic falloff in global demand. Consumer staples was by far the leading area of underperformance in our portion of the Fund, due to both the weaker returns generated by our holdings and our significant underweight to the sector, which was among the strongest in the Russell 1000 Growth Index. Investors favored these defensive stocks, which are typically less sensitive to market volatility, and pushed valuations to inflated levels.

Our telecommunication services holdings were also a source of relative weakness for the Fund. The market seemed to favor large diversified companies rather than the wireless communication companies that we favor.

Fred Alger

We employ a bottom-up investment process to identify what we believe are the fastest-growing companies in their respective sectors. Due to our experience and expertise in information technology and healthcare, we have traditionally held large weightings in these two sectors, which were the largest in our portion of the Fund at the end of the Fund’s fiscal year.

The information technology and consumer staples sectors were sources of strength relative to the benchmark index, while materials and financials were weak.

Within the index, industrials were particularly weak during the period, but we were underweight this area because, as growth investors, we generally avoid owning stocks driven by commodity prices or economic cycles. We prefer to own companies that we believe are undergoing positive life-cycle changes or high unit-volume growth. We believe these factors make them the fastest-growing companies in their sectors.

Microsoft was among the best performers in our portion of the Fund. Despite what has been espoused in the media, we believe Microsoft continues to be a growth company. Its growth prospects remain solid compared to its price in our opinion. Microsoft has displayed continued growth in its software lines and is set to introduce a new operating system later this year or early next year. Importantly, approximately 70% of its revenue is coming from areas

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Portfolio management review

Optimum Large Cap Growth Fund

other than its Windows operating system. We believe there will continue to be a place for Microsoft as it looks to increase scale to compete with Google.

Google was another important contributor, as the company benefited from a growing international volume of Web searches during the period. We continue to hold Google stock because of its existing ability to generate free cash flow and its high level of liquidity.

Weatherford International and Nintendo were weak performers. Oilfield services company Weatherford suffered a 1% decline in its North American active rig count between 2007 and 2008, according to the company. We have maintained our position in the stock and believe the company can deliver value to shareholders as it shifts away from the North American market toward markets in the Eastern Hemisphere.

Nintendo suffered from what we consider indiscriminate selling as the market fell. We believe that the gaming market retains some recession-proofing and that the company has good growth prospects. It continues to innovate, introducing new products and expanding product lines to compete.

Optimum Large Cap Value Fund

April 7, 2009

Performance preview (for the year ended March 31, 2009)
Optimum Large Cap Value Fund (Class A shares)	1-year return	-38.97%
Russell 1000® Value Index (benchmark)	1-year return	-42.42%

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 24.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Advisor

Delaware Management Company (DMC)

Sub-advisors

TCW Investment Management Company (TCW)
Massachusetts Financial Services Company (MFS)

During the Optimum Large Cap Value Fund fiscal year, which ended March 31, 2009, the peaking credit crisis in the mortgage market and related industries effected huge changes in the economies of the United States and countries around the world. The subsequent effects of government intervention were felt across the economy through banking bailouts, the takeover of AIG, and the conversion of Fannie Mae and Freddie Mac. U.S. government action resulted in the Troubled Asset Relief Program (TARP) and the Term Asset-Backed Securities Loan Facility (TALF).

Early in 2008, troubles in the housing and mortgage markets seemed to suggest only a minor slowdown in corporate profitability and economic growth. Beginning in September 2008, however, overall economic activity essentially ground to a halt as troubles in the financial sector suddenly mushroomed. What had previously been a problem of large financial institutions holding poorly performing assets quickly became a widespread contraction in credit markets. Valuation multiples in the stock market also contracted significantly while risk premiums in the bond market soared.

Gross domestic product data released in February 2009 indicated that the U.S. economy had shrunk by more than 6.0% during the fourth quarter of 2008, and that almost every major component of the economy (with the notable exception of government spending) declined. While a reduction in exports and a decline in the equipment and software sector were notable, retail sales figures were perhaps most worrisome, as consumers significantly cut back on their spending during the quarter.

Equity investors seemed to take their cues from the almost daily dose of economic news, driving major indices to levels not seen in more than 10 years. For example, the Dow Jones Industrial Average nosedived below 6,600, while the S&P 500 Index dropped below 700. Beginning in mid-March 2009, however, investors welcomed tentative signs that the dramatic economic weakening of the prior six months was potentially giving way to a moderation in the overall contraction and major equity indices climbed off their lows.

Signs of optimism surfaced in March as some of the economic data had a more positive tone that suggested to some that the recession had perhaps bottomed. For example, the U.S. Commerce Department reported that durable-goods orders increased in February. It also announced that new-home sales exceeded expectations. In addition, a National Association of Realtors report showed that existing-home sales rose in February.

TCW

Our strategy in the Fund has not changed over the fiscal year. Specifically, the investment philosophy and process is designed to select securities based on fundamental stock selection rather than economic trends. In fact, we believe that increased volatility has presented great opportunities that fit within our parameters. Consequently, we have attempted to take advantage of these opportunities by selling certain positions at our upside price targets. We believe we are also finding attractive companies with upside catalysts that currently meet our valuation criteria.

When comparing returns to the benchmark index, sector positioning played a role. Our portion of the Fund benefited from an overweight in telecommunications, one

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Portfolio management review

Optimum Large Cap Value Fund

of the best performing sectors during the year, and an underweight in poor-performing industrials.

Our overweight position in consumer discretionary stocks, which slightly outperformed the broader market, also contributed favorably. Our holdings in this sector were led by Regal Entertainment Group and Gap, as well as by home improvement company The Home Depot and homebuilder Lennar. The latter pair benefited late in the period as U.S. sales of previously owned homes climbed unexpectedly in February 2009. Bargain hunters in the residential housing market took advantage of foreclosures, easier access to financing, and improved mortgage rates.

Other sector weightings compared to the benchmark played a role in downside performance. An overweight in materials and underweights in healthcare and information technology detracted from performance.

The worst performing and most talked-about sector of the economy in 2008 and the first quarter of 2009 has of course been financials. Although we sold several financial stocks in the second half of 2008, including multi nationals American International Group and Citigroup, this sector as a whole had negligible consequences on overall performance relative to the benchmark index.

Among individual contributors to relative performance were Chevron and Anadarko Petroleum, in the energy sector, and telecommunications company Qwest Communications International.

Materials stocks Alcoa, E. I. du Pont de Nemours and Company (DuPont), and Louisiana-Pacific struggled during the fiscal year, which prompted us to sell both Alcoa and Louisiana-Pacific. Based on our fundamental review, we decided to add slightly to our position in DuPont.

After oil prices dropped precipitously in the latter half of 2008, we took advantage of the declining energy stock prices and initiated positions in Valero Energy, BP, Marathon Oil, Anadarko Petroleum, and Baker Hughes. In the battered financial sector we initiated positions in Invesco and Annaly Capital Management.

We believe that as confidence levels stabilize, investors’ outlooks should begin to move beyond day to day. When this occurs, we believe it could help investors who are focused on bottom-up stock selection.

MFS

While the last fiscal year has been an extremely difficult time in the market, we continue to manage with a bottom-up, fundamentally driven investment process. We believe the selloff in the market has given us an opportunity to buy stocks trading in line or at a discount to the overall market.

We believe the decreased appetite for risk over the last year has generally helped our investment choices. We pay careful attention to risk management and all MFS investment decisions are driven by the fundamentals of each individual opportunity from relative performance.

The largest contribution to performance relative to the benchmark during the period in our section of the Fund came from avoiding or underweighting many of the hardest hit names within financial services. We did also get positive returns from financial services firms Citigroup and Bank of New York Mellon, which fared better than many other financial stocks. Avoiding a position in insurance firm American International Group, on the other hand, benefited relative results, as that stock created a significant drag on the index. That said, a handful of our financial holdings including Allstate, MetLife, and State Street, did not escape market sentiment and suffered declines.

Stock selection within the industrial goods and services sector helped relative performance, as did our stock selection in technology, where Oracle, Intel, and International Business Machines were Fund contributors. Names from other sectors that aided relative results included French integrated oil company Total, General Electric, and the pharmaceutical company Wyeth.

Certain sector positionings compared to the benchmark detracted from returns. For example, underweight exposures to energy, utilities, and communications detracted from relative performance. Among individual stocks, Exxon Mobil and Verizon Communications were examples of detractors.

Lastly, it is also common for our holdings to have a different currency exposure than the benchmark. During this reporting period, that currency exposure was a detractor from performance compared to the benchmark index.

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Portfolio management review

Optimum Small-Mid Cap Growth Fund

April 7, 2009

Performance preview (for the year ended March 31, 2009)
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	-40.07%
Russell 2500™ Growth Index (benchmark)	1-year return	-38.14%
For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 26.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Wanger Asset Management
(Columbia WAM)
Wellington Management Company LLP (Wellington)

Early in the Fund’s fiscal year, troubles in the housing and mortgage markets seemed to suggest only a minor slowdown in corporate profitability and economic growth. Beginning in September 2008, however, overall economic activity essentially ground to a halt as troubles in the financial sector suddenly mushroomed. What had previously been a problem of large financial institutions holding poorly performing assets quickly became a widespread contraction in credit markets.

Small-cap equities came under substantial pressure toward the end of 2008 as a significant downturn in global economic activity led to market declines. While hardly a surprise, the National Bureau of Economic Research announced in December 2008 that the U.S. economy had officially been in recession since the end of 2007. U.S. unemployment increased to its highest level in 15 years, and the Case-Shiller Home Price Index™ showed a year-over-year decline of 18% in October.

The Federal Reserve and U.S. Treasury continued their efforts to stabilize the economy through a number of initiatives, including a reduction in the federal funds rate to a target range of between 0% and 0.25%, capital infusions in troubled financial institutions, and the announcement of a plan to purchase $600 billion in mortgage-backed securities. Combined with these efforts to improve credit conditions, Washington also agreed to provide $17.4 billion in loans to support struggling automakers General Motors and Chrysler.

Small-cap equities posted negative returns for the fiscal year. While credit markets have improved slightly, corporate bond yields at fiscal year-end remained near all-time highs and banks in many cases continued to show an unwillingness to lend. The Treasury and the Federal Reserve have continued providing support to the financial sector and credit markets by way of direct capital infusions into banks, as well as the establishment of the Term Asset-Backed Securities Loan Facility (TALF), a program designed to provide low-cost financing for purchasers of asset-backed securities.

Some economic clouds began to recede as the period drew to a close and equity markets rallied substantially during the last two weeks of March 2009. Depressed valuations, combined with better-than-feared economic data, led to significant outperformance from more-economically sensitive areas of the small-cap investment universe.

Columbia WAM

Energy stocks in the Columbia WAM portion of Optimum Small-Mid Cap Growth Fund took the brunt of the market decline. Oil prices plummeted during the fiscal period and energy stock prices for oil service stock FMC and natural gas producer Carrizo Oil & Gas ended at less than half their starting market value.

Consumer stocks also saw dramatic markdowns as shoppers cut back on spending. In addition to the general sector downturn, Abercrombie & Fitch sales suffered from the company’s decision to refrain from discounting its prices. Urban Outfitters, an apparel and home specialty goods retailer, had strong sales growth for the first three quarters of 2008. Yet, investors seemed to fear that the faster-growing consumer companies had farther to fall, and the stock was taken down along with others in the sector.

Some bright spots aided performance for the period. ITT Educational Services announced a significant increase in student enrollment as the economic slowdown and subsequent job losses drove people back to school. The stock was the best performer in our portion of the Fund. Biotech company Myriad Genetics posted solid gains thanks to strong growth in its diagnostic testing business, paced by its flagship BRCA test, which is used to detect a breast cancer gene.

At the end of the fiscal period, we believed that the economic freefall had left professional investors with two primary options. They could obsess over the economic tea leaves and attempt to time the market by adjusting their asset mixes and industry exposures. Or, they could focus on individual stock fundamentals. Our natural preference is to do the latter, in an effort to determine which individual companies might survive or thrive once the economic turbulence subsides.

Wellington

As of March 31, 2009, Wellington had been a sub-advisor of Optimum Small-Mid Cap Growth Fund for approximately nine months. During that time the Fund, like its peers, was bogged down by swiftly deteriorating global economic conditions, extremely volatile markets, and increasingly pervasive pessimism. The perceived safe-haven sub sector — consumer staples — was the best-performing group in the market despite its 20%-plus dive in returns on the fiscal year.

Information technology and healthcare were areas of weakness for the portfolio when comparing returns to the Russell 2500 Growth Index. Within information technology, UbiSoft Entertainment shares traded lower amid disappointing sales for several of its software gaming titles, while slow retail sales and the negative effects of foreign currency exchanges and pension expenses weighed on NCR. We eliminated both positions during the period.

In healthcare, concerns about potential pharmaceutical and biotechnology budget cuts undermined portfolio positions in contract research organizations ICON and Charles River Laboratories International. We continue to hold ICON, which we see as having the best growth trajectory among its peers, but have exited our position in Charles River Laboratories.

Relative performance was helped by our stock selection in the industrials and telecommunications services sectors. Industrials holding Aecom Technology, an engineering and consulting firm, beat earnings expectations and stood to potentially benefit from government-sponsored infrastructure investments. In telecommunications services, MetroPCS Communications’ value-oriented wireless service grew as consumers shifted away from higher-cost alternatives.

Looking for accelerating revenue growth has been challenging in the recent environment, and we have trained our focus on companies we believe will not only survive the downturn, but will also — by virtue of their balance sheets or market positions — thrive during normal business cycles. As such, at fiscal year end the portion of the Fund we managed blended stocks that we considered to be both offensive and defensive holdings.

For example, in recent months we built holdings across a select group of property-casualty insurance and reinsurance stocks. Significant capital was drained from these industries because of major storms and fires, as well as extreme declines in the securities market. The companies we have focused on are distinguished by their perceived capital discipline and strong balance sheets.

By the end of the period, an abundance of uncertainty had clearly and significantly undermined confidence among investors. We recognize that lack of confidence can be a self-fulfilling process, particularly for companies at the very early stages of their potential growth trajectory and companies with financial leverage. That said, we believe uncertainty and controversy create opportunity, especially for companies that are pursuing compelling growth opportunities and are led by nimble and capable management teams. We are focused on identifying and investing in these types of companies because we believe they are the ones that ultimately tend to get rewarded.

(continues)     13

Portfolio management review

Optimum Small-Mid Cap Value Fund

April 7, 2009

Performance preview (for the year ended March 31, 2009)
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	-45.09%
Russell 2500™ Value Index (benchmark)	1-year return	-38.66%
For complete, annualized performance for Optimum Small-Mid Cap Value Fund, please see the table on page 28.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Delafield Asset Management (Delafield)
The Killen Group, Inc. (Killen)
Westwood Management Corp. (Westwood)

The markets were in turmoil for much of the Fund’s fiscal year ended March 31, 2009, as the global financial system nearly collapsed, credit tightened, and the U.S. economy went into a severe recession.

Early in the fiscal year, troubles in the housing and mortgage markets seemed to suggest only a minor slowdown in corporate profitability and economic growth. Beginning in September 2008, however, overall economic activity essentially ground to a halt as troubles in the financial sector suddenly mushroomed. What had previously been a problem of large financial institutions holding poorly performing assets quickly became a widespread contraction in credit markets.

The U.S. government’s takeover of AIG, Fannie Mae, and Freddie Mac, along with the bankruptcy filing of Lehman Brothers, created an environment where investors and financial institutions seemed much less willing to invest in, or lend to, private enterprises. Valuation multiples in the stock market contracted significantly while risk premiums in the bond market soared. A prime example of the latter was the commercial paper market, which many companies use as a source of liquidity for short-term financing needs. Here lenders (primarily money market funds) refused to roll over loans to many companies, even those with investment grade ratings, until the government stepped in and created a program for insuring money market funds against losses.

With credit unavailable, consumer demand was substantially reduced, and in response, businesses aggressively reduced their inventory levels. Housing prices continued to decline and mortgage defaults spiked. Unemployment levels soared in February 2009. Forced liquidation by hedge funds and other investment vehicles exacerbated the equity market’s response to the economic turmoil.

Signs of optimism surfaced in March 2009 as some of the economic data had a more positive tone that suggested to some that the recession had perhaps bottomed. The U.S. Commerce Department reported that durable-goods orders increased in February. It also announced that new-home sales exceeded expectations. In addition, a National Association of Realtors report showed that existing-home sales rose in February.

Delafield

We have selected our holdings using a bottom-up approach that’s based on each company’s unique criteria. We look for companies that we believe have potential not yet recognized by the broader market. We focus intently on valuation and attempt to invest at prices that we believe are attractive.

The portion of the Fund that we manage was not immune to the economic and market turmoil experienced over the past 12 months. We failed to anticipate some of the factors that would affect the market during the year, and certainly underestimated the magnitude of those factors. Our heavy exposure to the materials and processing sector especially hurt performance in our portion of the Fund relative to the benchmark for the year. However, we have maintained our overweight position in these companies, as the decline in valuations was extreme and quick and we believe that the worst may be over for those stocks.

Our relative overweight position in technology stocks also hurt performance for the year. On the positive side, the Fund continued to benefit from our purposeful avoidance of the financial services sector, and energy investments also contributed to performance. Our small position in the energy sector was partially driven by a belief that valuations are at historically low levels.

In the current environment we have put an increasing premium on companies with solid balance sheets and strong cash flow generation that we believe can survive an environment of economic weakness. Our intent at year end was to continue to focus on what we consider “special situation” opportunities, with a belief that as a company’s financial health begins to improve, earnings and stock valuations should benefit accordingly.

Killen

Given the poor stock market environment last year, all sectors performed poorly on an absolute basis. Our portion of the Fund performed well compared to the benchmark index constituents within the financial and consumer discretionary areas, while industrials and information technology sectors were underperformers.

Specific companies that performed well during the fiscal year include some of our more recent purchases. Sturm Ruger, a manufacturer of firearms, was a turnaround situation that we purchased approximately two years ago. During 2008, the company began to reap the rewards of its new management team’s efforts to improve productivity and lower costs. Combined with strong demand, these efforts led to improved financial results and a higher stock price.

Financial results at Dress Barn, a moderately priced women’s retailer, held up relatively well in the current economic environment, and our purchase of the stock in the second half of 2008 was rewarded over the short term.

As for performance detractors, Gulf Island Fabrication, a manufacturer of offshore drilling rigs, saw its backlog shrink in response to lower energy prices. We had already cut back our exposure to the stock at higher levels, yet the sharp decline in its price over the last two quarters of the fiscal year hurt performance.

Horace Mann Educators, an insurance company, was negatively affected by losses in its bond portfolio as well as by higher claims from natural disasters impacting its core insurance operations. We believe that Gulf Island Fabrication and Horace Mann still offer value and price-appreciation potential over the longer term. We purchased more shares of each as their prices declined.

Our approach to investing has always stressed the long-term earnings power of a company and the financial strength of its business. Although we believe short-term future results should be poor relative to historic levels of sales and profit margins for the majority of our investments, we also believe that the companies in our investments have the earnings power and financial strength to weather the economic downturn. As we monitor our holdings, we look for the companies to position themselves as stronger competitors for a possible recovery.

While we closely monitored the results of the companies that we own, we also used the current market weakness to identify new, undervalued investment candidates as the year progressed. We ended the fiscal year with the lowest level of cash in the past several years. This cash position is not an attempt to position ourselves to “time” the market. Rather, we believe this position allows us to strategically take advantage of individual opportunities created by investor pessimism about small-cap stocks.

Westwood

Westwood became a sub-advisor to the Fund in December 2008 and transitioned the portfolio from the stocks held by the former sub-advisor to those that represent our investment strategy.

An extreme degree of investor fear, particularly regarding the banking and housing industry, consumer debt, and the global economic slowdown, has made for a very challenging time in which to manage an equity portfolio. Our holdings suffered a fairly large absolute loss during the period we sub-advised the Fund, as stocks related to consumer spending, commodities, and global economic growth sold off amid a generally fearful

(continues)     15

Portfolio management review

Optimum Small-Mid Cap Value Fund

market environment. However, our holdings performed well relative to the benchmark, due specifically to the avoidance of certain banks, as well as certain consumer companies and real estate–related companies, which were among the most damaged by the market selloff. Our portion of the Fund is invested in companies that we believe are poised to survive this downturn, grow revenues, and take market share from weaker competitors.

In the face of the turbulent market environment, we sought to identify high-quality companies that possess the combination of undervalued earnings growth potential and limited downside risk. Relying on stringent fundamental research, we focused on uncovering companies that we believe have a number of strong financial characteristics, particularly strong cash flow and low levels of debt. We then focused on stocks we believed had a favorable ratio of potential upside to downside. We also continually monitored risks to limit losses.

Banks that we did own, including Comerica and People’s United Financial, have weathered the crisis relatively well due to their solid capital ratios and prudent lending practices. In addition, firms that sell services to financial companies, including Metavante Technologies and FactSet Research Systems, produced positive returns during the short period we managed our portion of the Fund. Securities in the healthcare and consumer discretionary sectors hindered performance relative to the benchmark in our portion of the Fund. This included home healthcare firm Amedisys, which sold off after the proposed U.S. budget revealed plans to lower Medicare reimbursement, and Tupperware Brands, which posted disappointing results due to a material slowdown in discretionary consumer spending.

Performance summary

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Fixed Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through March 31, 2009	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-7.82%	+0.97%	+1.36%	+2.38%
Including sales charge	-11.96%	-0.56%	+0.44%	+1.55%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-8.42%	+0.31%	+0.67%	+1.72%
Including sales charge	-11.89%	-0.36%	+0.23%	+1.57%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-8.41%	+0.31%	+0.69%	+1.74%
Including sales charge	-9.27%	+0.31%	+0.69%	+1.74%

Institutional Class (Est. Aug. 1, 2003)	-7.51%	+1.32%	+1.70%	+2.72%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 16 through 18.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses from Aug. 1, 2008, through July 31, 2009.

Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.43%	2.08%	2.08%	1.08%
Net expenses
(including fee waivers, if any)	1.24%	1.89%	1.89%	0.89%
Type of waiver	Contractual	Contractual	Contractual	Contractual

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

The Fund may be affected by prepayment risk due to holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower-yielding securities.

If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund may be subject to the special risks associated with those activities. The Fund may be affected by economic conditions, which may hinder a company's ability to make interest and principal payments on its debt.

The Fund may be affected by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

Derivatives risk is the possibility that funds may experience a significant loss if they employ a derivatives strategy related to a security or a securities index, and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

Certain bond funds may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2009

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2009)
Barclays Capital U.S. Aggregate Index	$10,000	$13,026
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$11,646
Optimum Fixed Income Fund — Class A shares	$9,550	$10,913

(continues)     19

Performance summary

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 4.50% front-end sales charge for an investment in Class A shares. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 16 through 17.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Aug. 1, 2003. The Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, measures the performance of more than 9,000 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers for Optimum Fixed Income Fund
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance summary

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum International Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through March 31, 2009	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-46.64%	-14.66%	-3.21%	+1.15%
Including sales charge	-49.69%	-16.33%	-4.35%	+0.09%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-47.02%	-15.25%	-3.85%	+0.48%
Including sales charge	-49.05%	-15.91%	-4.38%	+0.27%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-46.98%	-15.21%	-3.83%	+0.50%
Including sales charge	-47.49%	-15.21%	-3.83%	+0.50%

Institutional Class (Est. Aug. 1, 2003)	-46.49%	-14.38%	-2.88%	+1.49%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 19 through 21.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses from Aug. 1, 2008, through July 31, 2009.

Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.75%	2.40%	2.40%	1.40%
Net expenses
(including fee waivers, if any)	1.75%	2.40%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Investing in emerging markets can be riskier than investing in well-established foreign markets.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2009

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2009)
MSCI EAFE Index	$10,000	$11,823
Optimum International Fund — Institutional Class shares	$10,000	$10,872
Optimum International Fund — Class A shares	$9,425	$10,054

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge for an investment in Class A shares. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 19 through 20.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Aug. 1, 2003. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers for the Optimum International Fund
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues)     23

Performance summary

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Large Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through March 31, 2009	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-37.70%	-14.12%	-5.25%	-2.63%
Including sales charge	-41.26%	-15.79%	-6.36%	-3.64%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-38.09%	-14.67%	-5.86%	-3.26%
Including sales charge	-40.56%	-15.43%	-6.27%	-3.58%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-38.09%	-14.67%	-5.86%	-3.26%
Including sales charge	-38.71%	-14.67%	-5.86%	-3.26%

Institutional Class (Est. Aug. 1, 2003)	-37.51%	-13.84%	-4.92%	-2.30%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 22 through 23.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses from Aug. 1, 2008, through July 31, 2009.

Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.60%	2.25%	2.25%	1.25%
Net expenses
(including fee waivers, if any)	1.60%	2.25%	2.25%	1.25%
Type of waiver	Contractual	Contractual	Contractual	Contractual

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Prices of growth company securities may be more volatile than other securities, particularly over the short term. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the overall equity market or poor performance in specific industries or companies.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2009

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2009)
Russell 1000® Growth Index	$10,000	$9,018
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$8,766
Optimum Large Cap Growth Fund — Class A shares	$9,425	$8,104

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge for an investment in Class A shares. Please note additional details about these fees in the “Performance summary” section of this report on page 22.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Aug. 1, 2003. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers for Optimum Large Cap Growth Fund
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)     25

Performance summary

Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Large Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2009	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-38.97%	-13.03%	-4.14%	-1.09%
Including sales charge	-42.48%	-14.73%	-5.27%	-2.12%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-39.37%	-13.57%	-4.75%	-1.72%
Including sales charge	-41.76%	-14.30%	-5.12%	-1.94%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-39.31%	-13.57%	-4.75%	-1.72%
Including sales charge	-39.91%	-13.57%	-4.75%	-1.72%

Institutional Class shares (Est. Aug. 1, 2003)	-38.76%	-12.71%	-3.80%	-0.74%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 24 through 25.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses from Aug. 1, 2008, through July 31, 2009.

Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.56%	2.21%	2.21%	1.21%
Net expenses
(including fee waivers, if any)	1.54%	2.19%	2.19%	1.19%
Type of waiver	Contractual	Contractual	Contractual	Contractual

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A value stock may not increase in price as anticipated if other investors do not share the portfolio managers’ perception of the company’s value or if the factors that would typically increase the price of the security do not occur. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the overall equity market or poor performance in specific industries or companies.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2009

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2009)
Russell 1000® Value Index	$10,000	$9,186
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$9,588
Optimum Large Cap Value Fund — Class A shares	$9,425	$8,858

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge for an investment in Class A shares. Please note additional details on these fees in the “Performance summary” section of this report, which includes page 24.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Aug. 1, 2003. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers for Optimum Large Cap Value Fund
	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class B	OBLVX	246118855
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues)     27

Performance summary

Optimum Small-Mid Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Small-Mid Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2009	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-40.07%	-20.34%	-8.43%	-2.77%
Including sales charge	-43.53%	-21.89%	-9.51%	-3.78%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-40.44%	-20.86%	-9.03%	-3.38%
Including sales charge	-42.82%	-21.54%	-9.70%	-3.62%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-40.44%	-20.86%	-9.03%	-3.38%
Including sales charge	-41.03%	-20.86%	-9.03%	-3.38%

Institutional Class (Est. Aug. 1, 2003)	-39.84%	-20.06%	-8.10%	-2.43%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 26 through 27.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses from Aug. 1, 2008, through July 31, 2009.

Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.11%	2.76%	2.76%	1.76%
Net expenses
(including fee waivers, if any)	1.90%	2.55%	2.55%	1.55%
Type of waiver	Contractual	Contractual	Contractual	Contractual

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Prices of growth company securities may be more volatile than other securities, particularly over the short term. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the overall equity market or poor performance in specific industries or companies.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2009

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2009)
Russell 2500™ Growth Index	$10,000	$9,695
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$8,698
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$8,039

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge for an investment in Class A shares. Please note additional details on these fees in the “Performance summary” section of this report, which includes page 26.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index as of Aug. 1, 2003. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers for Optimum Small-Mid Cap Growth Fund
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118882
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)     29

Performance summary

Optimum Small-Mid Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Small-Mid Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2009	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-45.09%	-21.35%	-7.92%	-2.57%
Including sales charge	-48.23%	-22.88%	-9.00%	-3.59%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-45.47%	-21.83%	-8.51%	-3.19%
Including sales charge	-47.65%	-22.45%	-9.16%	-3.39%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-45.42%	-21.83%	-8.51%	-3.19%
Including sales charge	-46.01%	-21.83%	-8.51%	-3.19%

Institutional Class (Est. Aug. 1, 2003)	-44.90%	-21.06%	-7.60%	-2.23%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart above and in the “Performance of a $10,000 Investment” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 28 through 29.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses from Aug. 1, 2008, through July 31, 2009.

Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.09%	2.74%	2.74%	1.74%
Net expenses
(including fee waivers, if any)	1.75%	2.40%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. A value stock may not increase in price as anticipated if other investors do not share the portfolio managers’ perception of the company’s value or if the factors that would typically increase the price of the security do not occur. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the overall equity market or poor performance in specific industries or companies.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2009

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2009)
Russell 2500™ Value Index	$10,000	$9,990
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$8,799
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$8,131

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and assumes the reinvestment of all Fund distributions for Class A and Institutional Class shares. The chart also includes the effect of a 5.75% front-end sales charge for an investment in Class A shares. Please note additional details on these fees in the “Performance summary” section of this report, which includes page 28.

The chart also assumes $10,000 invested in the Russell 2500 Value Index as of Aug. 1, 2003. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers for Optimum Small-Mid Cap Value Fund
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the period October 1, 2008 to March 31, 2009

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008 to March 31, 2009.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/08 to
	10/1/08	3/31/09	Ratio	3/31/09*
Actual Fund Return
Class A	$1,000.00	$961.40	1.24%	$6.06
Class B	1,000.00	957.30	1.89%	9.22
Class C	1,000.00	958.50	1.89%	9.23
Institutional Class	1,000.00	961.80	0.89%	4.35
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.24%	$6.24
Class B	1,000.00	1,015.51	1.89%	9.50
Class C	1,000.00	1,015.51	1.89%	9.50
Institutional Class	1,000.00	1,020.49	0.89%	4.48

Optimum International Fund
Expense Analysis of an Investment of $1,000
				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/08 to
	10/1/08	3/31/09	Ratio	3/31/09*
Actual Fund Return
Class A	$1,000.00	$682.90	1.77%	$7.43
Class B	1,000.00	680.80	2.42%	10.14
Class C	1,000.00	681.10	2.42%	10.14
Institutional Class	1,000.00	684.00	1.42%	5.96
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.11	1.77%	$8.90
Class B	1,000.00	1,012.86	2.42%	12.14
Class C	1,000.00	1,012.86	2.42%	12.14
Institutional Class	1,000.00	1,017.85	1.42%	7.14

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the 182/365 (to reflect the one-half year period).

Optimum Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/08 to
	10/1/08	3/31/09	Ratio	3/31/09*
Actual Fund Return
Class A	$1,000.00	$725.10	1.62%	$6.97
Class B	1,000.00	722.90	2.27%	9.75
Class C	1,000.00	722.90	2.27%	9.75
Institutional Class	1,000.00	726.10	1.27%	5.47
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.85	1.62%	$8.15
Class B	1,000.00	1,013.61	2.27%	11.40
Class C	1,000.00	1,013.61	2.27%	11.40
Institutional Class	1,000.00	1,018.60	1.27%	6.39

Optimum Large Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/08 to
	10/1/08	3/31/09	Ratio	3/31/09*
Actual Fund Return
Class A	$1,000.00	$690.30	1.54%	$6.49
Class B	1,000.00	688.50	2.19%	9.22
Class C	1,000.00	688.50	2.19%	9.22
Institutional Class	1,000.00	692.00	1.19%	5.02
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.54%	$7.75
Class B	1,000.00	1,014.01	2.19%	11.00
Class C	1,000.00	1,014.01	2.19%	11.00
Institutional Class	1,000.00	1,019.00	1.19%	5.99

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the 182/365 (to reflect the one-half year period).

Optimum Small-Mid Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/08 to
	10/1/08	3/31/09	Ratio	3/31/09*
Actual Fund Return
Class A	$1,000.00	$635.30	1.90%	$7.75
Class B	1,000.00	633.30	2.55%	10.38
Class C	1,000.00	633.30	2.55%	10.38
Institutional Class	1,000.00	636.50	1.55%	6.32
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.46	1.90%	$9.55
Class B	1,000.00	1,012.22	2.55%	12.79
Class C	1,000.00	1,012.22	2.55%	12.79
Institutional Class	1,000.00	1,017.20	1.55%	7.80

Optimum Small-Mid Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/08 to
	10/1/08	3/31/09	Ratio	3/31/09*
Actual Fund Return
Class A	$1,000.00	$580.00	1.75%	$6.89
Class B	1,000.00	578.40	2.40%	9.44
Class C	1,000.00	578.40	2.40%	9.44
Institutional Class	1,000.00	581.40	1.40%	5.52
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$ 8.80
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04
Institutional Class	1,000.00	1,017.95	1.40%	7.04

Sector allocations and credit quality breakdown

Optimum Fixed Income Fund
As of March 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Percentage
Sector	of Net Assets
Agency Collateralized Mortgage Obligations	15.03%
Agency Mortgage-Backed Securities	20.41%
Agency Obligations	1.18%
Commercial Mortgage-Backed Securities	2.73%
Convertible Bonds	0.46%
Corporate Bonds	23.46%
Banking	1.93%
Basic Industry	1.17%
Brokerage	1.05%
Capital Goods	1.25%
Communications	4.78%
Consumer Cyclical	2.00%
Consumer Non-Cyclical	4.29%
Electric	1.59%
Energy	1.47%
Finance Companies	1.14%
Insurance	1.66%
Natural Gas	0.40%
Real Estate	0.06%
Technology	0.58%
Transportation	0.09%
Foreign Agencies	0.51%
Municipal Bonds	1.24%
Non-Agency Asset-Backed Securities	2.58%
Non-Agency Collateralized Mortgage Obligations	21.96%
Regional Agency	0.15%
Senior Secured Loans	1.72%
Sovereign Agencies	0.09%
Sovereign Debt	1.62%
Supranational Banks	1.47%
U.S. Treasury Obligations	0.37%
Common Stock	0.02%
Convertible Preferred Stock	0.11%
Preferred Stock	0.22%
Warrant	0.00%
Repurchase Agreements	6.36%
Securities Lending Collateral	4.76%
Total Value of Securities	106.45%
Obligation to Return Securities Lending Collateral	(5.12%)
Liabilities Net of Receivables and Other Assets	(1.33%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	45.20%
AA	6.29%
A	16.40%
BBB	14.76%
BB	7.71%
B	7.31%
CCC	1.57%
C	0.37%
Not Rated	0.39%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Country/Sector allocations

Optimum International Fund
As of March 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Percentage
Country	of Net Assets
Common Stock by Country	96.58%
Australia	6.96%
Austria	0.38%
Belgium	0.48%
Bermuda	0.62%
Brazil	1.17%
Canada	3.62%
China	1.58%
Denmark	0.22%
Finland	0.57%
France	9.76%
Germany	6.80%
Hong Kong	3.46%
Israel	0.25%
Italy	2.50%
Japan	18.66%
Luxembourg	0.77%
Malaysia	0.11%
Mexico	0.25%
Netherlands	2.02%
New Zealand	0.35%
Norway	0.96%
Philippines	0.29%
Republic of Korea	1.07%
Russia	0.11%
Singapore	2.29%
South Africa	1.02%
Spain	4.97%
Sweden	0.30%
Switzerland	4.29%
Taiwan	3.96%
Thailand	0.62%
United Kingdom	16.17%
Preferred Stock	0.38%
Rights	0.05%
Repurchase Agreements	3.00%
Securities Lending Collateral	12.50%
Total Value of Securities	112.51%
Obligation to Return Securities Lending Collateral	(13.45%)
Receivables and Other Assets Net of Liabilities	0.94%
Total Net Assets	100.00%

Percentage
Common/Preferred Stock and Rights by Sector	of Net Assets
Automobiles & Components	2.73%
Banking & Finance	14.99%
Capital Goods	3.13%
Consumer Durables & Apparel	2.47%
Energy	12.70%
Food & Staples Retailing	3.54%
Food, Beverage & Tobacco	6.54%
Insurance	3.11%
Materials	7.82%
Media	0.87%
Pharmaceuticals & Biotechnology	9.24%
Real Estate	1.51%
Semiconductors	3.54%
Technology Hardware & Equipment	5.17%
Telecommunication Services	12.43%
Transportation & Shipping	2.74%
Utilities	4.48%
Total	97.01%

(continues)     35

Sector allocations and top 10 holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Optimum Large Cap Growth Fund
As of March 31, 2009
Percentage
Sector	of Net Assets
Common Stock	95.77%
Basic Industry/Capital Goods	9.03%
Business Services	9.58%
Consumer Durables	1.76%
Consumer Non-Durables	15.23%
Consumer Services	6.83%
Energy	6.16%
Financials	5.50%
Health Care	15.39%
Technology	24.02%
Transportation	1.78%
Utilities	0.49%
Convertible Preferred Stock	0.37%
Preferred Stock	0.11%
Repurchase Agreements	4.07%
Securities Lending Collateral	8.81%
Total Value of Securities	109.13%
Obligation to Return Securities Lending Collateral	(9.35%)
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Apple	4.12%
Lockheed Martin	3.22%
McDonald’s	3.04%
MasterCard Class A	2.73%
CVS Caremark	2.66%
QUALCOMM	2.45%
Wal-Mart Stores	2.34%
Abbott Laboratories	2.24%
Google Class A	2.02%
Microsoft	1.92%

Optimum Large Cap Value Fund
As of March 31, 2009
Percentage
Sector	of Net Assets
Common Stock	99.74%
Consumer Discretionary	10.80%
Consumer Staples	12.47%
Energy	13.23%
Financials	15.15%
Health Care	10.45%
Industrials	10.74%
Information Technology	11.10%
Materials	5.16%
Telecommunications	6.45%
Utilities	4.19%
Repurchase Agreements	0.20%
Securities Lending Collateral	8.29%
Total Value of Securities	108.23%
Obligation to Return Securities Lending Collateral	(8.79%)
Receivables and Other Assets Net of Liabilities	0.56%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
AT&T	3.49%
Chevron	3.27%
International Business Machines	3.17%
JPMorgan Chase	2.82%
Lockheed Martin	2.25%
Pfizer	2.06%
Intel	2.02%
Philip Morris International	2.02%
Travelers	1.97%
Total ADR	1.61%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Optimum Small-Mid Cap Growth Fund
As of March 31, 2009
Percentage
Sector	of Net Assets
Common Stock	98.89%
Basic Industry/Capital Goods	14.33%
Business Services	6.55%
Consumer Durables	3.39%
Consumer Non-Durables	7.26%
Consumer Services	6.56%
Energy	5.39%
Financials	11.04%
Health Care	16.79%
Real Estate	1.24%
Technology	24.04%
Transportation	2.30%
Warrants	0.00%
Repurchase Agreements	1.36%
Securities Lending Collateral	20.78%
Total Value of Securities	121.03%
Obligation to Return Securities Lending Collateral	(22.14%)
Receivables and Other Assets Net of Liabilities	1.11%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
AMETEK	2.27%
ITT Educational Services	2.20%
Waste Connections	1.63%
Crown Castle International	1.57%
ON Semiconductor	1.29%
Polycom	1.24%
Myriad Genetics	1.22%
Heartland Express	1.22%
FLIR Systems	1.22%
Atwood Oceanics	1.08%

Optimum Small-Mid Cap Value Fund
As of March 31, 2009
Percentage
Sector	of Net Assets
Common Stock	94.38%
Basic Industry	12.00%
Business Services	6.01%
Capital Spending	9.13%
Consumer Cyclical	7.97%
Consumer Services	8.91%
Consumer Staples	3.34%
Energy	5.33%
Financial Services	13.27%
Health Care	4.83%
Real Estate	1.07%
Technology	18.95%
Transportation	2.19%
Utilities	1.38%
Repurchase Agreements	5.95%
Securities Lending Collateral	13.76%
Total Value of Securities	114.09%
Obligation to Return Securities Lending Collateral	(14.57%)
Receivables and Other Assets Net of Liabilities	0.48%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Sturm Ruger & Co.	1.62%
Southern Union	1.56%
3Com	1.49%
Suffolk Bancorp	1.43%
Flextronics International	1.41%
Kennametal	1.35%
Eastman Chemical	1.32%
Foot Locker	1.22%
Collective Brands	1.19%
FPIC Insurance Group	1.15%

Statements of net assets

Optimum Fixed Income Fund
March 31, 2009

	Principal		Value
	Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 15.03%
Fannie Mae
Series 1996-46 ZA
7.50% 11/25/26	USD	30,509	$32,895
Series 1999-19 PH
6.00% 5/25/29		966,122	1,020,595
Series 2001-14 Z
6.00% 5/25/31		67,245	70,935
Series 2002-90 A1
6.50% 6/25/42		20,297	21,426
Series 2002-90 A2
6.50% 11/25/42		83,944	86,629
Series 2003-122 AJ
4.50% 2/25/28		112,903	114,658
Series 2005-22 HE
5.00% 10/25/33		740,000	770,351
Series 2005-29 QD
5.00% 8/25/33		816,000	849,546
Series 2005-54 AK
4.50% 9/25/32		805,630	824,803
Series 2005-94 YD
4.50% 8/25/33		1,480,000	1,519,848
Series 2005-110 MB
5.50% 9/25/35		714,665	736,602
• Series 2007-2 SM
6.228% 2/25/37		15,332,553	1,209,936
Series 2007-30 OE
0.881% 4/25/37		11,950,967	10,882,835
Series 2008-24 ZA
5.00% 4/25/38		15,767,429	15,951,722
Series 2008-70 BA
4.00% 6/25/21		8,760,849	9,026,454
• Series 2009-2 AS
5.178% 2/25/39		48,305,713	2,887,295
Fannie Mae Grantor Trust
Series 1999-T2 A1
7.50% 1/19/39		29,904	31,914
Series 2001-T8 A2
9.50% 7/25/41		15,312	16,651
Series 2002-T4 A3
7.50% 12/25/41		103,778	111,205
Series 2004-T1 1A2
6.50% 1/25/44		45,112	46,832
Fannie Mae Whole Loan
Series 2004-W4 A5
5.50% 6/25/34		3,000,000	3,075,000
Series 2004-W9 2A1
6.50% 2/25/44		54,674	56,758
Series 2004-W11 1A2
6.50% 5/25/44		156,433	162,397
Series 2004-W15 1A1
6.00% 8/25/44		276,455	284,575
Freddie Mac
Series 1730 Z
7.00% 5/15/24		196,881	203,670
Series 2165 PE
6.00% 6/15/29		993,720	1,046,202
Series 2326 ZQ
6.50% 6/15/31		354,841	377,053
Series 2497 BM
5.00% 2/15/22		240,041	245,756
Series 2504 J
5.50% 5/15/16		1,264,145	1,282,420
Series 2557 WE
5.00% 1/15/18		732,415	776,590
Series 2662 MA
4.50% 10/15/31		217,721	223,326
Series 2755 LE
4.00% 9/15/30		557,000	575,438
Series 2762 LG
5.00% 9/15/32		2,000,000	2,090,042
Series 2802 NE
5.00% 2/15/33		700,000	732,198
Series 2827 TE
5.00% 4/15/33		1,335,000	1,394,101
Series 2840 OE
5.00% 2/15/33		1,800,000	1,877,897
Series 2864 PE
5.00% 6/15/33		1,095,000	1,144,710
Series 2869 BG
5.00% 7/15/33		224,000	233,703
Series 2881 TE
5.00% 7/15/33		1,080,000	1,126,936
Series 2889 OG
5.00% 5/15/33		117,000	121,912
Series 2890 PC
5.00% 7/15/30		265,000	276,297
Series 2890 PD
5.00% 3/15/33		1,265,000	1,318,838
Series 2893 PD
5.00% 2/15/33		65,000	67,926
Series 2915 KD
5.00% 9/15/33		447,000	466,504
Series 2915 KP
5.00% 11/15/29		490,000	511,529
Series 2938 ND
5.00% 10/15/33		1,050,000	1,095,830
Series 2939 PD
5.00% 7/15/33		665,000	693,484
Series 2941 XD
5.00% 5/15/33		2,690,000	2,806,298
Series 2987 KG
5.00% 12/15/34		1,430,000	1,491,298
Series 3022 MB
5.00% 12/15/28		260,000	271,299
Series 3063 PC
5.00% 2/15/29		855,000	892,301
Series 3113 QA
5.00% 11/15/25		469,557	480,583
Series 3131 MC
5.50% 4/15/33		445,000	466,034

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac
	Series 3145 LN
	4.50% 10/15/34	USD	1,336,989	$1,387,854
	Series 3154 PJ
	5.50% 3/15/27		696,016	709,060
	Series 3337 PB
	5.50% 7/15/30		505,000	521,078
	Series 3476 Z
	5.50% 7/15/38		10,372,603	10,684,185
w	Freddie Mac Structured Pass
	Through Securities
	Series T-54 2A
	6.50% 2/25/43		35,442	36,616
	Series T-58 2A
	6.50% 9/25/43		20,259	21,050
•	GNMA
	Series 2007-26 SW
	5.655% 5/20/37		26,080,040	1,441,619
	Series 2007-64 AI
	6.005% 10/20/37		51,289,748	3,124,561
	Series 2008-65 SB
	5.455% 8/20/38		17,788,528	1,033,985
	Series 2009-2 SE
	5.275% 1/20/39		47,041,473	2,564,461
Total Agency Collateralized
	Mortgage Obligations
	(cost $83,850,970)			95,606,506

Agency Mortgage-Backed Securities – 20.41%
	Fannie Mae
	5.50% 1/1/13		181,560	183,887
	5.50% 3/1/37		719,887	743,592
	5.50% 7/1/37		1,883,496	1,945,516
	*6.00% 7/1/38		13,392,662	13,935,300
	6.50% 8/1/17		101,661	106,512
•	Fannie Mae ARM
	5.041% 10/1/33		77,891	78,966
	5.046% 8/1/35		317,091	325,867
	5.135% 11/1/35		456,056	469,963
	5.398% 4/1/36		568,383	587,951
	5.918% 8/1/37		783,360	815,578
	6.002% 7/1/37		1,884,866	1,959,973
	Fannie Mae Relocation 30 yr
	5.00% 11/1/33		33,925	34,565
	5.00% 1/1/34		104,887	106,846
	5.00% 2/1/34		67,738	69,015
	5.00% 8/1/34		102,066	103,922
	5.00% 11/1/34		159,806	162,710
	5.00% 4/1/35		255,130	259,652
	5.00% 10/1/35		211,865	215,621
	5.00% 1/1/36		549,479	559,218
	Fannie Mae S.F. 15 yr
	4.50% 8/1/18		831,112	861,828
	4.50% 7/1/20		1,843,014	1,908,825
	5.00% 2/1/21		1,867,767	1,943,801
	5.00% 5/1/21		222,008	231,462
	Fannie Mae S.F. 20 yr
	5.50% 7/1/24		795,118	830,001
	5.50% 10/1/24		256,569	267,825
	5.50% 12/1/24		814,661	850,402
	Fannie Mae S.F. 30 yr
	4.50% 3/1/39		484,260	495,455
	5.00% 12/1/36		550,446	569,239
	5.00% 12/1/37		409,120	422,617
	5.00% 1/1/38		706,000	729,291
	5.00% 2/1/38		330,155	341,047
	5.50% 3/1/29		179,630	188,027
	5.50% 4/1/29		85,509	89,506
	5.50% 12/1/32		547,276	570,577
	5.50% 7/1/33		1,323,530	1,379,470
	5.50% 12/1/33		196,532	204,839
	5.50% 4/1/34		3,118,089	3,250,192
	*5.50% 5/1/34		895,107	932,939
	5.50% 6/1/34		1,034,074	1,076,487
	5.50% 7/1/34		1,740,677	1,812,072
	5.50% 12/1/34		526,001	547,575
	5.50% 2/1/35		5,039,698	5,250,938
	5.50% 9/1/36		2,411,880	2,510,805
	5.50% 7/1/37		1,050,197	1,091,079
	5.50% 12/1/37		1,244,063	1,292,492
	5.50% 10/1/38		2,555,346	2,654,821
	6.00% 9/1/36		708,284	741,077
	*6.00% 12/1/36		3,612,118	3,779,355
	*6.00% 7/1/37		1,749,774	1,829,594
	6.00% 3/1/38		755,859	790,340
	*6.00% 4/1/38		13,408,578	14,020,244
	6.00% 8/1/38		7,901,924	8,262,390
	6.50% 11/1/33		37,121	39,353
	6.50% 2/1/36		843,239	893,725
	6.50% 3/1/36		1,428,202	1,506,293
	6.50% 6/1/36		1,785,885	1,883,533
	6.50% 8/1/36		1,173,962	1,238,151
	*6.50% 11/1/36		1,015,252	1,070,764
	6.50% 4/1/37		1,270,825	1,340,239
	6.50% 8/1/37		1,715,957	1,809,685
	6.50% 10/1/37		1,488,951	1,570,280
	6.50% 11/1/37		1,416,979	1,494,377
	6.50% 2/1/38		2,055,489	2,167,763
	7.00% 2/1/38		1,836,470	1,956,018
	7.00% 3/1/38		1,578,414	1,681,164
	7.50% 3/1/32		1,829	1,972
	7.50% 4/1/32		7,022	7,570
	7.50% 6/1/32		4,823	5,199
	Fannie Mae S.F. 30 yr TBA
	4.00% 4/1/39		3,135,000	3,152,390
	4.50% 4/1/39		6,005,000	6,136,359

(continues)     39

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Freddie Mac ARM
	4.406% 12/1/33	USD	164,440	$167,123
	5.239% 4/1/34		11,189	11,514
	5.518% 2/1/38		2,002,425	2,077,687
	5.673% 7/1/36		325,463	336,922
	5.849% 5/1/37		2,112,653	2,195,783
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		4,928	5,023
	Freddie Mac S.F. 15 yr
	¥4.50% 5/1/20		1,057,531	1,093,971
	5.00% 6/1/18		356,858	371,170
	Freddie Mac S.F. 20 yr
	5.50% 10/1/23		687,398	716,867
	5.50% 8/1/24		165,890	172,880
	Freddie Mac S.F. 30 yr
	5.00% 4/1/35		616,850	638,759
	*5.00% 7/1/38		756,932	781,527
	5.50% 10/1/38		1,006,057	1,045,034
	6.50% 11/1/33		74,842	79,405
	6.50% 1/1/35		445,095	472,783
	6.50% 5/1/37		63,947	67,492
	6.50% 8/1/38		680,634	718,363
	7.00% 1/1/38		742,488	786,585
	Freddie Mac S.F. 30 yr TBA
	5.00% 4/1/39		4,835,000	4,986,094
	GNMA I S.F. 30 yr
	7.00% 12/15/34		709,858	758,007
	GNMA II 6.00% 4/20/34		53,256	55,620
Total Agency Mortgage-Backed
	Securities (cost $124,917,657)			129,884,710

Agency Obligations – 1.18%
	Fannie Mae
	*3.25% 4/9/13		860,000	898,499
	4.75% 11/19/12		1,100,000	1,206,967
	Federal Home Loan Bank
	3.625% 10/18/13		735,000	767,440
^	Financing Corporation
	Interest Strip
	CPN 4.797% 5/2/12		85,000	78,285
	CPN 4.901% 10/6/12		385,000	347,215
	CPN 5.101% 10/6/11		113,000	106,368
	CPN 5.175% 3/26/12		120,000	110,717
	CPN 5.213% 10/6/15		160,000	128,068
	CPN 1 5.162% 5/11/12		270,000	248,560
	CPN 1 5.283% 5/11/15		330,000	268,703
	CPN 4 5.213% 10/6/15		160,000	128,068
	CPN 5 5.065% 8/8/11		39,000	36,977
	CPN 12 5.10% 12/6/11		500,000	466,902
	CPN 13 5.161% 12/27/12		135,000	120,681
	CPN 15 4.903% 9/7/13		610,000	534,204
	CPN A 5.098% 8/8/15		122,000	98,605
	CPN A 5.099% 2/8/15		122,000	100,597
	Freddie Mac
	2.125% 3/23/12		165,000	166,370
	4.125% 12/21/12		1,070,000	1,149,870
	Tennessee Valley Authority
	4.875% 1/15/48		550,000	522,910
Total Agency Obligations
	(cost $7,053,645)			7,486,006

Commercial Mortgage-Backed Securities – 2.73%
#	American Tower Trust 144A
	Series 2007-1A AFX
	5.42% 4/15/37		420,000	363,300
	Series 2007-1A D
	5.957% 4/15/37		120,000	96,000
	Bank of America Commercial
	Mortgage Securities
	•Series 2004-3 A5
	5.322% 6/10/39		655,000	543,934
	•Series 2005-1 A5
	5.084% 11/10/42		675,000	548,329
	•Series 2005-6 AM
	5.18% 9/10/47		255,000	125,327
	Series 2006-4 A4
	5.634% 7/10/46		595,000	444,473
	•Series 2007-2 A2
	5.634% 4/10/49		3,710,000	3,030,102
	•Series 2007-3 A4
	5.658% 6/10/49		445,000	301,623
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2005-T20 A4A
	5.151% 10/12/42		500,000	400,410
	•Series 2006-PW12 A4
	5.718% 9/11/38		750,000	639,461
	Series 2006-PW14 A4
	5.201% 12/11/38		500,000	409,767
	•Series 2007-PW16 A4
	5.717% 6/11/40		320,000	237,692
w	Commercial Mortgage Pass
	Through Certificates
	•#Series 2001-J1A A2
	144A 6.457% 2/14/34		249,802	251,867
	Series 2006-C7 A2
	5.69% 6/10/46		260,000	235,143
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.552% 2/15/39		140,000	118,856
#	Crown Castle Towers 144A
	Series 2005-1A C
	5.074% 6/15/35		175,000	161,875
	Series 2006-1A B
	5.362% 11/15/36		675,000	597,375

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
	General Electric Capital
	Commercial Mortgage
	Series 2002-1A A3
	6.269% 12/10/35	USD	325,000	$314,154
	Series 2007-C1 A2
	5.417% 12/10/49		2,830,000	2,340,373
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		570,000	467,552
	Series 2005-GG4 A4
	4.761% 7/10/39		510,000	397,538
	Series 2005-GG4 A4A
	4.751% 7/10/39		515,000	380,957
	@•#Series 2006-RR3 A1S
	144A 5.66% 7/18/56		505,000	95,950
	•#Series 2007-GG10 J
	144A 5.799% 8/10/45		1,956,000	86,896
•	Greenwich Capital
	Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36		255,000	218,047
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37		420,000	397,389
	Series 2002-C2 A2
	5.05% 12/12/34		465,000	436,018
	Series 2003-C1 A2
	4.985% 1/12/37		130,000	116,089
	Series 2006-LDP9 A2
	5.134% 5/15/47		360,000	266,918
	Lehman Brothers-UBS
	Commercial Mortgage
	Trust Series 2002-C1 A4
	6.462% 3/15/31		245,000	244,723
•	Morgan Stanley Capital I
	#Series 1999-FNV1 G
	144A 6.12% 3/15/31		140,000	119,000
	Series 2007-IQ14 A4
	5.692% 4/15/49		325,000	210,994
	Series 2007-T27 A4
	5.65% 6/11/42		375,000	282,711
•#	Morgan Stanley Dean
	Witter Capital I
	Series 2001-TOP1 E
	144A 7.365% 2/15/33		100,000	62,472
#	NYC Mortgage Loan Trust
	Series 1996 A3 144A
	6.75% 9/25/19		62,410	58,041
@•#	STRIPs III Series 2003-1A AFIX
	144A 3.308% 3/24/18		7,595	7,444
@#	Tower 144A
	Series 2006-1 B
	5.588% 2/15/36		160,000	145,600
	Series 2006-1 C
	5.707% 2/15/36		250,000	228,750
	Wachovia Bank Commercial
	Mortgage Trust
	Series 2006-C28 A2
	5.50% 10/15/48		555,000	486,917
	Series 2007-C31A A2
	5.421% 4/15/47		1,880,000	1,483,158
Total Commercial Mortgage-Backed
	Securities (cost $22,720,707)			17,353,225

Convertible Bonds – 0.46%
	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration
	date 5/1/15		890,000	337,088
#	Host Hotels & Resorts 144A
	3.25% exercise price
	$16.00, expiration
	date 3/15/24		560,000	510,999
#	Leap Wireless International
	144A 4.50% exercise
	price $93.21, expiration
	date 7/15/14		160,000	119,600
	National City
	4.00% exercise price
	$482.51, expiration
	date 2/1/11		770,000	705,512
	NII Holdings
	3.125% exercise price
	$118.32, expiration
	date 6/15/12		140,000	98,000
	Transocean
	1.50% exercise price
	$168.61, expiration
	date 12/15/37		485,000	418,313
	1.625% exercise price
	$168.61, expiration
	date 12/15/37		345,000	318,694
#	Virgin Media 144A
	6.50% exercise price
	$19.22, expiration
	date 11/15/16		80,000	43,400
*•	Wyeth 0.965% exercise
	price $60.09, expiration
	date 1/14/24		394,000	393,212
Total Convertible Bonds
	(cost $3,306,712)			2,944,818

(continues)     41

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds – 23.46%
Banking – 1.93%
@•#	Banco Mercantil 144A
	6.862% 10/13/21	USD	520,000	$276,590
	Bank of America
	* 5.125% 11/15/14		180,000	153,964
	5.30% 3/15/17		1,040,000	765,364
	6.00% 10/15/36		250,000	165,814
	6.10% 6/15/17		615,000	446,356
	Bank of New York Mellon
	4.95% 3/15/15		310,000	296,957
	5.125% 8/27/13		440,000	450,784
	5.45% 4/1/16		575,000	546,530
*	BB&T 5.25% 11/1/19		70,000	61,624
	BB&T Capital Trust I
	5.85% 8/18/35		900,000	414,416
	BB&T Capital Trust II
	6.75% 6/7/36		1,310,000	724,336
	Branch Banking & Trust
	5.625% 9/15/16		380,000	355,370
@#	CoBank 144A
	7.875% 4/16/18		320,000	312,804
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		2,827,000	1,876,686
	PNC Bank 6.875% 4/1/18		1,045,000	1,020,433
	PNC Funding
	5.625% 2/1/17		195,000	179,820
@•	Popular North America
	1.813% 4/6/09		265,000	264,947
	Silicon Valley Bank
	5.70% 6/1/12		724,000	690,773
	6.05% 6/1/17		250,000	194,045
	U.S. Bank North America
	4.80% 4/15/15		283,000	273,693
	4.95% 10/30/14		250,000	243,663
•	USB Capital IX
	6.189% 4/15/49		550,000	217,329
	Wachovia 5.75% 6/15/17		175,000	156,417
	Wells Fargo
	5.625% 12/11/17		952,000	870,065
•	Wells Fargo Capital XIII
	7.70% 12/29/49		2,796,000	1,332,711
				12,291,491
Basic Industry – 1.17%
	ArcelorMittal
	6.125% 6/1/18		1,608,000	1,165,165
	BHP Billiton Finance USA
	6.50% 4/1/19		180,000	182,698
	California Steel Industries
	6.125% 3/15/14		155,000	108,500
@	CPG International I
	10.50% 7/1/13		109,000	51,775
	Domtar
	7.125% 8/15/15		89,000	60,075
	* 7.875% 10/15/11		13,000	10,595
@#	Evraz Group 144A
	9.50% 4/24/18		787,000	440,720
	Freeport McMoRan
	Copper & Gold
	8.25% 4/1/15		55,000	52,723
	8.375% 4/1/17		455,000	426,025
	Georgia-Pacific
	7.70% 6/15/15		79,000	71,890
	* 8.875% 5/15/31		20,000	16,100
	9.50% 12/1/11		9,000	9,034
#	Georgia-Pacific 144A
	7.125% 1/15/17		128,000	119,040
	Huntsman International
	7.375% 1/1/15		350,000	145,250
	* 7.875% 11/15/14		117,000	48,555
	Innophos 8.875% 8/15/14		243,000	200,475
@#	Innophos Holding 144A
	9.50% 4/15/12		145,000	102,225
	Lubrizol 8.875% 2/1/19		870,000	896,200
#	MacDermid 144A
	9.50% 4/15/17		411,000	143,850
	NewPage 10.00% 5/1/12		330,000	116,325
	Noranda Aluminum
	Acquisition PIK
	6.595% 5/15/15		207,000	65,205
	Norske Skog Canada
	8.625% 6/15/11		257,000	118,863
@#	Norske Skogindustrier 144A
	7.125% 10/15/33		370,000	172,050
=@	Port Townsend
	12.431% 8/27/12		84,891	61,546
@	Potlatch 12.50% 12/1/09		315,000	329,898
	Reliance Steel & Aluminum
	6.85% 11/15/36		590,000	360,775
	Rock-Tenn 9.25% 3/15/16		148,000	148,370
	Rockwood Specialties Group
	7.50% 11/15/14		240,000	204,000
#	Ryerson 144A
	• 8.545% 11/1/14		137,000	71,583
	12.25% 11/1/15		72,000	41,220
@#	Sappi Papier Holding 144A
	6.75% 6/15/12		439,000	246,877
@#	Severstal 144A
	9.75% 7/29/13		160,000	104,800
	Southern Copper
	7.50% 7/27/35		198,000	144,101
#	Steel Dynamics 144A
	7.75% 4/15/16		677,000	467,130
	United States Steel
	7.00% 2/1/18		255,000	174,270
@	Vale Overseas
	6.875% 11/21/36		198,000	171,971
#	Vedanta Resources 144A
	9.50% 7/18/18		210,000	133,350
•	Verso Paper Holdings
	4.92% 8/1/14		101,000	29,795
				7,413,024

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Brokerage – 1.05%
@	AMVESCAP
	4.50% 12/15/09	USD	282,000	$269,621
	Citigroup 6.50% 8/19/13		915,000	841,585
	E*Trade Financial
	12.50% 11/30/17		127,000	58,420
	Goldman Sachs Group
	5.95% 1/18/18		750,000	682,008
	6.15% 4/1/18		1,660,000	1,518,809
	6.75% 10/1/37		516,000	349,839
	Jefferies Group
	6.45% 6/8/27		301,000	172,082
	LaBranche 11.00% 5/15/12		215,000	194,844
	Lazard Group
	6.85% 6/15/17		280,000	225,785
	Morgan Stanley
	*5.30% 3/1/13		505,000	486,008
	5.375% 10/15/15		1,580,000	1,429,312
	5.55% 4/27/17		110,000	98,037
	6.25% 8/9/26		280,000	232,155
@#	Nuveen Investments 144A
	10.50% 11/15/15		440,000	125,400
				6,683,905
Capital Goods – 1.25%
	Allied Waste North America
	6.875% 6/1/17		415,000	378,220
	7.125% 5/15/16		895,000	835,721
	7.25% 3/15/15		65,000	61,497
	Anixter 10.00% 3/15/14		105,000	97,913
*	Associated Materials
	9.75% 4/15/12		182,000	144,690
	Browning-Ferris Industries
	7.40% 9/15/35		755,000	664,134
	Building Materials
	7.75% 8/1/14		203,000	140,578
	Bway Holding
	10.00% 10/15/10		443,000	449,645
	Casella Waste Systems
	9.75% 2/1/13		313,000	266,050
	Celestica
	7.625% 7/1/13		137,000	120,560
	7.875% 7/1/11		71,000	69,580
	Flextronics International
	6.25% 11/15/14		101,000	85,850
*	Graham Packaging
	9.875% 10/15/14		349,000	226,850
*	Graphic Packaging
	International
	9.50% 8/15/13		732,000	527,040
	Ingersoll-Rand
	Global Holding
	9.50% 4/15/14		105,000	104,992
@	Intertape Polymer
	8.50% 8/1/14		97,000	59,413
	L-3 Communications
	6.125% 7/15/13		154,000	148,610
#	Moog 144A 7.25% 6/15/18		137,000	127,068
	Owens Brockway
	Glass Container
	6.75% 12/1/14		295,000	284,675
*	RBS Global/Rexnord
	11.75% 8/1/16		169,000	103,935
	Thermadyne Industries
	10.00% 2/1/14		223,000	143,835
	Tyco Electronics Group
	6.55% 10/1/17		197,000	149,296
	7.125% 10/1/37		1,054,000	676,420
	Tyco International Finance
	8.50% 1/15/19		1,235,000	1,276,864
@	Vitro 11.75% 11/1/13		266,000	62,178
	Vought Aircraft Industries
	8.00% 7/15/11		105,000	41,475
	Waste Management
	7.375% 3/11/19		245,000	250,319
	WMX Technologies
	7.10% 8/1/26		535,000	483,485
				7,980,893
Communications – 4.78%
	AT&T
	5.80% 2/15/19		1,375,000	1,348,524
	6.40% 5/15/38		165,000	147,253
	AT&T Wireless
	8.125% 5/1/12		1,041,000	1,135,681
•	Centennial Communications
	7.185% 1/1/13		106,000	106,530
‡#	Charter Communications
	Operating 144A
	*8.00% 4/30/12		47,000	43,240
	8.375% 4/30/14		107,000	94,695
	10.875% 9/15/14		527,000	513,825
	Cincinnati Bell
	7.00% 2/15/15		170,000	157,250
	Citizens Communications
	6.25% 1/15/13		110,000	100,238
	7.125% 3/15/19		322,000	254,380
	Comcast
	•1.46% 7/14/09		309,000	307,400
	4.95% 6/15/16		280,000	254,415
	*5.70% 5/15/18		715,000	671,800
	*5.875% 2/15/18		385,000	366,676
	6.30% 11/15/17		39,000	38,010
	Comcast Cable Holdings
	10.125% 4/15/22		329,000	377,538
	Cricket Communications
	9.375% 11/1/14		560,000	536,200
	Crown Castle International
	9.00% 1/15/15		314,000	316,355

(continues)     43

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
	CSC Holdings
	6.75% 4/15/12	USD	219,000	$211,883
#	CSC Holdings 144A
	8.50% 4/15/14		292,000	289,080
	8.50% 6/15/15		93,000	91,373
	Deutsche Telekom
	International Finance
	5.25% 7/22/13		765,000	763,396
	6.75% 8/20/18		1,140,000	1,146,880
#	Digicel 144A 9.25% 9/1/12		225,000	199,688
#	Digicel Group 144A
	8.875% 1/15/15		210,000	136,500
	DirecTV Holdings
	8.375% 3/15/13		71,000	72,154
	Echostar DBS
	7.125% 2/1/16		303,000	272,700
#	Expedia 144A
	8.50% 7/1/16		122,000	104,310
	GCI 7.25% 2/15/14		96,000	84,480
@	Grupo Televisa
	8.49% 5/11/37	MXN	7,400,000	378,366
	Hughes Network
	Systems/Finance
	9.50% 4/15/14	USD	262,000	235,800
	Inmarsat Finance
	10.375% 11/15/12		1,019,000	1,049,570
	Intelsat Jackson Holdings
	11.25% 6/15/16		807,000	786,825
#	Intelsat Subsidiary Holding
	144A 8.875% 1/15/15		72,000	67,500
	Lamar Media
	6.625% 8/15/15		461,000	336,485
#	LBI Media 144A
	8.50% 8/1/17		81,000	22,275
	Lucent Technologies
	6.45% 3/15/29		227,000	87,395
	Mediacom Capital
	9.50% 1/15/13		120,000	112,800
	MetroPCS Wireless
	9.25% 11/1/14		679,000	662,025
	Nielsen Finance
	10.00% 8/1/14		182,000	157,430
*#	Nordic Telephone Holdings
	144A 8.875% 5/1/16		375,000	352,500
	Quebecor Media
	7.75% 3/15/16		120,000	91,800
*	Qwest Capital Funding
	7.25% 2/15/11		106,000	101,760
#	Rainbow National Services
	144A 10.375% 9/1/14		113,000	115,825
	Rogers Communications
	6.80% 8/15/18		1,430,000	1,431,703
	7.50% 8/15/38		345,000	343,129
	8.00% 12/15/12		108,000	109,485
	Sprint Nextel
	6.00% 12/1/16		1,612,000	1,160,640
	Telecom Italia Capital
	4.00% 1/15/10		301,000	296,476
	5.25% 10/1/15		1,045,000	882,257
	6.20% 7/18/11		50,000	49,126
#	Telesat Canada 144A
	11.00% 11/1/15		260,000	217,100
	12.50% 11/1/17		197,000	146,765
	Time Warner Cable
	6.75% 7/1/18		910,000	855,650
	7.50% 4/1/14		415,000	423,565
	8.25% 4/1/19		385,000	396,305
	8.75% 2/14/19		930,000	989,141
	Time Warner
	Telecom Holdings
	9.25% 2/15/14		291,000	282,270
	Verizon Communications
	5.50% 2/15/18		220,000	209,872
	6.10% 4/15/18		140,000	138,934
	6.35% 4/1/19		940,000	930,359
	6.90% 4/15/38		710,000	688,799
	*8.95% 3/1/39		930,000	1,071,805
#	Verizon Wireless
	Capital 144A
	5.55% 2/1/14		810,000	811,526
	8.50% 11/15/18		520,000	595,009
	Videotron 6.375% 12/15/15		100,000	91,125
#	Videotron 144A
	9.125% 4/15/18		188,000	191,995
@#	Vimpelcom 144A
	9.125% 4/30/18		567,000	351,540
*	Virgin Media Finance
	8.75% 4/15/14		402,000	381,900
#	Vivendi 144A
	6.625% 4/4/18		1,260,000	1,157,039
	Vodafone Group
	5.00% 12/16/13		700,000	710,106
	5.00% 9/15/15		215,000	209,666
	5.625% 2/27/17		165,000	163,787
#	Wind Acquisition Finance
	144A 10.75% 12/1/15		150,000	149,250
	Windstream 8.125% 8/1/13		300,000	297,000
				30,434,134
Consumer Cyclical – 2.00%
	Centex
	4.55% 11/1/10		426,000	389,790
	5.125% 10/1/13		57,000	45,315

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Corrections Corporation
	of America
	6.25% 3/15/13	USD	105,000	$101,063
	CVS Caremark
	4.875% 9/15/14		762,000	756,136
	5.75% 6/1/17		3,000	2,930
	6.25% 6/1/27		245,000	226,364
	• 6.302% 6/1/37		1,897,000	1,138,914
	6.60% 3/15/19		1,160,000	1,171,294
	Denny’s Holdings
	10.00% 10/1/12		82,000	71,340
	*Dollar General
	10.625% 7/15/15		294,000	294,735
	DR Horton
	6.00% 4/15/11		328,000	305,040
	7.875% 8/15/11		237,000	227,520
	Ford Motor Credit
	• 4.01% 1/13/12		165,000	104,156
	7.80% 6/1/12		455,000	308,559
	9.875% 8/10/11		290,000	219,626
@*#	Galaxy Entertainment
	Finance 144A
	9.875% 12/15/12		295,000	196,175
	Gaylord Entertainment
	6.75% 11/15/14		88,000	54,560
	8.00% 11/15/13		271,000	180,215
	Global Cash Access
	8.75% 3/15/12		209,000	172,425
*	Goodyear Tire & Rubber
	9.00% 7/1/15		259,000	200,725
#	Invista 144A 9.25% 5/1/12		240,000	216,000
	Levi Strauss 9.75% 1/15/15		276,000	238,740
	Limited Brands
	6.90% 7/15/17		165,000	113,425
	M/I Homes 6.875% 4/1/12		101,000	53,530
	Macy’s Retail Holdings
	6.65% 7/15/24		1,080,000	582,222
*#	MGM MIRAGE 144A
	13.00% 11/15/13		297,000	222,750
	Mobile Mini 6.875% 5/1/15		140,000	97,300
	Mohawk Industries
	6.625% 1/15/16		165,000	121,725
	Pinnacle Entertainment
	8.25% 3/15/12		27,000	23,760
	8.75% 10/1/13		137,000	121,245
#	Pokagon Gaming
	Authority 144A
	10.375% 6/15/14		303,000	253,005
	Ryland Group
	5.375% 5/15/12		344,000	301,000
	6.875% 6/15/13		267,000	236,295
*	Sally Holdings
	10.50% 11/15/16		270,000	237,600
	Target
	5.125% 1/15/13		895,000	933,034
	7.00% 1/15/38		110,000	103,346
	Toll
	8.25% 2/1/11		324,000	317,520
	8.25% 12/1/11		29,000	28,275
#	TRW Automotive 144A
	7.00% 3/15/14		165,000	70,125
	7.25% 3/15/17		100,000	42,000
	VF
	5.95% 11/1/17		170,000	161,719
	6.45% 11/1/37		35,000	30,311
	Wal-Mart Stores
	5.25% 9/1/35		300,000	270,536
	6.20% 4/15/38		570,000	578,085
	6.50% 8/15/37		310,000	323,379
	Yum! Brands
	6.875% 11/15/37		1,020,000	848,022
				12,691,831
Consumer Non-Cyclical – 4.29%
	Abbott Laboratories
	5.125% 4/1/19		810,000	816,222
	ACCO Brands
	7.625% 8/15/15		85,000	17,425
*	Alliance Imaging
	7.25% 12/15/12		136,000	131,240
	Alliance One International
	8.50% 5/15/12		47,000	40,185
	11.00% 5/15/12		59,000	55,165
@#	AmBev International
	Finance 144A
	9.50% 7/24/17	BRL	210,000	74,264
	Amgen
	5.70% 2/1/19	USD	145,000	147,546
	6.375% 6/1/37		310,000	298,225
	6.40% 2/1/39		650,000	626,885
	6.90% 6/1/38		735,000	756,994
#	Anheuser-Busch InBev
	Worldwide 144A
	7.75% 1/15/19		355,000	354,570
	8.20% 1/15/39		1,495,000	1,470,967
*	Aramark 8.50% 2/1/15		460,000	425,500
*#	Bausch & Lomb 144A
	9.875% 11/1/15		959,000	764,803
	Biomet
	10.00% 10/15/17		171,000	170,145
	11.625% 10/15/17		39,000	34,613
*	Community Health Systems
	8.875% 7/15/15		322,000	305,900
	Constellation Brands
	8.125% 1/15/12		110,000	110,550
	Cornell 10.75% 7/1/12		63,000	60,008
	Cott Beverages
	8.00% 12/15/11		191,000	108,870

(continues)     45

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Covidien International
	Finance
	6.00% 10/15/17	USD	2,816,000	$2,860,796
	6.55% 10/15/37		2,000	1,976
	Del Monte
	6.75% 2/15/15		46,000	43,470
	8.625% 12/15/12		34,000	34,340
	Delhaize America
	9.00% 4/15/31		1,274,000	1,357,416
	Delhaize Group
	5.875% 2/1/14		150,000	150,111
	6.50% 6/15/17		289,000	279,799
	Diageo Capital
	5.75% 10/23/17		159,000	162,357
	Elan Finance
	7.75% 11/15/11		70,000	59,150
	8.875% 12/1/13		155,000	124,775
	HCA
	6.50% 2/15/16		373,000	246,180
	9.25% 11/15/16		917,000	836,763
	HCA PIK 9.625% 11/15/16		66,000	52,800
•	HealthSouth
	8.323% 6/15/14		425,000	367,625
	Iron Mountain
	6.625% 1/1/16		76,000	70,680
	8.00% 6/15/20		323,000	302,005
*	Jarden 7.50% 5/1/17		188,000	152,280
	JohnsonDiversey Holdings
	10.67% 5/15/13		189,000	142,695
	Kraft Foods
	4.125% 11/12/09		10,000	10,107
	Kroger 7.50% 1/15/14		805,000	894,107
	McKesson
	5.70% 3/1/17		135,000	127,957
	7.50% 2/15/19		845,000	898,453
	Medtronic 4.50% 3/15/14		1,595,000	1,637,300
	Novartis Capital
	4.125% 2/10/14		305,000	312,019
	Novartis Securities Investment
	5.125% 2/10/19		225,000	228,887
	Pfizer
	6.20% 3/15/19		780,000	832,812
	7.20% 3/15/39		730,000	785,365
#	President & Fellows of
	Harvard College 144A
	6.00% 1/15/19		805,000	867,585
	6.50% 1/15/39		580,000	650,140
	Princeton University
	5.70% 3/1/39		815,000	802,873
	Psychiatric Solutions
	7.75% 7/15/15		100,000	90,750
	Quest Diagnostic
	5.45% 11/1/15		1,283,000	1,213,990
	6.40% 7/1/17		30,000	28,675
	6.95% 7/1/37		461,000	398,130
	RSC Equipment Rental
	9.50% 12/1/14		219,000	108,405
	Schering-Plough
	6.00% 9/15/17		805,000	831,279
	Select Medical
	7.625% 2/1/15		333,000	217,283
@#	Seminole Indian Tribe of
	Florida 144A
	7.804% 10/1/20		195,000	152,205
	8.03% 10/1/20		80,000	66,408
	Smithfield Foods
	7.75% 5/15/13		150,000	101,250
	Tenet Healthcare
	7.375% 2/1/13		250,000	200,000
#	Tyson Foods 144A
	10.50% 3/1/14		155,000	158,875
	Universal Hospital PIK
	8.50% 6/1/15		166,000	148,570
	US Oncology
	9.00% 8/15/12		120,000	117,000
	Visant Holding
	8.75% 12/1/13		251,000	229,665
	WellPoint 5.95% 12/15/34		606,000	496,908
	Wyeth 5.50% 2/1/14		638,000	670,874
				27,293,167
Electric – 1.59%
	AES
	7.75% 3/1/14		32,000	28,800
	8.00% 10/15/17		98,000	84,525
#	AES 144A
	8.00% 6/1/20		512,000	417,280
	8.75% 5/15/13		53,000	52,470
	Columbus Southern Power
	6.05% 5/1/18		251,000	232,601
	Commonwealth Edison
	5.80% 3/15/18		40,000	37,962
	5.90% 3/15/36		90,000	73,923
	6.15% 9/15/17		431,000	410,250
•	Dominion Resources
	6.30% 9/30/66		810,000	457,876
	Duke Energy Indiana
	6.45% 4/1/39		205,000	210,664
	Duquense Light Holdings
	5.50% 8/15/15		756,000	632,645
	Edison Mission Energy
	7.00% 5/15/17		74,000	54,390
	7.625% 5/15/27		459,000	277,695
	Elwood Energy
	8.159% 7/5/26		254,116	195,115
	Florida Power & Light
	5.96% 4/1/39		300,000	304,853
•	FPL Group Capital
	6.65% 6/15/67		1,080,000	778,718
	Illinois Power
	6.125% 11/15/17		823,000	749,071

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Electric (continued)
	Indiana Michigan Power
	7.00% 3/15/19	USD	215,000	$210,319
*	Jersey Central Power &
	Light 7.35% 2/1/19		215,000	220,084
	Midamerican Funding
	6.75% 3/1/11		10,000	10,334
	Midwest Generation
	8.30% 7/2/09		34,684	34,164
	Mirant Americas Generation
	8.50% 10/1/21		530,000	394,850
w	Mirant Mid Atlantic
	Pass Through Trust
	8.625% 6/30/12		121,779	121,490
	Mirant North America
	7.375% 12/31/13		76,000	69,160
	NRG Energy
	7.25% 2/1/14		120,000	113,100
	7.375% 2/1/16		607,000	566,028
	7.375% 1/15/17		143,000	133,348
	Orion Power Holdings
	12.00% 5/1/10		226,000	234,193
	Peco Energy 5.35% 3/1/18		205,000	199,180
#	Pedernales Electric
	Cooperative 144A
	6.202% 11/15/32		620,000	612,976
•	PPL Capital Funding
	6.70% 3/30/67		1,555,000	887,509
	PPL Electric Utilities
	7.125% 11/30/13		435,000	477,626
*	Reliant Energy
	7.625% 6/15/14		301,000	245,315
	Texas Competitive
	Electric Holdings
	10.25% 11/1/15		378,000	190,890
#	TXU Australia 144A
	6.15% 11/15/13		375,000	371,227
				10,090,631
Energy – 1.47%
	Chesapeake Energy
	*6.375% 6/15/15		39,000	33,053
	6.625% 1/15/16		231,000	193,463
	9.50% 2/15/15		660,000	645,150
	Complete Production Service
	8.00% 12/15/16		112,000	71,680
	Compton Petroleum Finance
	7.625% 12/1/13		311,000	99,520
	ConocoPhillips
	6.50% 2/1/39		320,000	313,163
#	Copano Energy 144A
	7.75% 6/1/18		135,000	108,000
	Denbury Resources
	9.75% 3/1/16		127,000	123,190
	Frontier Oil 8.50% 9/15/16		103,000	101,970
	Geophysique-Veritas
	7.50% 5/15/15		28,000	22,260
	7.75% 5/15/17		209,000	160,930
	Halliburton 7.45% 9/15/39		510,000	512,107
#	Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		582,000	346,290
#	Hilcorp Energy I 144A
	7.75% 11/1/15		191,000	140,385
	9.00% 6/1/16		204,000	151,980
	International Coal Group
	10.25% 7/15/14		247,000	159,315
	Key Energy Services
	8.375% 12/1/14		102,000	64,770
	Marathon Oil
	7.50% 2/15/19		310,000	312,861
	Mariner Energy
	8.00% 5/15/17		219,000	145,635
	MarkWest Energy Partners
	8.75% 4/15/18		157,000	110,293
	Massey Energy
	6.875% 12/15/13		295,000	258,125
	Noble Energy 8.25% 3/1/19		260,000	266,765
	OPTI Canada
	7.875% 12/15/14		120,000	53,100
	8.25% 12/15/14		160,000	72,400
*	Petrobras International
	Finance 7.875% 3/15/19		195,000	203,034
	PetroHawk Energy
	9.125% 7/15/13		32,000	30,880
#	PetroHawk Energy 144A
	7.875% 6/1/15		185,000	163,725
	10.50% 8/1/14		110,000	110,000
@	Petroleum Development
	12.00% 2/15/18		185,000	123,025
	Plains All American Pipeline
	6.50% 5/1/18		565,000	489,141
	Plains Exploration & Production
	7.00% 3/15/17		92,000	73,600
	7.625% 6/1/18		369,000	300,735
	Range Resources
	7.25% 5/1/18		123,000	110,700
#	Tennessee Gas Pipeline 144A
	8.00% 2/1/16		70,000	70,350
	TransCanada Pipelines
	7.125% 1/15/19		365,000	381,516
	7.25% 8/15/38		985,000	923,289
	Valero Energy
	9.375% 3/15/19		260,000	268,850
	Weatherford International
	5.95% 6/15/12		605,000	579,332
	7.00% 3/15/38		160,000	116,613

(continues)     47

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Whiting Petroleum
	7.25% 5/1/13	USD	174,000	$137,460
	Williams 7.50% 1/15/31		130,000	102,940
	XTO Energy
	5.75% 12/15/13		419,000	424,025
	6.75% 8/1/37		310,000	282,976
				9,358,596
Finance Companies – 1.14%
@	Cardtronics 9.25% 8/15/13		372,000	239,940
	FTI Consulting
	7.625% 6/15/13		427,000	432,338
	General Electric Capital
	•3.85% 2/2/11	NOK	3,500,000	481,991
	@5.125% 1/28/14	SEK	2,500,000	284,549
	5.875% 1/14/38	USD	1,680,000	1,203,402
	*6.75% 3/15/32		80,000	65,040
	6.875% 1/10/39		1,050,000	858,739
@	General Electric Capital
	UK Funding
	4.625% 1/18/16	GBP	226,000	259,672
#	GMAC 144A
	6.00% 12/15/11	USD	85,000	57,901
	6.625% 5/15/12		69,000	46,316
	6.875% 9/15/11		525,000	373,265
	6.875% 8/28/12		296,000	198,921
•	Goldman Sachs Capital II
	5.793% 12/29/49		1,818,000	757,346
@•	HSBC Financial
	1.249% 4/24/10	CAD	283,000	219,171
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65	USD	405,000	65,001
	International Lease Finance
	5.35% 3/1/12		383,000	215,063
	5.625% 9/20/13		565,000	316,365
	5.875% 5/1/13		235,000	126,108
	6.625% 11/15/13		425,000	235,609
	Lender Processing Services
	8.125% 7/1/16		108,000	107,730
*	Pinnacle Foods Finance
	9.25% 4/1/15		103,000	82,400
	SLM 8.45% 6/15/18		1,170,000	632,745
				7,259,612
Insurance – 1.66%
	21st Century Insurance
	5.90% 12/15/13		275,000	110,764
#	Farmers Insurance Exchange
	144A 8.625% 5/1/24		610,000	386,075
	FBL Financial Group
	5.875% 3/15/17		720,000	497,173
•	Hartford Financial
	Services Group
	8.125% 6/15/38		2,335,000	748,764
•#	Liberty Mutual Group 144A
	10.75% 6/15/58		325,000	159,434
	MetLife 6.817% 8/15/18		315,000	270,886
•#	MetLife Capital Trust X
	144A 9.25% 4/8/38		2,600,000	1,458,227
#	Metropolitan Life Global
	Funding I 144A
	4.25% 7/30/09		420,000	419,445
	5.125% 4/10/13		375,000	342,786
@∏	Montpelier Re Holdings
	6.125% 8/15/13		125,000	96,047
#	NLV Financial 144A
	6.50% 3/15/35		385,000	247,804
•#	Oil Insurance 144A
	7.558% 12/29/49		2,295,000	845,297
•	PartnerRe Finance II
	6.44% 12/1/66		1,148,000	575,347
•#	Symetra Financial 144A
	8.30% 10/15/37		515,000	167,533
	Transatlantic Holdings
	5.75% 12/14/15		1,154,000	700,236
‡w#	Twin Reefs Pass Through
	Trust 144A
	2.825% 12/31/49		300,000	435
	UnitedHealth Group
	5.50% 11/15/12		703,000	702,505
	5.80% 3/15/36		2,162,000	1,679,028
	WellPoint
	5.00% 1/15/11		506,000	507,668
	5.85% 1/15/36		660,000	535,244
	6.375% 6/15/37		115,000	99,360
				10,550,058
Natural Gas – 0.40%
	AmeriGas Partners
	7.125% 5/20/16		161,000	152,145
	Dynergy Holdings
	7.75% 6/1/19		344,000	225,320
	El Paso
	6.875% 6/15/14		101,000	90,468
	7.00% 6/15/17		120,000	102,802
	7.25% 6/1/18		18,000	15,390
	8.25% 2/15/16		29,000	27,260
#	El Paso Performance-Linked
	Trust 144A
	7.75% 7/15/11		134,000	129,118
	Enterprise Products Operating
	5.00% 3/1/15		160,000	137,253
	6.30% 9/15/17		185,000	170,790
	6.50% 1/31/19		386,000	355,298
	6.875% 3/1/33		700,000	578,571
	9.75% 1/31/14		180,000	197,976
	Inergy Finance
	6.875% 12/15/14		110,000	102,300
	8.25% 3/1/16		126,000	120,330

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
# Inergy Finance 144A
8.75% 3/1/15	USD	78,000	$75,660
Regency Energy Partners
8.375% 12/15/13		108,000	92,340
			2,573,021
Real Estate – 0.06%
Regency Centers
5.875% 6/15/17		285,000	191,522
•# USB Realty 144A
6.091% 12/22/49		500,000	190,111
			381,633
Technology – 0.58%
Amkor Technology
7.75% 5/15/13		117,000	94,624
Avago Technologies Finance
10.125% 12/1/13		90,000	80,550
Broadridge Financial Solutions
6.125% 6/1/17		198,000	166,753
Cisco Systems
5.90% 2/15/39		1,030,000	949,542
International Business
Machines
@4.00% 11/11/11	EUR	400,000	542,847
6.50% 10/15/13	USD	445,000	492,741
Oracle 6.50% 4/15/38		915,000	915,564
Sungard Data Systems
9.125% 8/15/13		190,000	166,250
10.25% 8/15/15		424,000	298,920
			3,707,791
Transportation – 0.09%
# Ashtead Capital 144A
9.00% 8/15/16		200,000	115,000
# Erac USA Finance 144A
6.375% 10/15/17		135,000	87,053
Hertz
8.875% 1/1/14		211,000	128,974
*10.50% 1/1/16		122,000	53,680
Kansas City Southern
de Mexico
9.375% 5/1/12		195,000	178,425
@ Northwest Airlines
10.00% 2/1/10		65,000	325
			563,457
Total Corporate Bonds
(cost $171,267,022)			149,273,244

Foreign Agencies – 0.51%Δ
France – 0.08%
# Electricite de France 144A
6.95% 1/26/39		350,000	347,990
France Telecom
7.75% 3/1/11		164,000	175,721
			523,711
Germany – 0.31%
KFW
1.875% 3/15/11		720,000	723,600
3.50% 7/4/21	EUR	975,000	1,227,623
			1,951,223
Qatar – 0.06%
# Ras Laffan Liquefied
Natural Gas III 144A
5.832% 9/30/16	USD	400,000	378,108
			378,108
Republic of Korea – 0.06%
Korea Development Bank
5.30% 1/17/13		420,000	390,246
			390,246
Total Foreign Agencies
(cost $3,255,465)			3,243,288

Municipal Bonds – 1.24%
Aruba Airport Authority
Series 1997 A
7.70% 1/1/13 (MBIA)		147,000	145,773
Escondido, California Joint
Powers Financing
Authority Series B
5.53% 9/1/18
(MBIA) (FGIC)		1,940,000	1,863,039
Escondido, California
Revenue (Wastewater
Capital Projects)
Certificates of
Participation Series B
5.75% 9/1/25 (MBIA)		465,000	394,692
La Quinta, California
Redevelopment
Agency Tax Allocation
Project #1
5.45% 9/1/13 (AMBAC)		560,000	565,415
6.24% 9/1/23 (AMBAC)		640,000	597,338
Los Angeles, California
Community
Redevelopment
Agency Series D
5.60% 7/1/18 (MBIA)		80,000	74,991
6.02% 9/1/21 (MBIA)		950,000	848,179
New Jersey Economic
Development Authority
Revenue (Cigarette Tax)
5.75% 6/15/29		100,000	76,159
North Texas Tollway
Authority Refunding
Series A
5.50% 1/1/18		250,000	262,183
6.00% 1/1/20		500,000	535,405

(continues)     49

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Municipal Bonds (continued)
	Oregon State
	Taxable Pension
	5.892% 6/1/27	USD	65,000	$62,603
	Sacramento County,
	California Public Finance
	Authority Revenue
	(Housing Tax County
	Project) Series B
	5.18% 12/1/13
	(MBIA) (FGIC)		105,000	102,975
	San Diego, California
	Redevelopment Agency
	Tax Allocation Series C
	5.81% 9/1/19 (XLCA)		645,000	575,250
	Texas Transportation
	Community Mobility
	5.00% 4/1/19		495,000	554,252
	Triborough, New York
	Bridge & Tunnel
	Authority Series A
	5.00% 11/15/18		545,000	608,209
	5.00% 11/15/19		270,000	295,291
	West Virginia Economic
	Development Authority
	5.37% 7/1/20 (MBIA)		30,000	27,699
@	West Virginia Tobacco
	Settlement Finance
	Authority Series A
	7.467% 6/1/47		625,000	325,125
Total Municipal Bonds
	(cost $8,607,823)			7,914,578

Non-Agency Asset-Backed Securities – 2.58%
•	Bank of America Credit
	Card Trust
	Series 2008-A5 A5
	1.756% 12/16/13		1,245,000	1,170,557
	Series 2008-A7 A7
	1.256% 12/15/14		390,000	348,771
#	Cabela’s Master Credit
	Card Trust Series
	2008-1A A1 144A
	4.31% 12/16/13		715,000	663,622
	Capital Auto Receivables
	Asset Trust
	Series 2007-3 A3A
	5.02% 9/15/11		721,005	722,120
	Series 2008-1 A3A
	3.86% 8/15/12		630,000	604,803
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		550,000	482,899
	Caterpillar Financial
	Asset Trust
	Series 2007-A A3A
	5.34% 6/25/12		170,469	171,150
	Series 2008-A A3
	4.94% 4/25/14		650,000	626,491
	Centex Home Equity
	Series 2002-A AF6
	5.54% 1/25/32		38,530	33,669
	Chase Issuance Trust
	Series 2005-A7 A7
	4.55% 3/15/13		405,000	407,295
	•Series 2005-A8 A8
	0.596% 10/15/12		600,000	577,139
	Series 2005-A10 A10
	4.65% 12/17/12		410,000	411,265
@	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A4
	5.703% 11/25/36		900,000	588,769
	Series 2006-3 A5
	5.948% 11/25/36		900,000	472,129
	CNH Equipment Trust
	•Series 2007-C A2
	1.406% 9/15/10		54,304	54,316
	Series 2008-A A4A
	4.93% 8/15/14		390,000	386,499
	Series 2008-A3
	4.12% 5/15/12		240,000	241,592
	Series 2008-B A3A
	4.78% 7/16/12		425,000	428,557
•	Countrywide Asset-Backed
	Certificates
	@Series 2006-11 1AF3
	6.05% 9/25/46		295,000	112,369
	Series 2006-11 1AF6
	6.15% 9/25/46		1,450,000	675,465
	Series 2006-15 A6
	5.826% 10/25/46		525,000	236,532
@#	Countrywide Asset-Backed
	NIM Certificates Series
	2004-BC1 Note 144A
	5.50% 4/25/35		26	0
	Daimler Chrysler Auto Trust
	Series 2008-B A3A
	4.71% 9/10/12		550,000	516,027
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20		450,000	391,034
	Series 2008-A4 A4
	5.65% 12/15/15		620,000	588,023
@#	Dunkin Securitization
	Series 2006-1 A2 144A
	5.779% 6/20/31		665,000	484,211

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Ford Credit Auto Owner
	Trust Series 2007-B A3A
	5.15% 11/15/11	USD	440,000	$434,172
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	1.556% 7/15/17		550,000	508,090
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A
	5.04% 10/15/12		228,501	224,794
	Series 2007-2 A3
	5.10% 5/15/12		157,439	156,121
	HSI Asset Securitization Trust
	Series 2006-HE1 2A1
	0.572% 10/25/36		579,135	360,483
	Hyundai Auto
	Receivables Trust
	Series 2007-A A3A
	5.04% 1/17/12		173,081	175,918
	Series 2008-A A3
	4.93% 12/17/12		430,000	434,859
	John Deere Owner Trust
	Series 2008-A A3
	4.18% 6/15/12		485,000	473,597
•	MBNA Credit Card Master
	Note Trust
	Series 2005-A4 A4
	0.596% 11/15/12		375,000	361,295
	Series 2006-A3 A3
	0.576% 8/15/12		250,000	243,032
@	Mid-State Trust
	Series 2004-1 A
	6.005% 8/15/37		40,348	28,563
	Series 2005-1 A
	5.745% 1/15/40		203,146	113,814
	#Series 2006-1 A 144A
	5.787% 10/15/40		129,544	92,506
	RSB Bondco Series 2007-A A2
	5.72% 4/1/18		405,000	437,179
#	Securitized Asset-Backed
	NIM Trust Series
	2005-FR4 144A
	6.00% 1/25/36		330,313	33
@•#	Sovereign Dealer Floor
	Plan Master Series
	2006-1 A 144A
	0.606% 8/15/11		62,553	61,771
@∏	Structured Asset Securities
	Series 2001-SB1 A2
	3.375% 8/25/31		95,804	78,769
	USAA Auto Owner Trust
	Series 2007-2 A3
	4.90% 2/15/12		326,236	329,758
•	Vanderbilt Mortgage
	Finance Series 2001-A A4
	7.235% 6/7/28		113,760	108,214
	World Omni Auto
	Receivables Trust
	Series 2008-A A3A
	3.94% 10/15/12		400,000	396,443
Total Non-Agency Asset-Backed
	Securities (cost $19,425,233)			16,414,715

Non-Agency Collateralized Mortgage Obligations – 21.96%
•	ARM Trust
	Series 2004-5 3A1
	4.952% 4/25/35		5,863,659	4,547,604
	Series 2005-10 3A11
	5.413% 1/25/36		630,908	471,402
	Series 2005-10 3A31
	5.413% 1/25/36		1,145,000	523,099
	Series 2006-2 1A4
	5.747% 5/25/36		1,440,000	615,536
	#Series 2007-3 2A1 144A
	6.868% 11/25/37		7,015,298	3,613,061
	Bank of America Alternative
	Loan Trust
	Series 2003-2 B1
	5.75% 4/25/33		8,481,942	4,862,776
	Series 2003-10 2A1
	6.00% 12/25/33		15,616	14,435
	Series 2004-2 1A1
	6.00% 3/25/34		53,957	45,560
	Series 2004-10 1CB1
	6.00% 11/25/34		198,373	177,420
	Series 2004-11 1CB1
	6.00% 12/25/34		1,768	1,316
	@Series 2005-3 2A1
	5.50% 4/25/20		121,077	95,953
	@Series 2005-5 2CB1
	6.00% 6/25/35		284,521	154,886
	@Series 2005-6 7A1
	5.50% 7/25/20		386,213	344,695
	@Series 2005-9 5A1
	5.50% 10/25/20		330,328	261,785
	Bank of America
	Funding Securities
	Series 2005-8 1A1
	5.50% 1/25/36		959,415	755,840
	Series 2006-5 2A10
	5.75% 9/25/36		1,150,000	938,509
•	Bear Stearns ARM Trust
	Series 2007-3 1A1
	5.473% 5/25/47		1,275,661	653,472
	Series 2007-4 22A1
	5.993% 6/25/47		2,862,240	1,477,947
	Series 2007-5 3A1
	5.98% 8/25/47		2,765,145	1,478,687

(continues)     51

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	Chase Mortgage Finance
	Series 2003-S8 A2
	5.00% 9/25/18	USD	309,898	$308,929
	•Series 2005-A1 3A1
	5.285% 12/25/35		729,630	470,286
	Citicorp Mortgage Securities
	Series 2004-1 1A1
	5.25% 1/25/34		1,006,921	927,803
	Series 2004-8 1A1
	5.50% 10/25/34		548,234	523,165
	Series 2006-4 3A1
	5.50% 8/25/21		563,815	497,567
	Citigroup Mortgage
	Loan Trust
	Series 2004-NCM2 1CB2
	6.75% 8/25/34		191,989	165,831
	•Series 2004-UST1 A6
	5.082% 8/25/34		1,013,326	837,792
	•Series 2006-AR7 1A4A
	5.775% 11/25/36		2,822,100	1,500,991
	Countrywide Alternative
	Loan Trust
	Series 2003-21T1 A2
	5.25% 12/25/33		603,955	497,827
	Series 2004-1T1 A2
	5.50% 2/25/34		502,887	431,467
	Series 2004-14T2 A6
	5.50% 8/25/34		537,811	474,686
	Series 2004-J1 1A1
	6.00% 2/25/34		14,558	13,457
	Series 2004-J2 7A1
	6.00% 12/25/33		30,546	25,792
	@∏•Series 2005-63 3A1
	5.886% 11/25/35		452,539	231,349
	Series 2006-30T1 1A2
	6.25% 11/25/36		8,799,528	4,427,262
	Series 2007-5CB 1A2
	6.00% 4/25/37		10,000,000	5,230,061
	Series 2007-9T1 2A2
	6.00% 5/25/37		9,074,950	4,402,106
	Series 2007-AL1 A1
	0.772% 6/25/37		10,162,515	3,469,063
w	Countrywide Home Loan
	Mortgage Pass
	Through Trust
	•Series 2003-21 A1
	4.77% 5/25/33		7,705	5,963
	@•Series 2004-HYB4 M
	4.587% 9/20/34		206,967	124,621
	Series 2005-29 A1
	5.75% 12/25/35		1,565,457	993,086
	•Series 2005-HYB8 4A1
	5.55% 12/20/35		14,887	8,081
	Series 2006-1 A2
	6.00% 3/25/36		349,367	225,123
	@Series 2006-1 A3
	6.00% 3/25/36		119,985	65,317
	@Series 2006-17 A5
	6.00% 12/25/36		236,010	211,134
	@•Series 2006-HYB1 3A1
	5.234% 3/20/36		463,094	227,057
	@∏•Series 2006-HYB3 3A1A
	6.051% 5/20/36		451,433	249,575
	Series 2007-4 1A1
	6.00% 5/25/37		5,973,720	3,371,418
	•Series 2007-HY1 1A1
	5.677% 4/25/37		1,753,840	857,965
	Credit Suisse First Boston
	Mortgage Securities
	Series 2003-29 5A1
	7.00% 12/25/33		9,397	8,587
	Series 2004-1 3A1
	7.00% 2/25/34		4,734	4,325
	Credit Suisse Mortgage
	Capital Certificates
	#Series 2005-1R 2A5 144A
	5.75% 12/26/35		7,096,083	3,689,963
	Series 2006-9 3A1
	6.00% 11/25/36		42,399	20,961
	Series 2007-1 5A14
	6.00% 2/25/37		1,491,800	1,017,392
	•Series 2007-3 4A6
	0.724% 4/25/37		5,124,647	2,583,451
	•Series 2007-3 4A12
	6.276% 4/25/37		5,124,647	314,402
	Series 2007-3 4A15
	5.50% 4/25/37		1,413,826	936,236
	Series 2007-5 1A11
	7.00% 8/25/37		6,938,045	3,191,501
	Series 2007-5 3A19
	6.00% 8/25/37		1,848,249	1,375,791
	Series 2007-5 10A2
	6.00% 4/25/29		881,447	612,055
•#	Deutsche Mortgage
	Securities Series
	2005-WF1 1A3 144A
	5.103% 6/26/35		1,720,000	925,848
•	First Horizon Asset Securities
	Series 2004-AR5 4A1
	5.708% 10/25/34		55,662	38,423
	Series 2005-AR2 2A1
	5.13% 6/25/35		650,626	428,867
	Series 2007-AR1 1A1
	5.827% 5/25/37		1,744,150	924,741
	Series 2007-AR3 2A2
	6.298% 11/25/37		1,403,577	763,648

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	GMAC Mortgage
	Loan Trust
	•Series 2005-AR2 4A
	5.173% 5/25/35	USD	522,088	$333,853
	Series 2006-J1 A1
	5.75% 4/25/36		1,498,425	1,025,825
#	GSMPS Mortgage Loan
	Trust 144A
	•Series 1998-3 A
	7.75% 9/19/27		22,355	22,340
	•Series 1999-3 A
	8.00% 8/19/29		33,998	38,563
	Series 2005-RP1 1A3
	8.00% 1/25/35		318,775	295,119
	Series 2005-RP1 1A4
	8.50% 1/25/35		139,322	131,562
	Series 2006-RP1 1A2
	7.50% 1/25/36		347,660	290,228
	GSR Mortgage Loan Trust
	@Series 2006-1F 5A2
	6.00% 2/25/36		176,147	87,083
	•Series 2006-AR1 3A1
	5.363% 1/25/36		315,977	191,833
	•Series 2007-AR1 2A1
	5.993% 3/25/47		3,334,540	1,682,589
	•Series 2007-AR2 1A1
	5.77% 5/25/47		1,047,368	519,652
	•Series 2007-AR2 2A1
	5.497% 5/25/47		978,572	526,247
•	Indymac Index Mortgage
	Loan Trust
	Series 2006-AR1 A1
	5.908% 8/25/36		1,010,914	639,599
	Series 2006-AR3 1A1
	5.284% 12/25/36		2,061,072	1,099,683
	Series 2007-AR1 1A2
	5.69% 3/25/37		2,142,093	1,254,794
•	JPMorgan Mortgage Trust
	Series 2005-A1 4A1
	4.777% 2/25/35		121,210	100,272
	Series 2005-A4 1A1
	5.395% 7/25/35		330,989	242,866
	Series 2005-A6 1A2
	5.14% 9/25/35		720,000	436,482
	Series 2006-A2 2A4
	5.754% 4/25/36		2,025,000	988,660
	Series 2006-A6 2A4L
	5.555% 10/25/36		1,590,000	786,302
	Series 2006-A7 2A2
	5.793% 1/25/37		1,015,681	576,436
	Series 2007-A1 6A1
	4.778% 7/25/35		2,376,017	1,664,327
	Lehman Mortgage Trust
	@Series 2005-2 2A3
	5.50% 12/25/35		285,447	223,738
	@Series 2006-1 3A3
	5.50% 2/25/36		27,254	19,032
	Series 2007-10 2A2
	6.50% 1/25/38		7,435,977	4,856,622
	MASTR Alternative Loans Trust
	Series 2003-6 3A1
	8.00% 9/25/33		12,749	12,657
	Series 2003-9 1A1
	5.50% 12/25/18		12,604	12,257
	Series 2004-3 8A1
	7.00% 4/25/34		9,558	7,778
	Series 2004-5 6A1
	7.00% 6/25/34		134,857	116,484
•	MASTR ARM Trust
	Series 2003-6 1A2
	5.71% 12/25/33		6,511	5,416
	Series 2005-6 7A1
	5.336% 6/25/35		211,644	125,318
	Series 2006-2 4A1
	4.983% 2/25/36		74,990	52,206
	MASTR Asset Securitization Trust
	Series 2003-9 2A7
	5.50% 10/25/33		476,382	422,938
	Series 2004-4 2A1
	5.00% 4/25/34		765,189	698,510
#	MASTR Reperforming Loan
	Trust 144A
	Series 2005-1 1A5
	8.00% 8/25/34		135,703	142,107
	Series 2005-2 1A4
	8.00% 5/25/35		425,171	485,452
@•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A
	5.006% 7/25/35		203,474	130,223
•	Merrill Lynch Mortgage
	Investors Trust
	Series 2005-A5 A2
	4.566% 6/25/35		460,000	255,347
	Series 2005-A9 2A1C
	5.148% 12/25/35		2,435,000	1,136,602
•	Morgan Stanley Mortgage
	Loan Trust Series
	2007-15AR 4A1
	6.586% 11/25/37		7,250,466	3,656,533
	Prime Mortgage Trust
	Series 2004-CL1 1A1
	6.00% 2/25/34		33,442	29,910

(continues)     53

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	Residential Accredit Loans
	Series 2004-QS2 CB
	5.75% 2/25/34	USD	106,412	$87,723
	Series 2006-QS18 3A1
	5.75% 12/25/21		1,770,777	1,509,250
	Residential Asset
	Mortgage Products
	Series 2004-SL1 A3
	7.00% 11/25/31		3,283	3,315
	Series 2004-SL4 A3
	6.50% 7/25/32		66,189	59,777
	Residential Asset
	Securitization Trust
	Series 2006-A2 A11
	6.00% 1/25/46		8,000,000	3,200,000
	Residential Funding
	Mortgage Securities I
	Series 2004-S9 2A1
	4.75% 12/25/19		1,963,881	1,810,207
	•Series 2006-SA3 3A1
	6.04% 9/25/36		471,959	256,429
	•Series 2007-SA1 2A2
	5.603% 2/25/37		1,822,537	928,481
•	Sequoia Mortgage Trust
	Series 2007-1 4A1
	5.783% 9/20/46		3,066,937	1,599,770
•	Structured ARM Loan Trust
	Series 2004-18 5A
	5.50% 12/25/34		155,657	128,070
	Series 2005-21 6A3
	5.40% 11/25/35		1,065,000	406,473
	Series 2005-22 1A4
	5.25% 12/25/35		2,120,000	543,680
	Series 2006-1 7A4
	5.62% 2/25/36		1,305,000	552,182
	@Series 2006-5 5A4
	5.516% 6/25/36		20,192	5,794
	Structured Asset Securities
	•Series 2002-22H 1A
	6.937% 11/25/32		12,343	11,465
	Series 2004-12H 1A
	6.00% 5/25/34		108,489	75,783
	Series 2005-6 4A1
	5.00% 5/25/35		487,005	331,925
w	Washington Mutual
	Alternative Mortgage
	Pass Through Certificates
	@Series 2005-1 5A2
	6.00% 3/25/35		101,023	65,097
	@Series 2005-9 3CB
	5.50% 10/25/20		415,011	287,395
w	Washington Mutual Mortgage
	Pass Through Certificates
	Series 2004-CB3 1A
	6.00% 10/25/34		187,471	173,294
	Series 2004-CB3 4A
	6.00% 10/25/19		83,483	74,848
	•Series 2005-AR16 1A3
	5.099% 12/25/35		1,225,000	592,577
	•Series 2005-AR18 1A3A
	5.244% 1/25/36		2,200,000	1,153,330
	•Series 2006-AR14 1A4
	5.609% 11/25/36		239,999	128,062
	•Series 2006-AR16 1A1
	5.58% 12/25/36		1,643,915	872,419
	•Series 2006-AR18 2A2
	5.49% 1/25/37		1,670,000	716,166
	•Series 2007-HY1 1A1
	5.695% 2/25/37		1,186,571	621,597
	•Series 2007-HY1 3A3
	5.875% 2/25/37		850,000	306,169
	•Series 2007-HY2 1A1
	5.588% 12/25/36		3,699,233	1,840,019
	•Series 2007-HY2 3A1
	5.887% 9/25/36		19,842	9,769
	•Series 2007-HY3 4A1
	5.334% 3/25/37		3,643,801	2,008,334
	•Series 2007-HY4 1A1
	5.485% 4/25/37		2,883,764	1,464,559
	•Series 2007-HY7 4A1
	5.86% 7/25/37		2,728,482	1,508,151
	Wells Fargo
	Mortgage-Backed
	Securities Trust
	•Series 2004-E A2
	4.50% 5/25/34		13,531	10,818
	•Series 2004-O A1
	4.886% 8/25/34		1,831,768	1,560,265
	•Series 2004-T A1
	4.817% 9/25/34		78,484	62,587
	@Series 2005-12 1A7
	5.50% 11/25/35		584,789	431,465
	@Series 2005-17 1A2
	5.50% 1/25/36		460,431	293,669
	Series 2005-18 1A1
	5.50% 1/25/36		84,083	62,038
	•Series 2005-AR13 A1
	5.31% 5/25/35		1,689,000	1,021,960
	•Series 2005-AR16 4A2
	4.992% 10/25/35		2,140,000	1,122,827
	@•Series 2005-AR16 6A4
	5.002% 10/25/35		1,065,401	427,899
	Series 2006-1 A3
	5.00% 3/25/21		545,775	500,407

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo
Mortgage-Backed
Securities Trust
Series 2006-2 3A1
5.75% 3/25/36	USD	459,838	$325,479
Series 2006-3 A1
5.50% 3/25/36		852,107	700,101
Series 2006-3 A11
5.50% 3/25/36		1,178,000	844,836
Series 2006-4 1A8
5.75% 4/25/36		34,207	32,146
@Series 2006-4 2A3
5.75% 4/25/36		190,065	107,268
Series 2006-6 1A3
5.75% 5/25/36		1,033,658	845,273
•Series 2006-AR5 2A1
5.536% 4/25/36		240,449	132,680
•Series 2006-AR6 7A1
5.116% 3/25/36		2,318,467	1,542,841
•Series 2006-AR10 5A1
5.593% 7/25/36		82,347	42,698
•Series 2006-AR10 5A6
5.593% 7/25/36		2,202,689	1,160,307
•Series 2006-AR11 A6
5.51% 8/25/36		2,330,000	1,107,039
@•Series 2006-AR11 A7
5.51% 8/25/36		91,881	27,599
@•Series 2006-AR14 2A4
6.081% 10/25/36		323,314	96,630
•Series 2006-AR17 A1
5.327% 10/25/36		2,515,310	1,390,571
•Series 2006-AR19 A1
5.625% 12/25/36		976,504	640,557
Series 2007-8 2A6
6.00% 7/25/37		190,000	113,475
Series 2007-10 1A18
6.00% 7/25/37		9,993,617	3,987,244
Series 2007-10 1A36
6.00% 7/25/37		5,657,127	3,030,207
Series 2007-13 A7
6.00% 9/25/37		601,705	405,775
Series 2007-13 A9
6.00% 9/25/37		938,831	370,251
Total Non-Agency Collateralized
Mortgage Obligations
(cost $214,633,697)			139,697,415

Regional Agency – 0.15%Δ
Australia – 0.15%
New South Wales Treasury
6.00% 5/1/12	AUD	1,294,000	946,287
Total Regional Agency
(cost $1,079,667)			946,287

«Senior Secured Loans – 1.72%
Allied Barton
6.75% 12/30/15	USD	299,012	269,111
Anchor Glass
6.75% 6/20/14		389,576	351,592
Aramark 1.309% 1/26/14		16,726	14,647
Aramark Term
Tranche Loan B
3.334% 1/26/14		263,274	230,547
Bausch & Lomb
Term Tranche Loan B
4.709% 4/11/15		196,760	168,168
Term Tranche Loan DD
3.604% 4/11/15		49,966	42,705
BE Aerospace
5.79% 7/28/14		313,210	300,682
Biomet Term Tranche Loan B
4.211% 3/25/15		84,394	76,318
Calpine 1st Lien
4.338% 3/29/14		253,828	194,403
Centennial Cellular Term
Tranche Loan D
3.512% 2/9/11		530,000	524,493
Charter Communications
3.211% 3/6/14		345,832	281,997
Cricket Communications
Term Tranche Loan B1
5.75% 6/16/13		267,937	253,786
Crown Castle Term
Tranche Loan B
5.376% 3/6/14		366,460	327,982
CSC Holdings
Term Tranche Loan A1
1.556% 2/24/12		190,764	176,934
Term Tranche Loan B
2.307% 3/30/13		227,367	207,615
Dynegy Holdings
1.98% 4/2/13		190,471	167,457
Dynegy Holdings Term
Tranche Loan B
1.98% 4/2/13		15,451	13,584
Energy Futures Holdings
Term Tranche Loan B2
4.036% 10/10/14		664,678	440,662
Flextronics International
Term Tranche Loan A2
3.685% 10/1/14		167,009	109,474
Term Tranche Loan A3
3.685% 10/1/14		47,991	31,458
Term Tranche Loan B
3.499% 10/1/12		205,000	160,925
Ford Motor
3.556% 11/29/13		2,182,710	1,056,791
General Motors Term
Tranche Loan B
8.00% 11/17/13		1,461,392	617,438

(continues)     55

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Georgia Pacific Term
Tranche Loan B1
3.285% 12/20/12	USD	264,343	$234,934
Graham Packaging Term
Tranche Loan B
3.526% 10/7/11		251,780	216,250
Graphic Packaging
International Term
Tranche Loan C
3.87% 5/16/14		301,659	265,837
HCA Term Tranche Loan B1
3.709% 11/18/13		414,411	352,422
HealthSouth Term
Tranche Loan B
3.038% 3/10/13		304,648	269,776
Intelsat
Term Tranche Loan A3
3.812% 7/3/12		100,000	92,250
Term Tranche Loan BA
3.925% 1/3/14		59,055	51,968
Term Tranche Loan BB
3.925% 1/3/14		59,037	51,952
Term Tranche Loan BC
3.925% 1/3/14		59,037	51,952
Lender Processing Term
Tranche Loan B
2.979% 6/18/14		382,198	370,732
Levi Strauss & Co. Term
Tranche Loan B
3.716% 3/27/14		100,000	60,000
MacDermid Term
Tranche Loan B
2.409% 4/12/14		143,649	90,499
Newpage Term
Tranche Loan B
4.78% 12/21/14		152,207	105,187
Nielsen Finance Term
Tranche Loan B
2.533% 8/9/13		145,000	113,765
Northwest Airlines
2.57% 8/21/13		350,166	315,500
Nuveen Investment Term
Tranche Loan B
3.282% 11/13/14		415,743	228,806
Sungard 6.75% 2/28/14		323,725	307,539
SUPERVALU 1.77% 6/2/12		149,614	133,447
Talecris Biotherapeutics
2nd Lien
7.74% 12/6/14		625,000	553,125
Toys R US 4.80% 7/19/12		575,000	329,763
Univision Communications
2.73% 9/29/16		680,000	346,423
US Oncology Term
Tranche Loan B2
5.756% 8/20/11		390,000	366,600
Total Senior Secured Loans
(cost $11,029,857)			10,927,496

Sovereign Agencies – 0.09%Δ
Norway – 0.09%
Kommunalbanken
4.25% 10/24/11	NOK	950,000	146,462
8.00% 10/19/10	NZD	710,000	429,310
Total Sovereign Agencies
(cost $680,262)			575,772

Sovereign Debt – 1.62%Δ
Brazil – 0.06%
* Federal Republic of Brazil
5.875% 1/15/19	USD	146,000	142,715
11.00% 8/17/40	USD	187,000	238,425
			381,140
Canada – 0.15%
Canadian Government
4.25% 6/1/18	CAD	1,075,000	965,270
			965,270
Colombia – 0.12%
Republic of Colombia
7.375% 3/18/19	USD	725,000	726,813
			726,813
Germany – 0.06%
Bundesobligation
3.50% 4/12/13	EUR	289,200	405,932
			405,932
Israel – 0.22%
Israel Government
International Bond
5.125% 3/26/19	USD	1,391,000	1,403,454
			1,403,454
Japan – 0.30%
Japan Government
30 yr Bond
2.40% 3/20/37	JPY	58,850,000	637,038
CPI Linked 10 yr Bond
1.10% 9/10/16	JPY	44,220,000	388,700
1.20% 6/10/17	JPY	27,701,400	239,979
1.20% 12/10/17	JPY	30,120,000	260,024
1.30% 9/10/17	JPY	43,261,000	378,756
			1,904,497
Mexico – 0.40%
Mexican Government
10.00% 11/20/36	MXN	25,088,000	2,079,369
* United Mexican States
5.95% 3/19/19	USD	496,000	486,080
			2,565,449
Peru – 0.15%
Republic of Peru
7.125% 3/30/19	USD	928,000	941,688
			941,688
Republic of Korea – 0.03%
Government of
South Korea
4.25% 12/7/21	EUR	220,000	215,674
			215,674

	Principal		Value
	Amount°		(U.S. $)
Sovereign Debt (continued)
Sweden – 0.03%
Sweden Government
5.50% 10/8/12	SEK	1,190,000	$162,919
			162,919
United Arabic Emirates – 0.10%
# Emirate of Abu Dhabi 144A
5.50% 8/2/12	USD	600,000	643,770
			643,770
Total Sovereign Debt
(cost $10,486,292)			10,316,606

Supranational Banks – 1.47%
European Investment Bank
4.75% 10/15/17	EUR	684,000	978,195
5.75% 9/15/09	AUD	776,000	545,127
6.00% 8/14/13	AUD	2,764,000	2,011,568
6.125% 1/23/17	AUD	224,000	162,600
6.25% 4/15/14	GBP	370,000	602,325
7.00% 1/18/12	NZD	1,836,000	1,106,346
7.75% 10/26/10	NZD	1,520,000	922,659
11.25% 2/14/13	BRL	1,400,000	607,004
Inter-American
Development Bank
7.25% 5/24/12	NZD	2,788,000	1,683,181
9.00% 8/6/10	BRL	296,000	126,941
International Bank for
Reconstruction &
Development
5.75% 6/25/10	RUB	11,000,000	293,126
12.25% 8/4/10	BRL	694,000	307,901
Total Supranational Banks
(cost $10,832,047)			9,346,973

U.S. Treasury Obligations – 0.37%
U.S. Treasury Bonds
4.50% 5/15/38	USD	395,000	461,286
U.S. Treasury Inflation
Index Notes
¥1.625% 1/15/15		187,983	190,215
¥*1.625% 1/15/18		831,485	842,138
U.S. Treasury Notes
1.75% 3/31/14		465,000	466,744
1.875% 2/28/14		50,000	50,563
*2.75% 2/15/19		345,000	346,995
Total U.S. Treasury Obligations
(cost $2,343,866)			2,357,941

	Number of		Value
	Shares		(U.S. $)
Common Stock – 0.02%
† Bway Holding		2,650	$20,909
Cablevision Systems Class A		1,100	14,234
† Cardtronics		11,000	19,470
† Century Communications		1,975,000	0
† Flextronics International		7,200	20,808
† Graphic Packaging Holding		21,563	18,760
Innophos Holdings		2,150	24,252
*† Mirant		121	1,379
*† NRG Energy		1,800	31,680
=∏† Port Townsend		295	3
* Time Warner Cable		2	41
Total Common Stock
(cost $423,036)			151,536

Convertible Preferred Stock – 0.11%
Crown Castle International
6.25% exercise price
$36.88, expiration
date 8/15/12		16,525	718,838
Total Convertible Preferred Stock
(cost $704,298)			718,838

Preferred Stock – 0.22%
• JPMorgan Chase 7.90%		1,391,000	895,736
• PNC Funding 8.25%		875,000	428,648
=@ Port Townsend		59	0
# Preferred Blocker 144A 7.00%		226	45,009
Total Preferred Stock
(cost $2,248,772)			1,369,393

Warrant – 0.00%
=@∏†Port Townsend		59	1
Total Warrant
(cost $1,416)			1

(continues)     57

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
Repurchase Agreements** – 6.36%
BNP Paribas 0.08%,
dated 3/31/09, to
be repurchased on
4/1/09, repurchase
price $40,449,090
(collateralized by
U.S. Government
obligations,
6/11/09-2/11/10;
with market value
$41,279,342)	USD	40,449,000	$40,449,000
Total Repurchase Agreements
(cost $40,449,000)			40,449,000

Total Value of Securities Before Securities
Lending Collateral – 101.69%
(cost $739,317,444)			646,978,348

	Number of
	Shares
Securities Lending Collateral*** – 4.76%
Investment Companies
Mellon GSL DBT II
Collateral Fund		31,307,528	30,292,023
† Mellon GSL DBT II
Liquidation Trust		1,262,112	126
Total Securities Lending Collateral
(cost $32,569,640)			30,292,149

Total Value of Securities – 106.45%
(cost $771,887,084)			677,270,497	©
Obligation to Return Securities
Lending Collateral*** – (5.12%)			(32,569,640)
Liabilities Net of Receivables
and Other Assets – (1.33%)			(8,449,124	)x
Net Assets Applicable to
82,153,181 Shares
Outstanding – 100.00%			$636,251,733

Net Asset Value – Optimum Fixed Income Fund
Class A ($39,299,155 / 5,073,154 Shares)			$7.75
Net Asset Value – Optimum Fixed Income Fund
Class B ($5,482,536 / 707,122 Shares)			$7.75
Net Asset Value – Optimum Fixed Income Fund
Class C ($157,184,998 / 20,266,547 Shares)			$7.76
Net Asset Value – Optimum Fixed Income Fund Institutional
Class ($434,285,044 / 56,106,358 Shares)			$7.74

Components of Net Assets at March 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)	$758,922,349
Undistributed net investment income	7,470,433
Accumulated net realized loss on investments	(36,081,370)
Net unrealized depreciation of investments and
foreign currencies	(94,059,679)
Total net assets	$636,251,733

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
RUB — Russian Ruble
SEK — Swedish Krona
USD — United States Dollar

•	Variable rate security. The rate shown is the rate as of March 31, 2009.

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*	Fully or partially on loan.

¥	Fully or partially pledged as collateral for financial futures contracts.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2009, the aggregate amount of Rule 144A securities was $38,168,618, which represented 6.00% of the Fund’s net assets. See Note 12 in ”Notes to financial statements.”

@	Illiquid security. At March 31, 2009, the aggregate amount of illiquid securities was $13,042,384, which represented 2.05% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2009, the aggregate amount of fair valued securities was $61,550, which represented 0.01% of the Fund’s net assets. See Note 1 in ”Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

Δ	Securities have been classified by country of origin.

∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At March 31, 2009, the aggregate amount of restricted securities was $655,744 or 0.10% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

†	Non income producing security.

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $30,673,144 of securities loaned.

x	Includes $570,000 cash pledged as collateral for futures contracts.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
CPI — Consumer Price Index
CPN — Interest Coupon Only
FGIC — Insured by the Financial Guaranty Insurance Company
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
MBIA — Insured by the Municipal Bond Insurance Association
NIM — Net Interest Margin
PIK — Pay-in-kind
RSB — Rate Stabilization Bonds
S.F. — Single Family
TBA — To be announced
XLCA — Insured by XL Capital Assurance
yr — Year

Net Asset Value and Offering Price Per Share —
Optimum Fixed Income Fund
Net asset value Class A (A)	$7.75
Sales charge (4.50% of offering price) (B)	0.37
Offering price	$8.12

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, written options and swap contracts were outstanding at March 31, 2009.

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	(2,676,108)	USD	1,863,508	4/30/09	$7,387
BRL	(2,279,846)	USD	999,932	5/29/09	16,711
CAD	287,638	USD	(232,899)	4/30/09	(4,693)
CAD	(1,839,277)	USD	1,489,927	5/29/09	30,066
EUR	(692,415)	GBP	639,355	4/30/09	(2,555)
EUR	270,065	USD	(366,500)	4/30/09	(7,731)
EUR	8,986,434	USD	(12,145,695)	4/30/09	(207,623)
EUR	(4,893,567)	USD	6,622,709	5/29/09	121,116
EUR	(2,484,074)	USD	3,365,920	5/29/09	65,579
GBP	(128,448)	USD	185,870	5/29/09	1,566
GBP	(490,227)	USD	719,653	5/29/09	16,245
GBP	(513,918)	USD	754,431	5/29/09	17,031
JPY	(168,859,275)	USD	1,718,582	4/30/09	11,778
JPY	(953,165,636)	USD	9,721,275	5/29/09	82,373
JPY	1,007,537,362	USD	(10,249,617)	5/29/09	(60,881)
MXN	(44,480,259)	USD	3,068,323	5/29/09	(37,189)
NOK	8,397,359	USD	(1,304,164)	4/30/09	(56,539)
NZD	(941,010)	USD	533,223	4/30/09	(2,530)
NZD	(6,032,760)	USD	3,402,476	5/29/09	(26,307)
PLN	(34,001)	USD	9,419	4/1/09	(357)
SEK	3,679,988	USD	(457,938)	5/29/09	(10,212)
					$(46,765)

Futures Contracts[2]
	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
32 Euro Bond	$5,023,567	$5,289,967	6/10/09	$266,400
3 Japanese
Treasury
10 yr Notes	4,210,714	4,187,420	6/22/09	(23,294)
10 Long
Gilt Bond	1,737,720	1,767,571	6/30/09	29,851
	10,972,001			272,957
(27) U.S. Treasury
10 yr Notes	(3,258,208)	(3,350,109)	6/30/09	(91,901)
				$181,056

Written Options[3]
	Number
	of	Notional	Exercise	Expiration	Unrealized
Description	Contracts	Value	Price	Date	Appreciation
Written Put
Options
Put USD 3,670 vs.
Call JPY
33,354,000	3,510	$351,000	$95	4/9/09	$2,500
Put USD 3,643 vs.
Call JPY
33,151,300	3,643	364,300	91	4/22/09	3,059
		$715,300			$5,559

(continues)     59

Statements of net assets

Optimum Fixed Income Fund

Swap Contracts[4]
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
Hartford Financial
5 yr CDS	$565,000	6.50%	3/20/14	$82,757
Macy’s
10 yr CDS	620,000	5.20%	12/20/18	17,444
Citigroup Global
Markets
Century Tel
5 yr CDS	82,700	1.71%	9/20/13	(2,367)
Hartford Financial
5 yr CDS	845,000	6.65%	3/20/14	119,956
Macy’s
5 yr CDS	875,000	7.00%	3/20/14	(13,717)
JPMorgan Securities
Donnelley (R.R.)
5 yr CDS	2,000,000	3.77%	3/20/14	217,838
	$4,987,700			$421,911

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, written options and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above and on the previous page represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”
2See Note 8 in “Notes to financial statements.”
3See Note 9 in “Notes to financial statements.”
4See Note 10 in “Notes to financial statements.”

See accompanying notes

Optimum International Fund

March 31, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.58%Δ
Australia – 6.96%
±	Amcor	180,942	$559,548
±	BHP Billiton	16,800	371,247
±	Commonwealth Bank of Australia	8,400	201,626
±	Foster’s Group	454,694	1,598,856
±	National Australia Bank	118,263	1,650,635
±	Oil Search	111,200	408,502
±	Santos	35,100	413,064
±	Telstra	792,601	1,769,028
±	Wesfarmers	74,665	979,593
±	Westpac Banking	15,800	208,609
±	Woodside Petroleum	10,400	276,976
±	WorleyParsons	22,300	280,991
			8,718,675
Austria – 0.38%
±	OMV	14,400	481,719
			481,719
Belgium – 0.48%
±	Anheuser-Busch InBev	13,000	357,944
±	Fortis (Amsterdam Exchange)	136,095	248,647
†±	Fortis Strip	48,482	64
			606,655
Bermuda – 0.62%
†±	Catlin Group	67,339	302,211
†±	Hiscox	106,400	471,459
			773,670
Brazil – 1.17%
†	BM&F Bovespa	32,200	97,902
*	Cemig ADR	19,000	280,820
*	Gerdau ADR	60,300	329,841
	Petroleo Brasileiro ADR	15,000	457,050
*	Tele Norte Leste Participacoes ADR	21,700	300,328
			1,465,941
Canada – 3.62%
	Bank of Nova Scotia	6,400	157,747
	Canadian Natural Resources	8,600	333,684
†	Eldorado Gold	72,500	655,667
	EnCana	9,100	372,504
	Imperial Oil	9,300	337,900
	Kinross Gold	14,100	256,262
	Nexen	31	526
	Potash Corp. of Saskatchewan	3,100	250,511
†	Research in Motion	5,600	241,192
	Royal Bank of Canada	8,520	248,594
	Shoppers Drug Mart	8,900	305,998
	Suncor Energy	14,600	325,924
	Talisman Energy	41,200	436,333
	Teck Cominco Class B	64,400	360,176
	Toronto-Dominion Bank	7,400	255,130
			4,538,148
☐China – 1.58%
*±	China Construction Bank Class H	939,000	533,061
±	China Life Insurance Class H	57,000	187,477
†±*	China Railway Construction Class H	192,500	250,680
*±	Industrial & Commercial
	Bank of China Class H	1,096,000	569,626
	PetroChina ADR	5,500	438,350
			1,979,194
Denmark – 0.22%
*±	TrygVesta	5,500	278,263
			278,263
Finland – 0.57%
*±	Outokumpu	26,100	282,378
*±	UPM-Kymmene	74,595	430,504
			712,882
France – 9.76%
*±	AXA	7,900	94,816
±	BNP Paribas	5,800	239,279
*±	Carrefour	57,100	2,227,385
*±	Compagnie de Saint-Gobain	39,977	1,120,060
±	Compagnie Generale des
	Etablissements Michelin Class B	6,200	229,791
±	Credit Agricole	8,500	93,782
±	France Telecom	83,400	1,901,211
†±	GDF Suez	8,820	12
±	GDF Suez	11,000	377,226
*†±	Mercialys	4,600	133,130
*±	PPR	3,600	230,788
*±	Renault	23,554	484,302
±	Sanofi-Aventis	7,998	448,840
*±	Silic	800	59,951
*±	Societe Generale	26,234	1,026,153
±	Sodexo	6,400	291,509
±	Technip	7,100	250,276
*±	Total	57,426	2,839,573
±	Unibail-Rodamco	1,300	183,952
			12,232,036
Germany – 6.80%
±	Adidas	11,800	391,619
±	Allianz	2,600	218,754
±	Deutsche Bank	4,000	163,497
±	Deutsche Boerse	2,900	174,442
±	Deutsche Post	27,200	293,435
±	Deutsche Telekom	184,555	2,290,697
±	Fresenius Medical Care	6,100	236,456
±*	Gerry Weber International	13,904	285,641
*±	MAN	8,800	381,851
±	Muenchener Rueckversicherungs	1,400	170,837
±†	Rhoen-Klinikum	34,900	663,425
±	RWE	32,414	2,282,777
±	Salzgitter	3,900	219,117
†±	SGL Carbon	16,900	408,724
±	Siemens	5,900	338,617
			8,519,889
Hong Kong – 3.46%
±	China Mobile	22,000	191,644
±	China Unicom	162,000	169,055

(continues)     61

Statements of net assets

Optimum International Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Hong Kong (continued)
	CNOOC ADR	4,400	$442,640
±	Hong Kong Electric Holdings	182,500	1,084,325
*±	Hong Kong Exchanges & Clearing	25,100	236,885
±	Huabao International Holdings	576,200	473,892
±	Jardine Matheson Holdings	15,200	276,388
±	New World Development	251,000	250,560
†±	Rexcapital Financial Holdings	2,600,000	82,190
±	Sun Hung Kai Properties	14,700	131,905
±	Wharf Holdings	293,875	731,711
±	Wheelock	156,000	262,371
			4,333,566
Israel – 0.25%
*	Teva Pharmaceutical Industries ADR	7,000	315,350
			315,350
Italy – 2.50%
±	Assicurazioni Generali	7,700	131,946
†±	Benetton Group	53,800	350,287
±	Intesa Sanpaolo	579,118	1,592,791
±	Parmalat	100,100	206,075
±	UBI Banca	20,000	220,215
±	UniCredit	382,937	630,239
			3,131,553
Japan – 18.66%
±	Air Water	34,900	309,448
±	Amada	73,600	393,271
±	Astellas Pharma	38,900	1,203,926
*±	Bank of Kyoto	21,700	184,324
*±	Benesse	5,800	213,670
±	Canon	73,000	2,128,299
±	Geo	300	173,986
±	Honda Motor	12,900	307,125
±	Hosiden	26,000	259,441
±	Japan Prime Realty Investment	100	185,846
±	Kamigumi	45,800	304,937
±	Kao	90,000	1,756,293
±	KDDI	273	1,285,725
±	Kintetsu World Express	27,000	502,390
*±	Matsui Securities	28,300	185,831
±	Mitsubishi Estate	6,300	71,476
±	Mitsubishi Materials	103,600	282,235
±	Mitsubishi UFJ Financial Group	69,600	342,935
±	Mitsui Fudosan	6,000	65,826
±	Mizuho Financial Group	57,989	113,250
±	Nihon Nohyaku	47,000	325,139
±	Nintendo	900	263,305
±	Nippon Express	71,600	225,665
±	Nitto Denko	40,500	828,852
*±	Seino Holdings	76,800	371,498
±	Sekisui House	85,000	650,778
±	Seven & I Holdings	60,200	1,329,173
*±	Shimano	10,400	316,655
±	Shinko Securities	104,000	205,314
±	Sumitomo Metal Mining	38,000	365,389
*±	Sumitomo Mitsui Financial Group	4,700	165,510
±	Sumitomo Trust & Banking	24,300	94,094
*±	Takeda Pharmaceutical	59,200	2,054,126
±	Tokio Marine Holdings	56,500	1,391,678
±	Tokyo Steel Manufacturing	25,100	253,010
*±	Toyo Seikan Kaisha	19,500	287,867
±	Toyo Suisan Kaisha	13,000	268,265
*±	Toyota Motor	60,900	1,934,614
±	West Japan Railway	224	710,358
±	Yamato Holdings	31,800	301,622
±	Yamato Kogyo	18,400	397,325
±	Zeon	136,000	369,498
			23,379,969
Luxembourg – 0.77%
±	Arcelormittal	24,600	501,911
±	SES	24,200	461,909
			963,820
Malaysia – 0.11%
±	Bumiputra-Commerce Holdings	72,000	135,434
			135,434
Mexico – 0.25%
	Fomento Economico Mexicano ADR	12,600	317,646
			317,646
Netherlands – 2.02%
	ASML Holding	11,100	194,361
*±	Corio	2,100	86,848
±	Heineken	12,300	349,395
±	ING Groep CVA	73,759	404,142
†±	Qiagen	20,700	335,965
±	Reed Elsevier	102,175	1,093,316
*±	Wereldhave	1,000	69,918
			2,533,945
New Zealand – 0.35%
±	Telecom Corp of New Zealand	333,395	434,557
			434,557
Norway – 0.96%
*±	Norsk Hydro ASA	102,100	384,144
±	StatoilHydro ASA	17,800	311,475
*±	Yara International ASA	23,200	506,789
			1,202,408
Philippines – 0.29%
	Philippine Long Distance Telephone ADR	8,200	361,866
			361,866
Republic of Korea – 1.07%
±	LG Chem	5,700	363,221
±	Samsung Electronics	2,360	981,586
			1,344,807
Russia – 0.11%
	Vimpel-Communications ADR	20,300	132,762
			132,762
Singapore – 2.29%
±	Oversea-Chinese Banking	201,800	643,330
±	Singapore Airlines	40,000	263,796

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Singapore (continued)
±	Singapore Telecommunications	571,000	$951,781
±	United Overseas Bank	110,700	710,062
*±	Wilmar International	146,000	305,494
			2,874,463
South Africa – 1.02%
±	Naspers	23,400	395,944
±	Sasol	21,815	632,371
±	Telkom	22,100	246,229
			1,274,544
Spain – 4.97%
*±	Banco Bilbao Vizcaya Argentaria	28,400	230,507
±	Banco Santander	185,433	1,278,472
±	Iberdrola	226,101	1,586,262
†±	Iberdrola Renovables	64,000	265,061
±	Inditex	8,700	339,017
*±	Telefonica	126,575	2,523,978
			6,223,297
Sweden – 0.30%
*±	Nordea Bank	22,700	112,932
*±	Volvo Class B	50,100	265,804
			378,736
Switzerland – 4.29%
	Addax Petroleum	9,100	197,081
	Alcon	1,900	172,729
±	Credit Suisse Group	8,600	261,807
±	Nestle	18,300	618,145
±	Novartis	64,460	2,438,322
±	Roche Holding	3,800	521,459
*±	Sonova Holding	5,100	307,757
±	UBS	23,900	224,029
±	Xstrata	61,000	409,334
*±	Zurich Financial Services	1,400	221,222
			5,371,885
Taiwan – 3.96%
±	Asustek Computer	270,001	284,499
	AU Optronics ADR	26,500	222,336
±	Chang Hwa Commercial Bank	519,000	174,756
±	China Airlines	1,060,500	264,311
	Chunghwa Telecom ADR	38,783	707,023
±	GeoVision	37,000	144,163
±	HTC	25,000	307,616
±	Polaris Securities	867,000	301,839
*	Siliconware Precision Industries ADR	85,000	493,001
	Taiwan Semiconductor
	Manufacturing ADR	190,352	1,703,652
±	Yuanta Financial Holding	785,000	359,216
			4,962,412
Thailand – 0.62%
±	Bangkok Bank Public	125,000	262,451
±	Banpu Public	3,100	18,803
±	Banpu Public Class F	40,000	241,520
	Siam Commercial Bank Class F	162,700	249,955
			772,729
United Kingdom – 16.17%
±	Aberdeen Asset Management	49,500	90,614
±†	AstraZeneca	10,200	361,170
±	Aviva	122,585	380,949
±	Barclays	126,500	268,710
±	Barloworld	15,400	191,304
†*±	Beazley Group	152,600	188,195
±	Bellway	16,500	160,084
±	BG Group	106,168	1,601,208
±	BP	266,696	1,788,936
±	British American Tobacco	8,000	184,889
±*	Britvic	73,500	239,248
±	Cable & Wireless	174,700	349,555
†±*	Charter International	63,700	416,291
±	Compass Group	157,478	720,620
±	Cookson Group	1,593,200	377,342
†±	Dana Petroleum	16,300	260,200
†±*	De La Rue	31,600	440,877
†±*	Domino’s Pizza	107,800	345,502
±	GKN	206,839	203,150
±†	GlaxoSmithKline	170,782	2,658,194
±	Greene King	25,200	176,425
±	HSBC Holdings	74,900	416,675
±	ICAP	28,700	125,063
±	Imperial Tobacco Group	23,400	525,770
±	Inchcape	173,700	188,290
±	Intercontinental Hotels Group	25,000	189,828
±	Legal & General Group	175,400	108,225
±	Man Group	48,600	152,449
±	Next	24,200	459,147
±	Persimmon	33,000	163,205
†±*	Premier Oil	18,100	276,208
±	Prudential	23,800	115,446
±	Royal Dutch Shell Class A	81,176	1,810,892
±	Royal Dutch Shell Class B	16,400	356,951
±	Unilever	126,274	2,387,394
±	Vodafone Group	360,025	626,811
	Vodafone Group ADR	17,100	297,882
†±	VT Group	46,600	315,336
±	Wood Group	105,300	337,896
			20,256,931
Total Common Stock
	(cost $159,720,458)		121,009,752

Preferred Stock – 0.38%
Brazil – 0.38%
†	Banco Bradesco	17,600	175,488
	Itau Unibanco Banco Multiplo	12,500	138,005
	Usinas Siderurgicas de Minas Gerais
	Class A	12,600	159,922
Total Preferred Stock
	(cost $464,218)		473,415

(continues)     63

Statements of net assets

Optimum International Fund

	Number of	Value
	Shares	(U.S. $)
Rights – 0.05%
±† Beazley Group	72,284	$41
∏=@ Fortis	181,195	0
±† HSBC Holdings	31,208	63,017
Total Rights (cost $0)		63,058

	Principal
	Amount (U.S. $)
Repurchase Agreements** – 3.00%
BNP Paribas 0.08%, dated
3/31/09, to be repurchased
on 4/1/09, repurchase price
$3,760,008 (collateralized
by U.S. Government obligations,
6/11/09-2/11/10; with market
value $3,837,186)	$3,760,000	3,760,000
Total Repurchase Agreements
(cost $3,760,000)		3,760,000

Total Value of Securities Before Securities
Lending Collateral – 100.01%
(cost $163,944,676)		125,306,225

	Number of
	Shares
Securities Lending Collateral*** – 12.50%
Investment Companies
Mellon GSL DBT II
Collateral Fund	16,199,105	15,659,453
† Mellon GSL DBT II
Liquidation Trust	653,686	65
Total Securities Lending Collateral
(cost $16,852,791)		15,659,518

Total Value of Securities – 112.51%
(cost $180,797,467)		140,965,743	©
Obligation to Return Securities
Lending Collateral*** – (13.45%)		(16,852,791)
Receivables and Other Assets
Net of Liabilities – 0.94%		1,179,085	x
Net Assets Applicable to 17,895,074
Shares Outstanding – 100.00%		$125,292,037

Net Asset Value – Optimum International Fund
Class A ($9,578,184 / 1,366,457 Shares)		$7.01
Net Asset Value – Optimum International Fund
Class B ($1,763,412 / 256,168 Shares)		$6.88
Net Asset Value – Optimum International Fund
Class C ($34,520,285 / 5,011,580 Shares)		$6.89
Net Asset Value – Optimum International Fund
Institutional Class ($79,430,156 / 11,260,869 Shares)		$7.05

Components of Net Assets at March 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$235,140,654
Undistributed net investment income		1,631,936
Accumulated net realized loss on investments		(71,919,521)
Net unrealized depreciation of investments
and foreign currencies		(39,561,032)
Total net assets		$125,292,037

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 33 in “Country/Sector allocations.”

±

Security is being valued based on international fair value pricing. At March 31, 2009, the aggregate amount of international fair value priced securities was $108,822,087, which represented 86.85% of the Fund’s net assets. See Note 1 in “notes to financial statements.”

†	Non income producing security.

*	Fully or partially on loan.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

@	Illiquid security. At March 31, 2009, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

∏

Restricted Security. This investment is in security not registered under the Securities Act of 1933, as amended and has certain restrictions on resale which may limit its liquidity. At March 31, 2009, the aggregate amount of restricted security was $0 or 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $15,320,036 of securities loaned.

x	Includes $526,206 cash pledged as collateral for futures contracts.

Summary of Abbreviations:
ADR — American Depositary Receipts
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
CVA — Dutch Certificate
DKK — Danish Kroner
EUR — European Monetary Unit
GBP — British Pound Sterling
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Kroner
SGD — Singapore Dollar
USD — United States Dollar
ZAR — South African Rand

Net Asset Value and Offering Price Per Share –
Optimum International Fund
Net asset value Class A (A)	$7.01
Sales charge (5.75% of offering price) (B)	0.43
Offering price	$7.44

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2009:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	87,856	USD	(61,034)	4/3/09	$43
AUD	980,000	USD	(646,918)	4/15/09	33,672
CAD	753,000	USD	(604,783)	4/15/09	(7,399)
CHF	2,030,000	USD	(1,717,241)	4/15/09	66,332
DKK	751,000	USD	(131,034)	4/15/09	2,850
EUR	1,058,000	USD	(1,376,138)	4/15/09	29,421
GBP	18,000	USD	(25,826)	4/2/09	(3)
GBP	10,000	USD	(14,322)	4/3/09	24
GBP	(74,000)	USD	107,096	4/15/09	932
GBP	(880,000)	USD	1,250,335	4/15/09	(12,157)
HKD	1,354,000	USD	(174,703)	4/15/09	11
JPY	313,971,000	USD	(3,215,628)	4/15/09	(42,778)
NOK	987,000	USD	(145,425)	4/15/09	1,330
SGD	(191,000)	USD	126,005	4/15/09	473
ZAR	(1,877,000)	USD	197,635	4/15/09	205
					$72,956

Futures Contracts[2]
	Notional	Notional	Expiration	Unrealized
Contracts to Buy	Cost	Value	Date	Appreciation
21 FTSE 100 Index	$1,054,569	$1,170,418	6/19/09	$115,849
15 Tokyo Price Index	1,098,330	1,177,570	6/11/09	79,240
	$2,152,899			$195,089

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”
2 See Note 8 in “Notes to financial statements.”

See accompanying notes

(continues)     65

Statements of net assets

Optimum Large Cap Growth Fund

March 31, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 95.77%
Basic Industry/Capital Goods – 9.03%
*	3M	10,100	$502,172
	Agnico-Eagle Mines (Canada)	2,400	136,608
*	Air Products & Chemicals	32,782	1,843,988
±	BHP Billiton (Australia)	42,550	940,270
*	BHP Billiton ADR	46,300	1,831,165
*	Cia Vale do Rio Doce ADR	41,550	552,615
†	Crown Holdings	127,300	2,893,529
*	Danaher	87,100	4,722,562
	Deere & Co.	17,900	588,373
*†	General Cable	34,400	681,808
	Goldcorp (Canada)	33,000	1,099,560
	ITT	42,550	1,636,899
	Monsanto	107,401	8,925,022
	Mosaic	21,050	883,679
†	Owens-Illinois	30,100	434,644
	Potash Corp. of Saskatchewan (Canada)	36,671	2,963,384
	Praxair	127,762	8,597,104
*	SPX	35,150	1,652,402
†	Tyco International (Bermuda)	393,200	7,690,992
			48,576,776
Business Services – 9.58%
	Accenture Class A (Bermuda)	72,200	1,984,778
	Automatic Data Processing	48,600	1,708,776
	Expeditors International of Washington	36,200	1,024,098
†	Fiserv	24,600	896,916
*†	Google Class A	31,197	10,858,428
*	MasterCard Class A	87,577	14,667,395
	McGraw-Hill Companies	184,100	4,210,367
†	Net 1 UEPS Technologies (South Africa)	22,550	342,986
†	Research in Motion (Canada)	63,850	2,750,020
	Sysco	30,300	690,840
*	United Parcel Service Class B	46,450	2,286,269
	Visa Class A	182,054	10,122,202
			51,543,075
Consumer Durables – 1.76%
	Nintendo ADR	201,300	7,247,887
*†	Toll Brothers	88,650	1,609,884
	Tupperware Brands	36,100	613,339
			9,471,110
Consumer Non-Durables – 15.23%
†	Amazon.com	83,900	6,161,616
†	AutoZone	13,300	2,162,846
	Best Buy	37,700	1,431,092
	Coca-Cola	102,150	4,489,493
	Costco Wholesale	123,414	5,716,536
	CVS Caremark	520,506	14,308,709
†	Dollar Tree	17,700	788,535
	General Mills	57,401	2,863,162
*†	Gildan Activewear	83,967	680,133
±*	Groupe Danone (France)	24,131	1,174,255
	Kroger	165,550	3,512,971
	Lowe’s Companies	236,385	4,314,026
±	Nestle (Switzerland)	40,380	1,363,973
*	NIKE Class B	141,304	6,625,745
	PepsiCo	51,250	2,638,350
	Philip Morris International	242,550	8,629,929
	Procter & Gamble	40,052	1,886,049
	TJX	23,100	592,284
	Wal-Mart Stores	241,635	12,589,183
			81,928,887
Consumer Services – 6.83%
*†	Apollo Group Class A	17,100	1,339,443
	Carnival	36,150	780,840
*	Comcast Special Class A	101,950	1,312,097
*†	DIRECTV Group	73,350	1,671,647
†	eBay	143,300	1,799,848
†	ITT Educational Services	13,550	1,645,241
	McDonald’s	299,830	16,361,722
*	Regal Entertainment Group Class A	149,700	2,007,477
*	Shaw Communications Class B (Canada)	68,100	1,031,715
	Western Union	128,100	1,610,217
*†	Wynn Resorts	72,402	1,445,868
	Yum Brands	209,013	5,743,677
			36,749,792
Energy – 6.16%
*†	Cameron International	26,600	583,338
	Chesapeake Energy	244,800	4,176,288
	Chevron	8,800	591,712
	EOG Resources	17,400	952,824
	Exxon Mobil	36,300	2,472,030
	Murphy Oil	13,700	613,349
†	Newfield Exploration	29,300	665,110
*	Nexen (Canada)	251,848	4,271,342
	NuStar Energy	2,400	110,664
	Occidental Petroleum	1,200	66,780
	Petroleo Brasileiro SA ADR	108,132	3,294,782
	Petroleo Brasileiro SP ADR	57,000	1,396,500
	Schlumberger	58,800	2,388,456
	Smith International	31,200	670,176
†	Transocean (Switzerland)	157,694	9,278,715
†	Weatherford International	143,830	1,592,198
			33,124,264
Financials – 5.50%
	AllianceBernstein Holding	35,150	517,408
	BlackRock	4,400	572,176
	Bosvespa Holding (Brazil)	271,450	825,325
	Franklin Resources	11,900	641,053
	Goldman Sachs Group	61,729	6,544,508
	Invesco	86,600	1,200,276
	Janus Capital Group	88,250	586,863
	JPMorgan Chase	210,887	5,605,375
	Northern Trust	14,100	843,462

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Financials (continued)
	NYSE Euronext	195,300	$3,495,870
†	Redecard (Brazil)	29,500	357,626
	Schwab (Charles)	26,600	412,300
	State Street	13,160	405,065
	TFS Financial	147,950	1,794,634
	Travelers Companies	54,800	2,227,072
	U.S. Bancorp	243,665	3,559,946
			29,588,959
Health Care – 15.39%
	Abbott Laboratories	252,407	12,039,813
*	Alexion Pharmaceuticals	35,900	1,351,994
	Allergan	41,200	1,967,712
†	Amgen	16,400	812,128
	Baxter International	22,300	1,142,206
	Becton, Dickinson	22,000	1,479,280
†	Biogen Idec	21,300	1,116,546
	Bristol-Myers Squibb	68,950	1,511,384
†	Celgene	54,600	2,424,240
*†	Cephalon	42,500	2,894,250
	Covidien (Bermuda)	154,625	5,139,735
*	DENTSPLY International	20,500	550,425
*†	Elan ADR	74,300	493,352
†	Express Scripts	38,800	1,791,396
†	Genzyme	33,779	2,006,135
†	Gilead Sciences	145,678	6,747,805
*†	Insulet	75,600	309,960
*†	Intuitive Surgical	1,000	95,360
*†	Inverness Medical Innovations	110,600	2,945,278
	Johnson & Johnson	50,624	2,662,822
†	Life Technologies	59,050	1,917,944
*	McKesson	27,100	949,584
†	Medco Health Solutions	103,500	4,278,690
	Medtronic	79,250	2,335,498
±	Novo Nordisk Class B (Denmark)	15,409	738,699
	Roche Holding ADR	82,919	2,847,712
*	Schering-Plough	148,988	3,508,667
†	St. Jude Medical	56,450	2,050,829
*	Stryker	22,300	759,092
*	Teva Pharmaceutical Industries ADR	20,100	905,505
†	Thermo Fisher Scientific	59,750	2,131,283
	UnitedHealth Group	21,600	452,088
†	WellPoint	134,550	5,108,864
	Wyeth	123,650	5,321,896
			82,788,172
Technology – 24.02%
†	Activision Blizzard	53,707	561,775
*†	American Tower Class A	84,000	2,556,120
†	Apple	210,736	22,152,567
*†	Atheros Communications	68,600	1,005,676
*†	Autodesk	96,400	1,620,484
	BCE (Canada)	550	10,945
†	BE Aerospace	405,700	3,517,419
†	Broadcom Class A	57,000	1,138,860
†	Cisco Systems	301,700	5,059,509
†	Cognizant Technology Solutions Class A	161,400	3,355,506
†	Crown Castle International	125,500	2,561,455
*†	Dolby Laboratories Class A	32,700	1,115,397
†	EMC	50,200	572,280
†	Expedia	265,303	2,408,951
	General Dynamics	152,208	6,330,331
	Hewlett-Packard	144,650	4,637,479
†	IAC/InterActive	176,650	2,690,380
	International Business Machines	73,426	7,114,245
*†	Intuit	26,150	706,050
†	Juniper Networks	64,100	965,346
*†	Leap Wireless International	22,300	777,601
	Lockheed Martin	250,681	17,304,509
†	Marvell Technology Group (Bermuda)	375,250	3,437,290
*†	McAfee	36,600	1,226,100
*†	MetroPCS Communications	75,900	1,296,372
	Microsoft	562,950	10,341,392
	National Semiconductor	52,250	536,608
†	Netease.com ADR (China)
	(Hong Kong Exchange)	93,200	2,502,420
†	Nice Systems ADR	14,650	364,199
†	ON Semiconductor	335,000	1,306,500
*†	priceline.com	5,900	464,802
	QUALCOMM	339,059	13,192,786
*†	salesforce.com	13,200	432,036
†	Solera Holdings	92,000	2,279,760
†	Synopsys	32,950	683,054
	Taiwan Semiconductors
	Manufacturing ADR	86,550	774,623
±	Tencent Holdings (China)
	(Hong Kong Exchange)	123,300	912,388
*†	VeriSign	67,900	1,281,273
			129,194,488
Transportation – 1.78%
	Norfolk Southern	84,544	2,853,360
	Union Pacific	163,960	6,740,396
			9,593,756
Utilities – 0.49%
	Northeast Utilities	67,250	1,451,928
	Veolia Environnement ADR	55,250	1,154,725
			2,606,653
Total Common Stock
	(cost $592,962,695)		515,165,932

(continues)     67

Statements of net assets

Optimum Large Cap Growth Fund

	Number of	Value
	Shares	(U.S. $)
Convertible Preferred Stock – 0.37%
Mylan 6.50% exercise price
$17.08, expiration date 11/15/10	2,321	$1,978,513
Total Convertible Preferred Stock
(cost $1,546,825)		1,978,513

Preferred Stock – 0.11%
* Wells Fargo 8.00%	38,550	600,224
Total Preferred Stock
(cost $741,030)		600,224

	Principal
	Amount (U.S. $)
Repurchase Agreements** – 4.07%
BNP Paribas 0.08%, dated 3/31/09,
to be repurchased on 4/1/09,
repurchase price $21,890,049
(collateralized by U.S. Government
obligations, 6/11/09-2/11/10;
with market value $22,339,361)	$21,890,000	21,890,000
Total Repurchase Agreements
(cost $21,890,000)		21,890,000

Total Value of Securities Before Securities
Lending Collateral – 100.32%
(cost $617,140,550)		539,634,669

	Number of
	Shares
Securities Lending Collateral*** – 8.81%
Investment Companies
Mellon GSL DBT II
Collateral Fund	49,272,894	47,427,504
† Mellon GSL DBT II
Liquidation Trust	1,053,295	105
Total Securities Lending Collateral
(cost $50,326,189)		47,427,609

Total Value of Securities – 109.13%
(cost $667,466,739)		587,062,278 ©
Obligation to Return Securities
Lending Collateral*** – (9.35%)		(50,326,189)
Receivables and Other Assets
Net of Liabilities – 0.22%		1,197,849
Net Assets Applicable to 76,386,376
Shares Outstanding – 100.00%		$537,933,938

Net Asset Value – Optimum Large Cap Growth Fund
Class A ($28,346,623 / 4,055,920 Shares)		$6.99
Net Asset Value – Optimum Large Cap Growth Fund
Class B ($4,779,604 / 710,076 Shares)		$6.73
Net Asset Value – Optimum Large Cap Growth Fund
Class C ($102,233,247 / 15,191,248 Shares)		$6.73
Net Asset Value – Optimum Large Cap Growth Fund
Institutional Class ($402,574,464 / 56,429,132 Shares)		$7.13

Components of Net Assets at March 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$879,826,937
Undistributed net investment income		663,683
Accumulated net realized loss on investments		(262,163,707)
Net unrealized depreciation of investments
and foreign currencies		(80,392,975)
Total net assets		$537,933,938

*	Fully or partially on loan.

±	Security is being valued based on international fair value pricing. At March 31, 2009, the aggregate amount of international fair value priced securities was $5,129,585, which represented 0.95% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

†	Non income producing security.

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $47,652,426 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
CHF — Swiss Franc
EUR — European Monetary Unit
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Growth Fund
Net asset value Class A (A)	$6.99
Sales charge (5.75% of offering price) (B)	0.43
Offering price	$7.42

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 2009:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts					Appreciation
to Deliver		In Exchange For		Settlement Date	(Depreciation)
CHF	(53,539)	USD	46,840	4/1/09	$(186)
EUR	(29,973)	USD	39,880	4/1/09	59
					$(127)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

See accompanying notes

(continues)     69

Statements of net assets

Optimum Large Cap Value Fund

March 31, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 99.74%
Consumer Discretionary – 10.80%
	Comcast Class A	316,700	$4,319,788
*	Disney (Walt)	176,310	3,201,790
	Gap	425,500	5,527,245
*	Hasbro	32,720	820,290
*	Home Depot	262,010	6,172,956
	Johnson Controls	78,020	936,240
*	Lennar Class A	379,138	2,847,326
	Macy’s	127,490	1,134,661
	Mattel	379,500	4,375,635
	NIKE Class B	79,500	3,727,755
	Omnicom Group	130,790	3,060,486
*	Regal Entertainment Group Class A	555,000	7,442,550
*	Royal Caribbean Cruises	131,670	1,054,677
*	Sherwin-Williams	45,670	2,373,470
	Sony ADR	37,600	775,688
	Staples	66,800	1,209,748
	Time Warner	96,500	1,862,450
	Time Warner Cable	24,222	600,717
±	WPP	247,316	1,388,845
			52,832,317
Consumer Staples – 12.47%
	Altria Group	65,040	1,041,941
	CVS Caremark	239,171	6,574,811
±	Diageo (United Kingdom)	269,176	3,005,324
*	Estee Lauder Class A	99,400	2,450,210
	Kellogg	32,640	1,195,603
	Kimberly-Clark	170,850	7,877,894
	Kraft Foods Class A	341,650	7,615,379
	Kroger	74,850	1,588,317
	Lorillard	25,990	1,604,623
	Molson Coors Brewing Class B	30,380	1,041,426
±	Nestle (Switzerland)	120,051	4,055,134
	PepsiCo	63,900	3,289,572
	Philip Morris International	277,750	9,882,344
	Procter & Gamble	61,556	2,898,650
*	Sara Lee	722,100	5,834,568
	Smucker (J.M.)	28,100	1,047,287
			61,003,083
Energy – 13.23%
	Anadarko Petroleum	83,800	3,258,982
	Apache	52,590	3,370,493
	Baker Hughes	63,700	1,818,635
*	BP ADR	55,400	2,221,540
	Chevron	237,452	15,966,273
	ConocoPhillips	185,290	7,255,956
	Devon Energy	59,550	2,661,290
	EOG Resources	37,190	2,036,524
	Exxon Mobil	92,300	6,285,630
	Hess	52,680	2,855,256
	Marathon Oil	142,400	3,743,696
†	National Oilwell Varco	53,200	1,527,372
	Occidental Petroleum	33,980	1,890,987
	Total ADR	160,770	7,887,376
	Valero Energy	106,500	1,906,350
			64,686,360
Financials – 15.15%
	Allstate	214,860	4,114,569
	Annaly Mortgage Management	72,000	998,640
	Aon	38,890	1,587,490
	Bank of America	198,699	1,355,127
	Bank of New York Mellon	242,196	6,842,037
	Blackstone Group	431,540	3,128,665
	Chubb	44,820	1,896,782
	Franklin Resources	18,900	1,018,143
	Goldman Sachs Group	57,410	6,086,608
*	Hospitality Properties Trust	135,500	1,626,000
	Invesco	147,410	2,043,103
	JPMorgan Chase	518,677	13,786,435
	MetLife	253,790	5,778,798
	New York Community Bancorp	449,700	5,023,149
	NYSE Euronext	99,600	1,782,840
	PNC Financial Services Group	44,680	1,308,677
	Prudential Financial	57,330	1,090,417
	State Street	107,930	3,322,085
	Travelers	236,763	9,622,048
	Wells Fargo	116,860	1,664,086
			74,075,699
Health Care – 10.45%
	Abbott Laboratories	39,370	1,877,949
†	Boston Scientific	299,900	2,384,205
	Bristol-Myers Squibb	275,100	6,030,192
±	GlaxoSmithKline (United Kingdom)	79,890	1,243,475
	Johnson & Johnson	84,500	4,444,700
	Medtronic	33,540	988,424
	Merck	193,970	5,188,698
	Pfizer	738,540	10,058,914
±	Roche Holding (Switzerland)	7,630	1,047,035
*	Tenet Healthcare	1,278,530	1,483,095
†	Thermo Fisher Scientific	34,300	1,223,481
†*	Waters	32,130	1,187,204
†	Watson Pharmaceuticals	231,600	7,205,075
†	WellPoint	16,100	611,317
	Wyeth	142,190	6,119,857
			51,093,621
Industrials – 10.74%
*	3M	52,540	2,612,289
*	Avery Dennison	136,000	3,038,240
*	Burlington Northern Santa Fe	10,010	602,102
*	Danaher	42,920	2,327,122
	Eaton	47,100	1,736,106
†	General Electric	452,300	4,572,753

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Industrials (continued)
*	Grainger (W.W.)	27,040	$1,897,667
	Honeywell International	118,900	3,312,554
	Lockheed Martin	159,720	11,025,471
	Northrop Grumman	142,270	6,208,663
	Tyco Electronics	330,700	3,650,928
	Tyco International	181,300	3,546,228
	United Technologies	97,610	4,195,278
*	Waste Management	147,800	3,783,680
			52,509,081
Information Technology – 11.10%
	Accenture Class A	189,540	5,210,455
†	Agilent Technologies	43,870	674,282
	Automatic Data Processing	25,590	899,744
†	Dell	240,500	2,279,940
	Dun & Bradstreet	11,170	860,090
	Hewlett-Packard	152,790	4,898,447
	Intel	656,940	9,886,947
	International Business Machines	159,740	15,477,209
	KLA-Tencor	122,800	2,456,000
†	LSI	615,400	1,870,816
	Motorola	701,100	2,965,653
†	Oracle	315,280	5,697,110
	Western Union	87,800	1,103,646
			54,280,339
Materials – 5.16%
	Air Products & Chemicals	41,950	2,359,688
	duPont (E.I.) deNemours	317,700	7,094,240
	MeadWestvaco	297,300	3,564,627
	Packaging Corp. of America	472,800	6,155,856
	PPG Industries	114,810	4,236,489
*	United States Steel	85,750	1,811,898
			25,222,798
Telecommunications – 6.45%
	AT&T	677,190	17,065,189
*	Qwest Communications International	1,822,000	6,231,240
*	Rogers Communications Class B	48,960	1,128,307
*	Verizon Communications	8,050	243,110
±	Vodafone Group (United Kingdom)	1,829,007	3,184,341
	Windstream	458,900	3,698,734
			31,550,921
Utilities – 4.19%
	American Electric Power	213,630	5,396,293
	Dominion Resources	116,686	3,616,099
	Entergy	26,790	1,824,131
*	FPL Group	53,150	2,696,300
*	PG&E	53,640	2,050,121
	PPL	93,890	2,695,582
	Public Service Enterprise Group	74,450	2,194,042
			20,472,568
Total Common Stock
	(cost $729,994,244)		487,726,787

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Repurchase Agreements** – 0.20%
BNP Paribas 0.08%, dated 3/31/09,
to be repurchased on 4/1/09,
repurchase price $981,002
(collateralized by U.S. Government
obligations, 6/11/09-2/11/10; with
market value $1,001,138)	$981,000	981,000
Total Repurchase Agreements
(cost $981,000)		981,000

Total Value of Securities Before Securities
Lending Collateral – 99.94%
(cost $730,975,244)		488,707,787

	Number of
	Shares
Securities Lending Collateral*** – 8.29%
Investment Companies
Mellon GSL DBT II Collateral Fund	41,955,648	40,552,332
† Mellon GSL DBT II Liquidation Trust	1,049,762	105
Total Securities Lending Collateral
(cost $43,005,410)		40,552,437

Total Value of Securities – 108.23%
(cost $773,980,654)		529,260,224 ©
Obligation to Return Securities
Lending Collateral*** – (8.79%)		(43,005,410)
Receivables and Other Assets
Net of Liabilities – 0.56%		2,750,122
Net Assets Applicable to 72,827,298
Shares Outstanding – 100.00%		$489,004,936

Net Asset Value – Optimum Large Cap Value Fund
Class A ($26,900,758 / 4,007,749 Shares)		$6.71
Net Asset Value – Optimum Large Cap Value Fund
Class B ($4,664,218 / 703,519 Shares)		$6.63
Net Asset Value – Optimum Large Cap Value Fund
Class C ($98,880,621 / 14,919,781 Shares)		$6.63
Net Asset Value – Optimum Large Cap Value Fund
Institutional Class ($358,559,339 / 53,196,249 Shares)		$6.74

Components of Net Assets at March 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$854,851,172
Undistributed net investment income		13,594,842
Accumulated net realized loss on investments		(134,729,598)
Net unrealized depreciation of investments
and foreign currencies		(244,711,480)
Total net assets		$489,004,936

(continues)     71

Statements of net assets

Optimum Large Cap Value Fund

*	Fully or partially on loan.

±	Security is being valued based on international fair value pricing. At March 31, 2009, the aggregate amount of international fair value priced securities was $13,924,154, which represented 2.85% of the Fund's net assets. See Note 1 in “notes to financial statements.”

†	Non income producing security.

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $39,752,242 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
CAD — Canadian Dollar
CHF — Swiss Franc
GBP — British Pound Sterling
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Value Fund
Net asset value Class A (A)	$6.71
Sales charge (5.75% of offering price) (B)	0.41
Offering price	$7.12

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 2009:

Foreign Currency Exchange Contracts1

Contracts					Unrealized
to Deliver		In Exchange For		Settlement Date	Depreciation
CAD	(9,405)	USD	7,449	4/2/09	$ (11)
CHF	(36,882)	USD	32,030	4/2/09	(365)
GBP	(36,101)	USD	51,299	4/2/09	(491)
					$(867)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

See accompanying notes

Optimum Small-Mid Cap Growth Fund

March 31, 2009

		Number of
		Shares	Value
Common Stock – 98.89%
Basic Industry/Capital Goods – 14.33%
*	Acuity Brands	15,500	$349,370
	Albemarle	6,500	141,505
*†	Allegiant Travel	10,970	498,696
	American Ecology	5,860	81,688
	AMETEK	54,990	1,719,538
	Cubic	1,110	28,116
*	Donaldson	30,500	818,620
*†	Drew Industries	12,000	104,160
*	FMC	9,400	405,516
	Greif Class A	7,000	233,030
	Herman Miller	29,000	309,140
*†	Itron	4,760	225,386
*	Kaydon	8,000	218,640
	Koppers Holdings	6,000	87,120
	Lennox International	12,330	326,252
†	Mettler-Toledo International	13,500	692,955
*	Mine Safety Appliances	9,000	180,180
*†	Moog Class A	12,000	274,440
*	Nordson	25,500	724,965
	Pall	20,213	412,952
*	Pentair	12,100	262,207
†	Quanta Services	32,500	697,125
*	Simpson Manufacturing	12,000	216,240
†	Sterling Construction	13,260	236,558
†	SunPower Class B	8,110	160,578
*	Toro	7,000	169,260
†	Varian	1,700	40,358
†	Waste Connections	47,980	1,233,086
			10,847,681
Business Services – 6.55%
	Administaff	16,000	338,080
†	Aecom Technology	17,280	450,662
†	Coinstar	7,500	245,700
*†	Concur Technologies	32,400	621,757
†	Discovery Communications	15,610	250,072
*	FactSet Research Systems	9,720	485,903
	Global Payments	15,500	517,855
†	Hackett Group	34,000	68,680
	Interactive Data	15,200	377,872
*	Knoll	20,000	122,600
†	Liberty Acquisition Holdings	31,100	279,900
†	Net 1 UEPS Technologies	13,190	200,620
†	Parexel International	18,400	179,032
	Robert Half International	8,410	149,950
†	SkillSoft ADR	61,000	408,090
	Viad	1,400	19,768
†	Wright Express	13,420	244,512
			4,961,053
Consumer Durables – 3.39%
*†	Cavco Industries	29,500	696,201
*†	Champion Enterprises	137,000	65,760
*†	Jarden	51,070	647,057
*	Snap-On	17,080	428,708
*	Thor Industries	16,500	257,730
†	WESCO International	9,770	177,032
*	Winnebago Industries	18,000	95,580
*†	WMS Industries	9,620	201,154
			2,569,222
Consumer Non-Durables – 7.26%
*	Abercrombie & Fitch Class A	22,380	532,644
	Advance Auto Parts	13,270	545,132
†	Aeropostale	16,550	439,568
*†	BJ’s Wholesale Club	18,430	589,576
*†	Chico’s FAS	28,000	150,360
†	Coach	6,500	108,550
†	Deckers Outdoor	4,920	260,957
*†	Dick’s Sporting Goods	15,810	225,609
†	Gildan Activewear	37,860	306,666
†	Hibbett Sports	3,600	69,192
†	Hot Topic	9,000	100,710
*†	J. Crew Group	10,000	131,800
*	Pool	46,930	628,861
†	Rush Enterprises Class A	24,500	218,540
*	Talbots	51,000	179,010
*†	True Religion Apparel	26,300	310,603
†	Urban Outfitters	42,950	703,091
			5,500,869
Consumer Services – 6.56%
†	Bally Technologies	15,500	285,510
	Burger King Holdings	19,810	454,640
†	Career Education	15,760	377,610
*†	Corinthian Colleges	35,890	698,061
†	DreamWorks Animation Class A	6,110	132,220
*†	Entravision Communications	56,000	14,560
*†	Gaylord Entertainment	8,000	66,640
*†	ITT Educational Services	13,730	1,667,096
*†	Marvel Entertainment	15,800	419,490
	Pepsi Bottling Group	18,380	406,933
*†	Pinnacle Entertainment	40,500	285,120
†	Salem Communications Class A	36,500	20,440
*†	Wynn Resorts	7,020	140,189
			4,968,509
Energy – 5.39%
†	Arena Resources	12,030	306,524
*†	Atwood Oceanics	49,430	820,044
	Cabot Oil & Gas	13,730	323,616
†	Carrizo Oil & Gas	20,000	177,600
†	Covanta Holding	19,470	254,862
†	FMC Technologies	23,500	737,195
*	Helmerich & Payne	12,430	283,031
±†	Lundin Petroleum	35,566	192,714
†	Oceaneering International	7,500	276,525
*†	Quicksilver Resources	17,500	96,950

(continues)     73

Statements of net assets

Optimum Small-Mid Cap Growth Fund

		Number of
		Shares	Value
Common Stock (continued)
Energy (continued)
	St. Mary Land & Exploration	13,040	$172,519
†	Tesco	7,200	56,304
†	TETRA Technologies	27,000	87,750
±	Wellstream Holdings	27,186	168,242
†	Whiting Petroleum	5,030	130,026
			4,083,902
Financials – 11.04%
*	Aaron Rents	28,000	746,480
	Allied World Assurance Holdings	8,830	335,805
*†	AmeriCredit	15,500	90,830
†	Arch Capital Group	6,920	372,711
	Associated Banc-Corp	14,500	223,880
	Berkshire Hills Bancorp	25,500	584,460
	BOK Financial	5,500	190,025
	GATX	20,000	404,600
†	Guaranty Bancorp	70,000	122,500
†	H&E Equipment Services	40,500	265,275
	HCC Insurance Holdings	20,500	516,395
	K-Fed Bancorp	72,000	568,080
	Lakeland Financial	19,500	374,205
±†	Lancashire Holdings	36,475	250,670
	MB Financial	28,500	387,600
†	Signature Bank	11,660	329,162
†	SVB Financial Group	12,000	240,120
*	TCF Financial	32,500	382,200
	Tower Group	15,000	369,450
	Trico Bancshares	24,500	410,130
*	Valley National Bancorp	51,500	637,055
	ViewPoint Financial Group	41,500	499,245
†	World Acceptance	3,500	59,850
			8,360,728
Health Care – 16.79%
†	Alexion Pharmaceuticals	11,500	433,090
†	Alkermes	16,770	203,420
†	American Medical System Holdings	3,400	37,910
†	Array Biopharma	10,500	27,720
*†	Auxilium Pharmaceuticals	20,310	562,993
	Beckman Coulter	9,320	475,413
*†	BioMarin Pharmaceuticals	12,500	154,375
†	Celera	26,060	198,838
*†	Cephalon	10,630	723,902
*†	Cerner	5,410	237,878
†	Community Health Systems	22,730	348,678
*†	Cougar Biotechnology	9,290	299,138
*†	Cubist Pharmaceuticals	13,080	213,989
†	Eclipsys	13,820	140,135
†	Health Net	23,270	336,950
*†	HealthSouth	37,760	335,309
	ICON ADR	19,370	312,826
*†	Idexx Laboratories	6,500	224,770
*†	Illumina	10,000	372,400
†	Immucor	15,000	377,250
*†	InterMune	7,500	123,300
†	Intuitive Surgical	1,890	180,230
*†	Inverness Medical Innovations	19,410	516,888
*†	IsoRay	112,000	19,040
†	Life Technologies	13,620	442,378
*†	Luminex	10,200	184,824
*†	Medarex	24,000	123,120
*†	Medicines	14,110	152,952
*†	Myriad Genetics	20,380	926,678
†	Nektar Therapeutics	20,000	107,800
	Omnicare	14,710	360,248
†	Onyx Pharmaceuticals	8,480	242,104
†	OSI Pharmaceuticals	7,660	293,072
*†	PSS World Medical	24,000	344,400
*†	Psychiatric Solutions	14,500	228,085
*	Quality Systems	8,000	362,000
†	Regeneron Pharmaceuticals	16,860	233,680
*†	Savient Pharmaceuticals	11,500	56,925
*†	Seattle Genetics	28,000	276,080
*†	Sequenom	10,220	145,328
±	SSL International	23,126	148,713
*†	United Therapeutics	2,500	165,225
†	Varian Medical Systems	7,840	238,650
†	Vertex Pharmaceuticals	4,380	125,837
†	Volcano	32,390	471,275
†	Zoll Medical	15,770	226,457
			12,712,273
Real Estate – 1.24%
	AMB Property	12,090	174,096
	BioMed Realty Trust	15,000	101,550
	Corporate Office Properties Trust	10,500	260,715
*	Extra Space Storage	17,000	93,670
	Regency Centers	11,560	307,149
			937,180
Technology – 24.04%
†	American Tower Class A	9,000	273,870
	Amphenol Class A	16,000	455,840
†	ANSYS	16,500	414,150
*†	Atheros Communications	32,320	473,811
±†	Autonomy	14,230	265,419
†	Crown Castle International	58,400	1,191,944
*†	Equinix	9,530	535,110
†	eResearch Technology	19,600	103,096
†	ESCO Technologies	18,000	696,600
*†	FLIR Systems	45,000	921,600
*†	II-VI	18,500	317,830
†	Informatica	28,000	371,280
†	Integrated Device Technology	68,000	309,400
†	IPG Photonics	46,000	387,320
	Jabil Circuit	31,800	176,808

		Number of
		Shares	Value
Common Stock (continued)
Technology (continued)
†	Logitech International Class R	3,469	$35,661
†	McAfee	11,400	381,900
*†	MetroPCS Communications	36,930	630,764
†	Micros Systems	18,720	351,000
†	Microsemi	36,500	423,400
†	Nice Systems ADR	31,830	791,294
†	Novell	103,000	438,780
*†	Omniture	32,340	426,565
*†	ON Semiconductor	250,060	975,234
†	Plexus	31,500	435,330
*†	Polycom	60,780	935,404
†	Red Hat	39,310	701,290
†	RightNow Technologies	13,870	104,996
	Seagate Technology	35,200	211,552
†	Solera Holdings	25,740	637,837
†	SRA International Class A	14,000	205,800
*†	Stratasys	20,000	165,400
*†	Supertex	18,000	415,800
*†	Switch & Data Facilities	25,000	219,250
†	Sykes Enterprises	21,340	354,884
†	Teledyne Technologies	16,920	451,426
†	Trimble Navigation	8,000	122,240
*	TW Telecom	88,000	770,000
†	VeriSign	13,530	255,311
†	Virtusa	40,494	251,063
†	Western Digital	22,120	427,801
†	Zebra Technologies	10,000	190,200
			18,204,260
Transportation – 2.30%
†	CAI International	36,000	101,880
*	Heartland Express	62,540	926,217
†	HUB Group Class A	20,930	355,810
*	Hunt (J.B.) Transport Services	14,760	355,864
			1,739,771
Total Common Stock
	(cost $97,543,217)		74,885,448

Warrants – 0.00%
†=	Isoray, exercise price $5.00,
	expiration date 3/22/11	28,000	0
†=@∏	Medicure Restricted PIPE	74,014	0
Total Warrants
	(cost $0)		0

		Principal
		Amount
Repurchase Agreements** – 1.36%
	BNP Paribas 0.08%, dated
	3/31/09, to be repurchased
	on 4/1/09, repurchase price
	$1,033,002 (collateralized by
	U.S. Government obligations,
	6/11/09-2/11/10; with market
	value $1,054,206)	$1,033,000	1,033,000
Total Repurchase Agreements
	(cost $1,033,000)		1,033,000

Total Value of Securities Before Securities
	Lending Collateral – 100.25%
	(cost $98,576,217)		75,918,448

		Number of
		Shares
Securities Lending Collateral*** – 20.78%
Investment Companies
	Mellon GSL DBT II
	Collateral Fund	16,257,629	15,731,878
†	Mellon GSL DBT II
	Liquidation Trust	510,265	51
Total Securities Lending Collateral
	(cost $16,767,894)		15,731,929

Total Value of Securities – 121.03%
	(cost $115,344,111)		91,650,377	©
Obligation to Return Securities
	Lending Collateral*** – (22.14%)		(16,767,894)
Receivables and Other Assets
	Net of Liabilities – 1.11%		845,061
Net Assets Applicable to 11,147,790
	Shares Outstanding – 100.00%		$75,727,544

Net Asset Value – Optimum Small-Mid Cap Growth Fund
	Class A ($4,813,496 / 712,366 Shares)		$6.76
Net Asset Value – Optimum Small-Mid Cap Growth Fund
	Class B ($807,133 / 124,012 Shares)		$6.51
Net Asset Value – Optimum Small-Mid Cap Growth Fund
	Class C ($16,862,575 / 2,591,277 Shares)		$6.51
Net Asset Value – Optimum Small-Mid Cap Growth Fund
	Institutional Class ($53,244,340 / 7,720,135 Shares)		$6.90

(continues)     75

Statements of net assets

Optimum Small-Mid Cap Growth Fund

Components of Net Assets at March 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)	$136,540,439
Accumulated net investment loss	(949)
Accumulated net realized loss on investments	(37,118,545)
Net unrealized depreciation of investments	(23,693,401)
Total net assets	$75,727,544

*	Fully or partially on loan.

†	Non income producing security.

±

Security is being valued based on international fair value pricing. At March 31, 2009, the aggregate amount of international fair value priced securities was $1,025,758, which represented 1.35% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2009, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

∏

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At March 31, 2009, the aggregate amount of the restricted securities was $0 or 0.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $15,585,726 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipt
PIPE — Private Investment in Public Equity

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Growth Fund
Net asset value Class A (A)	$6.76
Sales charge (5.75% of offering price) (B)	0.41
Offering price	$7.17

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Optimum Small-Mid Cap Value Fund

March 31, 2009

		Number of
		Shares	Value
Common Stock – 94.38%
Basic Industry – 12.00%
	Airgas	15,200	$513,912
*	Albany International	83,000	751,150
	Albemarle	27,000	587,790
*	Allegheny Technologies	10,500	230,265
	AMETEK	12,500	390,875
*	AptarGroup	17,000	529,380
	Ashland	62,000	640,460
	Brady Class A	27,000	476,010
	Carlisle	28,000	549,640
	Chemtura	75,000	3,563
	Cliffs Natural Resources	16,300	296,008
	Crane	35,000	590,800
	Cytec Industries	26,000	390,520
*	Eastman Chemical	38,300	1,026,440
	Kaiser Aluminum	18,500	427,720
*†	Kapstone Paper & Packaging	170,000	418,200
*	Lennox International	19,300	510,678
†	NCI Building Systems	16,000	35,520
*†	OM Group	20,000	386,400
	Quanex	42,000	319,200
†	Solutia	44,000	82,280
*	Spartech	70,000	172,200
			9,329,011
Business Services – 6.01%
†	Brink’s Home Security Holdings	10,500	237,300
*	Courier	50,718	769,392
	Deluxe	27,000	260,010
	Donnelley (R.R.) & Sons	32,000	234,560
	Ennis	77,890	690,105
*	Factset Research Systems	6,200	309,938
	Manpower	8,500	268,005
†	MPS Group	110,000	654,500
	Total System Services	37,700	520,637
†	TrueBlue	18,000	148,500
†	WESCO International	32,000	579,840
			4,672,787
Capital Spending – 9.13%
*	Acuity Brands	32,000	721,280
†	Advanced Energy Industries	89,825	676,382
*†	AGCO	13,700	268,520
	Cummins	11,400	290,130
†	Gardner Denver	13,100	284,794
*	Granite Construction	16,700	625,916
	Hardinge	1,200	3,348
	Harsco	15,000	332,550
*	Hubbell Class B	25,500	687,480
	Kennametal	65,000	1,053,650
	Precision Castparts	6,500	389,350
	Tennant	52,800	494,736
	Tyco International	25,000	489,000
†	URS	13,600	549,576
*	Wabash National	189,200	232,716
			7,099,428
Consumer Cyclical – 7.97%
	Alberto-Culver	24,100	544,901
	Barnes Group	83,000	887,270
*	Ethan Allen Interiors	77,800	876,028
†	Exide Technologies	231,890	695,670
*	Furniture Brands International	42,000	61,740
*	Hooker Furniture	85,752	723,747
	Knoll	101,000	619,130
*	Leggett & Platt	31,000	402,690
*	Stanley Works	26,000	757,120
	Tupperware	37,000	628,630
			6,196,926
Consumer Services – 8.91%
*†	BJ’s Wholesale Club	18,300	585,417
*†	Collective Brands	95,000	925,300
*†	Dress Barn	68,700	844,323
	Foot Locker	90,500	948,440
*†	Genesco	47,500	894,425
	Ingles Markets Class A	56,306	840,649
*†	RSC Holdings	36,000	189,360
†	Rush Enterprises Class A	49,500	441,540
†	Sturm Ruger & Co.	102,292	1,261,260
			6,930,714
Consumer Staples – 3.34%
*	Bunge Limited	4,600	260,590
*†	Chiquita Brands International	104,373	691,993
†	Dr Pepper Snapple Group	33,900	573,249
	Molson Coors Brewing Class B	15,700	538,196
	Smucker (J.M.)	14,400	536,688
			2,600,716
Energy – 5.33%
	Cabot Oil & Gas	23,700	558,609
	Gulf Island Fabrication	66,760	534,748
†	Key Energy Services	85,000	244,800
†	Newpark Resources	227,850	576,461
†	Plains Exploration & Production	30,600	527,238
	Southern Union	79,900	1,216,077
†	Southwestern Energy	4,400	131,824
†	Weatherford International	32,500	359,775
			4,149,532
Financial Services – 13.27%
†	Alleghany	918	248,622
	American Equity Investment Life Holding	187,220	778,835
	AXIS Capital Holdings	24,700	556,738
	CFS Bancorp	6,445	25,136
	Comerica	28,400	520,004
	Cullen/Frost Bankers	6,200	291,028
	Dime Community Bancshares	43,750	410,375
	Eaton Vance	29,300	669,505
	Everest Re Group	7,100	502,680
†	FPIC Insurance Group	24,215	896,681
	Horace Mann Educators	80,950	677,552
	Hudson City Bancorp	45,100	527,219

(continues)     77

Statements of net assets

Optimum Small-Mid Cap Value Fund

		Number of
		Shares	Value
Common Stock (continued)
Financial Services (continued)
†	LaBranche & Co.	164,160	$613,958
	Lazard Class A	17,800	523,320
*	Old National Bancorp	56,650	632,781
	People’s United Financial	30,600	549,882
	Safety Insurance Group	7,700	239,316
*	Suffolk Bancorp	42,645	1,108,343
	Willis Group Holdings	24,800	545,600
			10,317,575
Health Care – 4.83%
*†	AMEDISYS	10,800	296,892
*	DENTSPLY International	19,200	515,520
†	Laboratory Corp. of America Holdings	9,000	526,410
*†	LifePoint Hospitals	33,720	703,399
†	Mead Johnson Nutrition Class A	19,900	574,513
†	Natus Medical	15,000	127,650
†	RehabCare Group	27,113	472,851
	Universal Health Services Class B	14,000	536,760
			3,753,995
Real Estate – 1.07%
	Equity Lifestyle Properties	7,500	285,750
*	Healthcare Realty Trust	36,400	545,636
			831,386
Technology – 18.95%
†	3Com	374,000	1,155,659
	Agilysys	36,135	155,381
*†	Alliant Techsystems	8,300	555,934
†	CACI International Class A	14,800	540,052
†	Checkpoint Systems	88,000	789,360
†	CIBER	200,725	547,979
	Cohu	76,210	548,712
	Ducommun	52,970	770,184
†	Esterline Technologies	11,500	232,185
†	Fairchild Semiconductor International	106,000	395,380
†	Flextronics International	379,999	1,098,197
†	Gerber Scientific	84,000	200,760
	Harris	18,700	541,178
†	Intermec	51,000	530,400
†	LeCroy	50,000	157,000
†	McAfee	17,100	572,850
†	Metavante Technologies	20,700	413,172
	Methode Electronics	150,708	539,535
†	Novell	145,200	618,552
	Rockwell Automation	35,000	764,400
†	Rudolph Technologies	202,589	613,845
†	Sybase	18,600	563,394
†	Teradyne	96,000	420,480
†	Thermo Fisher Scientific	18,900	674,163
*†	VASCO Data Security International	130,478	752,858
†	Vishay Intertechnology	168,000	584,640
			14,736,250
Transportation – 2.19%
	Alexander & Baldwin	29,300	557,579
	Robinson (C.H.) Worldwide	5,700	259,977
	SkyWest	57,860	719,778
*†	YRC Worldwide	36,700	164,783
			1,702,117
Utilities – 1.38%
*	DPL	23,800	536,452
	Wisconsin Energy	13,000	535,210
			1,071,662
Total Common Stock
	(cost $104,438,438)		73,392,099

		Principal
		Amount
Repurchase Agreements** – 5.95%
	BNP Paribas 0.08%, dated 3/31/09,
	to be repurchased on 4/1/09,
	repurchase price $4,626,010
	(collateralized by U.S. Government
	obligations, 6/11/09-2/11/10;
	with market value $4,720,963)	$4,626,000	4,626,000
Total Repurchase Agreements
	(cost $4,626,000)		4,626,000

Total Value of Securities Before Securities
	Lending Collateral – 100.33%
	(cost $109,064,438)		78,018,099

		Number of
		Shares
Securities Lending Collateral*** – 13.76%
Investment Companies
	Mellon GSL DBT II
	Collateral Fund	11,062,576	10,695,975
†	Mellon GSL DBT II
	Liquidation Trust	263,528	26
Total Securities Lending Collateral
	(cost $11,326,104)		10,696,001

Total Value of Securities – 114.09%
	(cost $120,390,542)		88,714,100	©
Obligation to Return Securities
	Lending Collateral*** – (14.57%)		(11,326,104)
Receivables and Other Assets
	Net of Liabilities – 0.48%		372,175
Net Assets Applicable to 13,547,826
	Shares Outstanding – 100.00%		$77,760,171

Net Asset Value – Optimum Small-Mid Cap Value Fund
Class A ($4,045,181 / 710,440 Shares)	$5.69
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class B ($730,692 / 133,766 Shares)	$5.46
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class C ($14,811,395 / 2,712,372 Shares)	$5.46
Net Asset Value – Optimum Small-Mid Cap Value Fund
Institutional Class ($58,172,903 / 9,991,248 Shares)	$5.82

Components of Net Assets at March 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)	$146,714,633
Undistributed net investment income	177,373
Accumulated net realized loss on investments	(37,455,393)
Net unrealized depreciation of investments	(31,676,442)
Total net assets	$77,760,171

*	Fully or partially on loan.

†	Non income producing security.

**	See Note 1 in “Notes to financial statements.”

***	See Note 11 in “Notes to financial statements.”

©	Includes $10,643,643 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Value Fund
Net asset value Class A (A)	$5.69
Sales charge (5.75% of offering price) (B)	0.35
Offering price	$6.04

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2009

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value[1]	$606,529,348	$121,546,225	$517,744,669	$487,726,787	$74,885,448	$73,392,099
Repurchase agreements, at value	40,449,000	3,760,000	21,890,000	981,000	1,033,000	4,626,000
Short-term investments held as collateral
for loaned securities, at value	30,292,149	15,659,518	47,427,609	40,552,437	15,731,929	10,696,001
Cash	—	—	135,199	117,257	—	22,505
Cash pledged as collateral for future contracts	570,000	526,206	—	—	—	—
Foreign currencies, at value	217,325	223,573	2	14	5,371	—
Receivables for fund shares sold	954,705	258,928	869,600	813,643	179,446	185,063
Receivables for securities sold	4,822,778	309,234	8,356,376	3,285,437	1,491,144	889,796
Foreign currency contracts, at value	186,416	72,956	—	—	—	—
Dividends and interest receivable	6,684,688	917,854	784,485	1,356,352	49,382	105,606
Securities lending income receivable	13,923	18,260	34,404	19,582	12,028	7,293
Credit default swap contracts, at value	421,911	—	—	—	—	—
Variation margin receivable on futures contracts	1,528	32,440	—	—	—	—
Other assets	43,116	—	—	—	—	—
Total assets	691,186,887	143,325,194	597,242,344	534,852,509	93,387,748	89,924,363

Liabilities:
Cash overdraft	86,561	164,496	—	—	880	—
Payables for securities purchased	19,354,538	511,438	7,260,183	1,357,591	583,597	572,475
Payables for fund shares redeemed	1,912,136	240,490	946,420	809,945	139,890	123,744
Foreign currency contracts, at value	233,181	—	127	867	—	—
Written options, at value (premium
received $7,013)	1,454	—	—	—	—	—
Obligation to return securities lending collateral	32,569,640	16,852,791	50,326,189	43,005,410	16,767,894	11,326,104
Accrued protection payments on credit
default swaps	9,216	—	—	—	—	—
Distributions payable	2,143	—	—	—	—	—
Due to manager and affiliates	563,172	143,806	604,820	515,410	83,862	74,765
Other accrued expenses	199,910	119,411	169,532	156,572	83,336	66,456
Other liabilities	3,203	725	1,135	1,778	745	648
Total liabilities	54,935,154	18,033,157	59,308,406	45,847,573	17,660,204	12,164,192

Total Net Assets	$636,251,733	$125,292,037	$537,933,938	$489,004,936	$75,727,544	$77,760,171

Investments, at cost	$698,868,444	$160,184,676	$595,250,550	$729,994,244	$97,543,217	$104,438,438
Repurchase agreements, at cost	40,449,000	3,760,000	21,890,000	981,000	1,033,000	4,626,000
Short-term investments held as collateral
for loaned securities, at cost	32,569,040	16,852,791	50,326,189	43,005,410	16,767,894	11,326,104
Foreign currencies, at cost	223,679	226,096	2	14	5,410	—
[1]including securities on loan	30,673,144	15,320,036	47,652,426	39,752,242	15,585,726	10,643,643

See accompanying notes

Statements of operations

Optimum Fund Trust

Year Ended March 31, 2009

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Dividends	$228,326	$9,836,419	$11,850,556	$23,126,267	$772,464	$1,540,104
Interest	54,282,453	138,885	559,602	346,121	17,243	105,372
Securities lending income	604,311	446,027	704,753	653,505	294,713	158,046
Foreign tax withheld	—	(983,945)	(198,566)	(120,172)	(6,693)	(4,793)
	55,115,090	9,437,386	12,916,345	24,005,721	1,077,727	1,798,729

Expenses:
Management fees	4,881,995	1,714,748	6,105,009	5,146,100	1,256,541	988,474
Distribution expenses – Class A	187,052	57,515	147,573	142,893	26,213	24,064
Distribution expenses – Class B	73,400	30,059	71,938	71,629	12,763	12,555
Distribution expenses – Class C	2,174,638	606,174	1,578,050	1,565,205	269,067	250,549
Dividend disbursing and transfer agent
fees and expenses	2,130,709	693,671	2,110,824	1,874,247	465,714	424,197
Administration expenses	1,288,051	350,618	1,248,119	1,121,312	188,481	156,152
Accounting fees	330,957	84,563	320,456	283,579	45,472	37,681
Registration fees	169,645	98,808	170,001	162,840	90,928	84,515
Reports and statements to shareholders	154,326	28,113	131,869	91,776	62,591	11,737
Professional fees	145,698	54,462	117,262	102,104	43,875	42,602
Trustees’ fees	113,593	27,562	105,539	93,982	15,096	12,465
Custodian fees	65,459	142,563	61,087	30,423	12,282	3,817
Pricing fees	54,021	17,202	2,748	1,728	2,044	1,061
Insurance fees	38,944	10,420	36,401	34,171	5,477	4,561
Other	13,669	7,317	13,625	10,544	6,005	5,656
	11,822,157	3,923,795	12,220,501	10,732,533	2,502,549	2,060,086
Less fees waived	(1,933,028)	(195,364)	(239,830)	(438,555)	(413,775)	(442,507)
Less expense paid indirectly	(33,786)	(354)	(3,017)	(5,416)	(3,454)	(1,057)
Total operating expenses	9,855,343	3,728,077	11,977,654	10,288,562	2,085,320	1,616,522
Net Investment Income (Loss)	45,259,747	5,709,309	938,691	13,717,159	(1,007,593)	182,207

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(37,896,766)	(70,985,995)	(240,823,181)	(129,349,398)	(34,411,013)	(35,907,840)
Futures contracts	(337,408)	(1,446,150)	—	—	—	—
Swap contracts	1,369,352	—	—	—	—	—
Written options	935,995	—	—	—	—	—
Foreign currencies	510,128	1,063,227	(157,216)	(26,037)	3,851	—
Net realized loss	(35,418,699)	(71,368,918)	(240,980,397)	(129,375,435)	(34,407,162)	(35,907,840)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(82,939,229)	(63,546,680)	(133,409,382)	(229,960,349)	(19,400,809)	(17,180,970)

Net Realized and Unrealized Loss on
Investments and Foreign Currencies	(118,357,928)	(134,915,598)	(374,389,779)	(359,335,784)	(53,807,971)	(53,088,810)

Net Decrease in Net Assets
Resulting from Operations	$(73,098,181)	$(129,206,289)	$(373,451,088)	$(345,618,625)	$(54,815,564)	$(52,906,603)

See accompanying notes

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year Ended		Year Ended
	3/31/09	3/31/08	3/31/09	3/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,259,747	$38,945,982	$5,709,309	$5,069,917
Net realized gain (loss) on investments and foreign currencies	(35,418,699)	12,617,654	(71,368,918)	18,453,208
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	(82,939,229)	(18,721,227)	(63,546,680)	(37,113,580)
Net increase (decrease) in net assets resulting from operations	(73,098,181)	32,842,409	(129,206,289)	(13,590,455)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,815,733)	(2,646,846)	(493,786)	(189,722)
Class B	(338,536)	(320,455)	(70,734)	(11,832)
Class C	(10,040,182)	(8,955,345)	(1,430,805)	(231,986)
Institutional Class	(32,218,868)	(26,434,885)	(4,568,363)	(1,985,115)

Net realized gain on investments:
Class A	(185,122)	(528,340)	(367,545)	(1,634,305)
Class B	(25,716)	(76,173)	(67,937)	(314,623)
Class C	(760,332)	(2,107,786)	(1,377,512)	(6,066,171)
Institutional Class	(1,866,977)	(4,886,758)	(2,915,201)	(11,269,275)
	(48,251,466)	(45,956,588)	(11,291,883)	(21,703,029)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,623,498	14,435,397	2,313,214	3,911,302
Class B	219,675	595,022	82,515	98,087
Class C	27,432,690	65,517,471	8,001,047	15,823,329
Institutional Class	184,532,148	286,862,984	42,881,265	72,567,219

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,946,630	3,100,810	846,619	1,799,221
Class B	347,873	381,274	136,079	322,331
Class C	10,523,332	10,822,039	2,774,434	6,233,115
Institutional Class	33,212,241	30,570,046	7,383,252	13,070,704
	265,838,087	412,285,043	64,418,425	113,825,308

Cost of shares repurchased:
Class A	(25,792,318)	(12,098,669)	(5,873,329)	(5,478,936)
Class B	(2,825,370)	(1,637,721)	(707,047)	(730,248)
Class C	(106,393,836)	(42,458,019)	(21,017,796)	(18,875,450)
Institutional Class	(300,003,025)	(165,647,750)	(57,589,007)	(43,335,971)
	(435,014,549)	(221,842,159)	(85,187,179)	(68,420,605)
Increase (decrease) in net assets derived from capital share transactions	(169,176,462)	190,442,884	(20,768,754)	45,404,703
Net Increase (Decrease) in Net Assets	(290,526,109)	177,328,705	(161,266,926)	10,111,219

Net Assets:
Beginning of year	926,777,842	749,449,137	286,558,963	276,447,744
End of year	$636,251,733	$926,777,842	$125,292,037	$286,558,963

Undistributed net investment income	$7,470,433	$8,266,779	$1,631,936	$1,994,097

See accompanying notes

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year Ended		Year Ended
	3/31/09	3/31/08	3/31/09	3/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$938,691	$(878,571)	$13,717,159	$10,314,552
Net realized gain (loss) on investments and foreign currencies	(240,980,397)	(1,111,008)	(129,375,435)	38,298,471
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	(133,409,382)	(48,271,448)	(229,960,349)	(117,063,900)
Net decrease in net assets resulting from operations	(373,451,088)	(50,261,027)	(345,618,625)	(68,450,877)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(134,409)	(630,550)
Class B	—	—	(8,243)	(43,545)
Class C	—	—	(181,720)	(905,530)
Institutional Class	—	—	(2,187,864)	(8,485,398)

Net realized gain on investments:
Class A	—	(1,441,876)	(662,775)	(2,973,297)
Class B	—	(264,016)	(117,880)	(553,227)
Class C	—	(5,499,011)	(2,598,600)	(11,425,809)
Institutional Class	—	(15,352,305)	(8,022,167)	(29,657,350)

Return of capital:
Class A	—	(178,767)	—	—
Class B	—	(32,243)	—	—
Class C	—	(684,542)	—	—
Institutional Class	—	(1,950,630)	—	—
	—	(25,403,390)	(13,913,658)	(54,674,706)

Capital Share Transactions:
Proceeds from shares sold:
Class A	7,422,542	11,236,759	6,566,676	10,589,119
Class B	378,005	353,506	308,821	292,083
Class C	24,408,305	46,004,662	22,022,257	44,680,367
Institutional Class	175,624,121	352,905,856	177,257,043	261,214,984

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	1,601,503	790,219	3,559,703
Class B	—	292,790	124,194	589,420
Class C	—	6,112,565	2,749,342	12,187,382
Institutional Class	—	17,075,912	10,086,689	37,620,966
	207,832,973	435,583,553	219,905,241	370,734,024

Cost of shares repurchased:
Class A	(14,146,760)	(10,926,086)	(13,441,430)	(11,557,514)
Class B	(1,682,655)	(1,424,579)	(1,682,955)	(1,479,221)
Class C	(52,996,172)	(35,449,190)	(53,211,184)	(38,254,240)
Institutional Class	(217,730,097)	(111,018,222)	(178,721,590)	(114,719,796)
	(286,555,684)	(158,818,077)	(247,057,159)	(166,010,771)
Increase (decrease) in net assets derived from capital share transactions	(78,722,711)	276,765,476	(27,151,918)	204,723,253
Net Increase (Decrease) in Net Assets	(452,173,799)	201,101,059	(386,684,201)	81,597,670

Net Assets:
Beginning of year	990,107,737	789,006,678	875,689,137	794,091,467
End of year	$537,933,938	$990,107,737	$489,004,936	$875,689,137

Undistributed (accumulated) net investment income (loss)	$663,683	$(117,792)	$13,594,842	$2,500,621

See accompanying notes

(continues)     83

Statements of changes in net assets

Optimum Fund Trust

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year Ended		Year Ended
	3/31/09	3/31/08	3/31/09	3/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,007,593)	$(1,894,246)	$182,207	$(261,575)
Net realized gain (loss) on investments	(34,407,162)	2,123,424	(35,907,840)	6,418,795
Net change in unrealized appreciation/depreciation of investments	(19,400,809)	(26,799,380)	(17,180,970)	(28,485,141)
Net decrease in net assets resulting from operations	(54,815,564)	(26,570,202)	(52,906,603)	(22,327,921)

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	—	(560,950)	(15,258)	(942,182)
Class B	—	(99,631)	(2,844)	(167,781)
Class C	—	(2,002,272)	(57,073)	(3,299,775)
Institutional Class	—	(4,508,315)	(115,421)	(6,085,136)

Return of capital:
Class A	—	(8,235)	—	—
Class B	—	(1,431)	—	—
Class C	—	(29,741)	—	—
Institutional Class	—	(68,975)	—	—
	—	(7,279,550)	(190,596)	(10,494,874)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,537,008	1,996,981	1,328,927	1,579,999
Class B	76,663	44,255	70,326	46,917
Class C	4,919,070	8,156,460	4,307,673	6,594,307
Institutional Class	29,232,627	43,794,668	50,305,391	30,115,190

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	562,249	15,258	915,729
Class B	—	100,327	2,813	166,279
Class C	—	2,010,432	56,432	3,260,663
Institutional Class	—	4,507,312	113,479	5,967,026
	35,765,368	61,172,684	56,200,299	48,646,110

Cost of shares repurchased:
Class A	(2,529,586)	(2,920,642)	(2,789,717)	(3,141,056)
Class B	(294,311)	(287,031)	(296,932)	(293,314)
Class C	(9,494,543)	(7,352,657)	(8,872,916)	(8,306,564)
Institutional Class	(28,506,205)	(20,692,762)	(23,712,202)	(21,722,296)
	(40,824,645)	(31,253,092)	(35,671,767)	(33,463,230)
Increase (decrease) in net assets derived from capital share transactions	(5,059,277)	29,919,592	20,528,532	15,182,880
Net Decrease in Net Assets	(59,874,841)	(3,930,160)	(32,568,667)	(17,639,915)

Net Assets:
Beginning of year	135,602,385	139,532,545	110,328,838	127,968,753
End of year	$75,727,544	$135,602,385	$77,760,171	$110,328,838

Undistributed (accumulated) net investment income (loss)	$(949)	$—	$177,373	$—

See accompanying notes

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$8.930	$9.050	$8.740	$8.890	$8.980

Income (loss) from investment operations:
Net investment income[1]	0.449	0.402	0.399	0.316	0.279
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.140)	(0.066)	0.255	(0.199)	(0.061)
Total from investment operations	(0.691)	0.336	0.654	0.117	0.218

Less dividends and distributions from:
Net investment income	(0.462)	(0.380)	(0.344)	(0.253)	(0.228)
Net realized gain on investments	(0.027)	(0.076)	—	(0.014)	(0.080)
Total dividends and distributions	(0.489)	(0.456)	(0.344)	(0.267)	(0.308)

Net asset value, end of period	$7.750	$8.930	$9.050	$8.740	$8.890

Total return[2]	(7.82% )	3.78%	7.58%	1.31%	2.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,299	$63,262	$58,691	$47,956	$33,251
Ratio of expenses to average net assets	1.24%	1.24%	1.25%	1.25%	1.24%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.47%	1.43%	1.61%	1.67%	1.70%
Ratio of net investment income to average net assets	5.38%	4.44%	4.48%	3.55%	3.12%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	5.15%	4.25%	4.12%	3.13%	2.66%
Portfolio turnover	158%	256%	238%	298%	352%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     85

Financial highlights

Optimum Fixed Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$8.930	$9.060	$8.740	$8.900	$8.990

Income (loss) from investment operations:
Net investment income[1]	0.395	0.343	0.342	0.258	0.221
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.140)	(0.076)	0.264	(0.209)	(0.055)
Total from investment operations	(0.745)	0.267	0.606	0.049	0.166

Less dividends and distributions from:
Net investment income	(0.408)	(0.321)	(0.286)	(0.195)	(0.176)
Net realized gain on investments	(0.027)	(0.076)	—	(0.014)	(0.080)
Total dividends and distributions	(0.435)	(0.397)	(0.286)	(0.209)	(0.256)

Net asset value, end of period	$7.750	$8.930	$9.060	$8.740	$8.900

Total return[2]	(8.42% )	2.99%	7.01%	0.54%	1.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,483	$8,788	$9,568	$9,278	$8,405
Ratio of expenses to average net assets	1.89%	1.89%	1.90%	1.90%	1.89%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.12%	2.08%	2.26%	2.32%	2.35%
Ratio of net investment income to average net assets	4.73%	3.79%	3.83%	2.90%	2.47%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.50%	3.60%	3.47%	2.48%	2.01%
Portfolio turnover	158%	256%	238%	298%	352%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$8.940	$9.060	$8.750	$8.900	$8.990

Income (loss) from investment operations:
Net investment income[1]	0.395	0.343	0.341	0.258	0.221
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.140)	(0.066)	0.255	(0.199)	(0.055)
Total from investment operations	(0.745)	0.277	0.596	0.059	0.166

Less dividends and distributions from:
Net investment income	(0.408)	(0.321)	(0.286)	(0.195)	(0.176)
Net realized gain on investments	(0.027)	(0.076)	—	(0.014)	(0.080)
Total dividends and distributions	(0.435)	(0.397)	(0.286)	(0.209)	(0.256)

Net asset value, end of period	$7.760	$8.940	$9.060	$8.750	$8.900

Total return[2]	(8.41% )	3.11%	6.88%	0.65%	1.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157,185	$257,340	$227,036	$186,869	$125,301
Ratio of expenses to average net assets	1.89%	1.89%	1.90%	1.90%	1.89%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.12%	2.08%	2.26%	2.32%	2.35%
Ratio of net investment income to average net assets	4.73%	3.79%	3.83%	2.90%	2.47%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.50%	3.60%	3.47%	2.48%	2.01%
Portfolio turnover	158%	256%	238%	298%	352%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     87

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$8.920	$9.050	$8.730	$8.890	$8.970

Income (loss) from investment operations:
Net investment income[1]	0.479	0.434	0.431	0.348	0.310
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.141)	(0.076)	0.265	(0.209)	(0.050)
Total from investment operations	(0.662)	0.358	0.696	0.139	0.260

Less dividends and distributions from:
Net investment income	(0.491)	(0.412)	(0.376)	(0.285)	(0.260)
Net realized gain on investments	(0.027)	(0.076)	—	(0.014)	(0.080)
Total dividends and distributions	(0.518)	(0.488)	(0.376)	(0.299)	(0.340)

Net asset value, end of period	$7.740	$8.920	$9.050	$8.730	$8.890

Total return[2]	(7.51% )	4.04%	8.09%	1.56%	2.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,285	$597,388	$454,154	$309,363	$153,085
Ratio of expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.89%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.12%	1.08%	1.26%	1.32%	1.35%
Ratio of net investment income to average net assets	5.73%	4.79%	4.83%	3.90%	3.47%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	5.50%	4.60%	4.47%	3.48%	3.01%
Portfolio turnover	158%	256%	238%	298%	352%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$13.840	$15.490	$13.470	$11.660	$10.670

Income (loss) from investment operations:
Net investment income[1]	0.280	0.262	0.112	0.180	0.050
Net realized and unrealized gain (loss) on investments
and foreign currencies	(6.557)	(0.798)	2.661	2.456	1.069
Total from investment operations	(6.277)	(0.536)	2.773	2.636	1.119

Less dividends and distributions from:
Net investment income	(0.326)	(0.116)	(0.172)	(0.074)	—
Net realized gain on investments	(0.227)	(0.998)	(0.581)	(0.752)	(0.129)
Total dividends and distributions	(0.553)	(1.114)	(0.753)	(0.826)	(0.129)

Net asset value, end of period	$7.010	$13.840	$15.490	$13.470	$11.660

Total return[2]	(46.64% )	(3.96% )	21.26%	23.54%	10.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,578	$22,971	$25,523	$20,247	$11,300
Ratio of expenses to average net assets	1.77%	1.75%	1.96%	1.96%	1.98%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.86%	1.75%	1.96%	2.20%	2.30%
Ratio of net investment income to average net assets	2.66%	1.69%	0.78%	1.47%	0.45%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.57%	1.69%	0.78%	1.23%	0.13%
Portfolio turnover	58%	19%	18%	68%	82%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     89

Financial highlights

Optimum International Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$13.580	$15.240	$13.290	$11.530	$10.620

Income (loss) from investment operations:
Net investment income (loss)[1]	0.213	0.163	0.021	0.102	(0.020)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(6.436)	(0.787)	2.614	2.426	1.059
Total from investment operations	(6.223)	(0.624)	2.635	2.528	1.039

Less dividends and distributions from:
Net investment income	(0.250)	(0.038)	(0.104)	(0.016)	—
Net realized gain on investments	(0.227)	(0.998)	(0.581)	(0.752)	(0.129)
Total dividends and distributions	(0.477)	(1.036)	(0.685)	(0.768)	(0.129)

Net asset value, end of period	$6.880	$13.580	$15.240	$13.290	$11.530

Total return[2]	(47.02% )	(4.59% )	20.44%	22.81%	9.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,764	$4,203	$5,031	$4,594	$3,386
Ratio of expenses to average net assets	2.42%	2.40%	2.61%	2.61%	2.63%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.51%	2.40%	2.61%	2.85%	2.95%
Ratio of net investment income (loss) to average net assets	2.01%	1.04%	0.13%	0.82%	(0.20% )
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	1.92%	1.04%	0.13%	0.58%	(0.52% )
Portfolio turnover	58%	19%	18%	68%	82%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$13.590	$15.250	$13.290	$11.540	$10.620

Income (loss) from investment operations:
Net investment income (loss)[1]	0.213	0.163	0.021	0.102	(0.020)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(6.436)	(0.787)	2.624	2.416	1.069
Total from investment operations	(6.223)	(0.624)	2.645	2.518	1.049

Less dividends and distributions from:
Net investment income	(0.250)	(0.038)	(0.104)	(0.016)	—
Net realized gain on investments	(0.227)	(0.998)	(0.581)	(0.752)	(0.129)
Total dividends and distributions	(0.477)	(1.036)	(0.685)	(0.768)	(0.129)

Net asset value, end of period	$6.890	$13.590	$15.250	$13.290	$11.540

Total return[2]	(46.98% )	(4.59% )	20.51%	22.69%	10.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,520	$84,431	$91,696	$70,828	$38,517
Ratio of expenses to average net assets	2.42%	2.40%	2.61%	2.61%	2.63%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.51%	2.40%	2.61%	2.85%	2.95%
Ratio of net investment income (loss) to average net assets	2.01%	1.04%	0.13%	0.82%	(0.20% )
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	1.92%	1.04%	0.13%	0.58%	(0.52% )
Portfolio turnover	58%	19%	18%	68%	82%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     91

Financial highlights

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$13.940	$15.590	$13.550	$11.720	$10.690

Income (loss) from investment operations:
Net investment income[1]	0.317	0.317	0.162	0.224	0.089
Net realized and unrealized gain (loss) on investments
and foreign currencies	(6.611)	(0.797)	2.679	2.464	1.079
Total from investment operations	(6.294)	(0.480)	2.841	2.688	1.168

Less dividends and distributions from:
Net investment income	(0.369)	(0.172)	(0.220)	(0.106)	(0.009)
Net realized gain on investments	(0.227)	(0.998)	(0.581)	(0.752)	(0.129)
Total dividends and distributions	(0.596)	(1.170)	(0.801)	(0.858)	(0.138)

Net asset value, end of period	$7.050	$13.940	$15.590	$13.550	$11.720

Total return[2]	(46.49% )	(3.59% )	21.68%	23.91%	11.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,430	$174,954	$154,198	$99,733	$44,149
Ratio of expenses to average net assets	1.42%	1.40%	1.61%	1.61%	1.63%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.51%	1.40%	1.61%	1.85%	1.95%
Ratio of net investment income to average net assets	3.01%	2.04%	1.13%	1.82%	0.80%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.92%	2.04%	1.13%	1.58%	0.48%
Portfolio turnover	58%	19%	18%	68%	82%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09		3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$11.220		$11.980	$11.540	$10.020		$9.570

Income (loss) from investment operations:
Net investment loss[1]	(0.001)		(0.021)	(0.047)	(0.057)		(0.036)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.229)		(0.406)	0.692	1.577		0.486
Total from investment operations	(4.230)		(0.427)	0.645	1.520		0.450

Less dividends and distributions from:
Net realized gain on investments	—		(0.296)	(0.205)	—		—
Return of capital	—		(0.037)	—	—		—
Total dividends and distributions	—		(0.333)	(0.205)	—		—

Net asset value, end of period	$6.990		$11.220	$11.980	$11.540		$10.020

Total return[2]	(37.70%	)	(3.86% )	5.75%	15.17%		4.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,347		$54,022	$56,088	$47,283		$26,252
Ratio of expenses to average net assets	1.61%		1.60%	1.69%	1.69%		1.67%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.64%		1.60%	1.77%	1.84%		1.87%
Ratio of net investment loss to average net assets	(0.01%	)	(0.17% )	(0.41% )	(0.52%	)	(0.37%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.04%	)	(0.17% )	(0.49% )	(0.67%	)	(0.57%	)
Portfolio turnover	164%		59%	37%	48%		37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     93

Financial highlights

Optimum Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09		3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$10.870		$11.700	$11.340	$9.910		$9.530

Income (loss) from investment operations:
Net investment loss[1]	(0.059)		(0.100)	(0.119)	(0.126)		(0.099)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.081)		(0.397)	0.684	1.556		0.479
Total from investment operations	(4.140)		(0.497)	0.565	1.430		0.380

Less dividends and distributions from:
Net realized gain on investments	—		(0.296)	(0.205)	—		—
Return of capital	—		(0.037)	—	—		—
Total dividends and distributions	—		(0.333)	(0.205)	—		—

Net asset value, end of period	$6.730		$10.870	$11.700	$11.340		$9.910

Total return[2]	(38.09%	)	(4.56% )	5.14%	14.43%		3.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,780		$9,345	$10,819	$10,168		$7,603
Ratio of expenses to average net assets	2.26%		2.25%	2.34%	2.34%		2.32%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.29%		2.25%	2.42%	2.49%		2.52%
Ratio of net investment loss to average net assets	(0.66%	)	(0.82% )	(1.06% )	(1.17%	)	(1.02%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.69%	)	(0.82% )	(1.14% )	(1.32%	)	(1.22%	)
Portfolio turnover	164%		59%	37%	48%		37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09		3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$10.870		$11.700	$11.340	$9.910		$9.530

Income (loss) from investment operations:
Net investment loss[1]	(0.059)		(0.100)	(0.119)	(0.126)		(0.099)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.081)		(0.397)	0.684	1.556		0.479
Total from investment operations	(4.140)		(0.497)	0.565	1.430		0.380

Less dividends and distributions from:
Net realized gain on investments	—		(0.296)	(0.205)	—		—
Return of capital	—		(0.037)	—	—		—
Total dividends and distributions	—		(0.333)	(0.205)	—		—

Net asset value, end of period	$6.730		$10.870	$11.700	$11.340		$9.910

Total return[2]	(38.09%	)	(4.56% )	5.14%	14.43%		3.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,233		$203,394	$203,591	$164,995		$91,434
Ratio of expenses to average net assets	2.26%		2.25%	2.34%	2.34%		2.32%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.29%		2.25%	2.42%	2.49%		2.52%
Ratio of net investment loss to average net assets	(0.66%	)	(0.82% )	(1.06% )	(1.17%	)	(1.02%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.69%	)	(0.82% )	(1.14% )	(1.32%	)	(1.22%	)
Portfolio turnover	164%		59%	37%	48%		37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     95

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$11.410	$12.140	$11.650	$10.080		$9.590

Income (loss) from investment operations:
Net investment income (loss)[1]	0.032	0.023	(0.006)	(0.019)		(0.002)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.312)	(0.420)	0.701	1.589		0.492
Total from investment operations	(4.280)	(0.397)	0.695	1.570		0.490

Less dividends and distributions from:
Net realized gain on investments	—	(0.296)	(0.205)	—		—
Return of capital	—	(0.037)	—	—		—
Total dividends and distributions	—	(0.333)	(0.205)	—		—

Net asset value, end of period	$7.130	$11.410	$12.140	$11.650		$10.080

Total return[2]	(37.51% )	(3.56% )	6.13%	15.57%		5.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$402,574	$723,347	$518,509	$355,961		$158,200
Ratio of expenses to average net assets	1.26%	1.25%	1.34%	1.34%		1.32%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.29%	1.25%	1.42%	1.49%		1.52%
Ratio of net investment income (loss) to average net assets	0.34%	0.18%	(0.06% )	(0.17%	)	(0.02%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.31%	0.18%	(0.14% )	(0.32%	)	(0.22%	)
Portfolio turnover	164%	59%	37%	48%		37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$11.170	$12.730	$11.320	$10.840	$9.830

Income (loss) from investment operations:
Net investment income[1]	0.165	0.138	0.128	0.092	0.074
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.453)	(0.931)	1.614	0.947	1.100
Total from investment operations	(4.288)	(0.793)	1.742	1.039	1.174

Less dividends and distributions from:
Net investment income	(0.029)	(0.134)	(0.104)	(0.065)	(0.028)
Net realized gain on investments	(0.143)	(0.633)	(0.228)	(0.494)	(0.136)
Total dividends and distributions	(0.172)	(0.767)	(0.332)	(0.559)	(0.164)

Net asset value, end of period	$6.710	$11.170	$12.730	$11.320	$10.840

Total return[2]	(38.97% )	(6.80% )	15.65%	9.82%	12.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,901	$53,097	$58,161	$45,666	$27,524
Ratio of expenses to average net assets	1.54%	1.54%	1.55%	1.55%	1.53%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.60%	1.56%	1.73%	1.83%	1.84%
Ratio of net investment income to average net assets	1.82%	1.09%	1.07%	0.83%	0.72%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.76%	1.07%	0.89%	0.55%	0.41%
Portfolio turnover	37%	30%	22%	52%	38%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     97

Financial highlights

Optimum Large Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$11.090	$12.640	$11.240	$10.780	$9.810

Income (loss) from investment operations:
Net investment income[1]	0.106	0.056	0.052	0.021	0.008
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.413)	(0.923)	1.606	0.933	1.098
Total from investment operations	(4.307)	(0.867)	1.658	0.954	1.106

Less dividends and distributions from:
Net investment income	(0.010)	(0.050)	(0.030)	—	—
Net realized gain on investments	(0.143)	(0.633)	(0.228)	(0.494)	(0.136)
Total dividends and distributions	(0.153)	(0.683)	(0.258)	(0.494)	(0.136)

Net asset value, end of period	$6.630	$11.090	$12.640	$11.240	$10.780

Total return[2]	(39.37% )	(7.38% )	14.97%	9.05%	11.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,664	$9,454	$11,403	$10,103	$8,072
Ratio of expenses to average net assets	2.19%	2.19%	2.20%	2.20%	2.18%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.25%	2.21%	2.38%	2.48%	2.49%
Ratio of net investment income to average net assets	1.17%	0.44%	0.42%	0.18%	0.07%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	1.11%	0.42%	0.24%	(0.10% )	(0.24% )
Portfolio turnover	37%	30%	22%	52%	38%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$11.080	$12.630	$11.240	$10.780	$9.810

Income (loss) from investment operations:
Net investment income[1]	0.106	0.057	0.051	0.021	0.008
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.403)	(0.924)	1.597	0.933	1.098
Total from investment operations	(4.297)	(0.867)	1.648	0.954	1.106

Less dividends and distributions from:
Net investment income	(0.010)	(0.050)	(0.030)	—	—
Net realized gain on investments	(0.143)	(0.633)	(0.228)	(0.494)	(0.136)
Total dividends and distributions	(0.153)	(0.683)	(0.258)	(0.494)	(0.136)

Net asset value, end of period	$6.630	$11.080	$12.630	$11.240	$10.780

Total return[2]	(39.31% )	(7.39% )	14.88%	9.16%	11.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$98,881	$205,501	$216,527	$163,876	$97,823
Ratio of expenses to average net assets	2.19%	2.19%	2.20%	2.20%	2.18%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.25%	2.21%	2.38%	2.48%	2.49%
Ratio of net investment income to average net assets	1.17%	0.44%	0.42%	0.18%	0.07%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	1.11%	0.42%	0.24%	(0.10% )	(0.24% )
Portfolio turnover	37%	30%	22%	52%	38%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     99

Financial highlights

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$11.190	$12.750	$11.330	$10.860	$9.840

Income (loss) from investment operations:
Net investment income[1]	0.197	0.183	0.170	0.131	0.110
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.465)	(0.931)	1.623	0.936	1.110
Total from investment operations	(4.268)	(0.748)	1.793	1.067	1.220

Less dividends and distributions from:
Net investment income	(0.039)	(0.179)	(0.145)	(0.103)	(0.064)
Net realized gain on investments	(0.143)	(0.633)	(0.228)	(0.494)	(0.136)
Total dividends and distributions	(0.182)	(0.812)	(0.373)	(0.597)	(0.200)

Net asset value, end of period	$6.740	$11.190	$12.750	$11.330	$10.860

Total return[2]	(38.76% )	(6.46% )	16.12%	10.19%	12.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$358,559	$607,637	$508,000	$319,857	$140,341
Ratio of expenses to average net assets	1.19%	1.19%	1.20%	1.20%	1.18%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.25%	1.21%	1.38%	1.48%	1.49%
Ratio of net investment income to average net assets	2.17%	1.44%	1.42%	1.18%	1.07%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.11%	1.42%	1.24%	0.90%	0.76%
Portfolio turnover	37%	30%	22%	52%	38%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09		3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$11.280		$14.070	$14.340	$11.750		$11.260

Income (loss) from investment operations:
Net investment loss[1]	(0.092)		(0.177)	(0.155)	(0.176)		(0.161)
Net realized and unrealized gain (loss) on investments	(4.428)		(1.952)	0.188	2.766		0.653
Total from investment operations	(4.520)		(2.129)	0.033	2.590		0.492

Less dividends and distributions from:
Net realized gain on investments	—		(0.651)	(0.303)	—		(0.002)
Return of capital	—		(0.010)	—	—		—
Total dividends and distributions	—		(0.661)	(0.303)	—		(0.002)

Net asset value, end of period	$6.760		$11.280	$14.070	$14.340		$11.750

Total return[2]	(40.07%	)	(15.96% )	0.37%	22.04%		4.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,814		$9,282	$12,088	$11,984		$6,133
Ratio of expenses to average net assets	1.90%		1.92%	1.95%	1.95%		1.80%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.26%		2.11%	2.32%	2.46%		2.69%
Ratio of net investment loss to average net assets	(0.96%	)	(1.27% )	(1.15% )	(1.38%	)	(1.42% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.32%	)	(1.46% )	(1.52% )	(1.89%	)	(2.31% )
Portfolio turnover	119%		46%	46%	47%		44%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     101

Financial highlights

Optimum Small-Mid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09		3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$10.930		$13.750	$14.110	$11.640		$11.230

Income (loss) from investment operations:
Net investment loss[1]	(0.152)		(0.265)	(0.240)	(0.257)		(0.233)
Net realized and unrealized gain (loss) on investments	(4.268)		(1.894)	0.183	2.727		0.645
Total from investment operations	(4.420)		(2.159)	(0.057)	2.470		0.412

Less dividends and distributions from:
Net realized gain on investments	—		(0.651)	(0.303)	—		(0.002)
Return of capital	—		(0.010)	—	—		—
Total dividends and distributions	—		(0.661)	(0.303)	—		(0.002)

Net asset value, end of period	$6.510		$10.930	$13.750	$14.110		$11.640

Total return[2]	(40.44%	)	(16.56% )	(0.27% )	21.22%		3.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$807		$1,620	$2,187	$2,285		$1,665
Ratio of expenses to average net assets	2.55%		2.57%	2.60%	2.60%		2.45%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.91%		2.76%	2.97%	3.11%		3.34%
Ratio of net investment loss to average net assets	(1.61%	)	(1.92% )	(1.80% )	(2.03%	)	(2.07% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.97%	)	(2.11% )	(2.17% )	(2.54%	)	(2.96% )
Portfolio turnover	119%		46%	46%	47%		44%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09		3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$10.930		$13.750	$14.110	$11.640		$11.230

Income (loss) from investment operations:
Net investment loss[1]	(0.152)		(0.264)	(0.240)	(0.257)		(0.233)
Net realized and unrealized gain (loss) on investments	(4.268)		(1.895)	0.183	2.727		0.645
Total from investment operations	(4.420)		(2.159)	(0.057)	2.470		0.412

Less dividends and distributions from:
Net realized gain on investments	—		(0.651)	(0.303)	—		(0.002)
Return of capital	—		(0.010)	—	—		—
Total dividends and distributions	—		(0.661)	(0.303)	—		(0.002)

Net asset value, end of period	$6.510		$10.930	$13.750	$14.110		$11.640

Total return[2]	(40.44%	)	(16.56% )	(0.27% )	21.22%		3.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,863		$34,086	$40,324	$36,537		$19,883
Ratio of expenses to average net assets	2.55%		2.57%	2.60%	2.60%		2.45%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.91%		2.76%	2.97%	3.11%		3.34%
Ratio of net investment loss to average net assets	(1.61%	)	(1.92% )	(1.80% )	(2.03%	)	(2.07% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.97%	)	(2.11% )	(2.17% )	(2.54%	)	(2.96% )
Portfolio turnover	119%		46%	46%	47%		44%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     103

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09		3/31/08	3/31/07	3/31/06		3/31/05
Net asset value, beginning of period	$11.470		$14.250	$14.470	$11.820		$11.280

Income (loss) from investment operations:
Net investment loss[1]	(0.059)		(0.128)	(0.108)	(0.131)		(0.121)
Net realized and unrealized gain (loss) on investments	(4.511)		(1.991)	0.191	2.781		0.663
Total from investment operations	(4.570)		(2.119)	0.083	2.650		0.542

Less dividends and distributions from:
Net realized gain on investments	—		(0.651)	(0.303)	—		(0.002)
Return of capital	—		(0.010)	—	—		—
Total dividends and distributions	—		(0.661)	(0.303)	—		(0.002)

Net asset value, end of period	$6.900		$11.470	$14.250	$14.470		$11.820

Total return[2]	(39.84%	)	(15.68% )	0.72%	22.42%		4.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,244		$90,614	$84,934	$67,466		$31,827
Ratio of expenses to average net assets	1.55%		1.57%	1.60%	1.60%		1.45%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.91%		1.76%	1.97%	2.11%		2.34%
Ratio of net investment loss to average net assets	(0.61%	)	(0.92% )	(0.80% )	(1.03%	)	(1.07% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.97%	)	(1.11% )	(1.17% )	(1.54%	)	(1.96% )
Portfolio turnover	119%		46%	46%	47%		44%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$10.380	$13.540	$13.590	$12.410	$11.010

Income (loss) from investment operations:
Net investment income (loss)[1]	0.011	(0.025)	(0.020)	(0.022)	(0.055)
Net realized and unrealized gain (loss) on investments	(4.683)	(2.102)	0.759	2.043	1.801
Total from investment operations	(4.672)	(2.127)	0.739	2.021	1.746

Less dividends and distributions from:
Net realized gain on investments	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)
Total dividends and distributions	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)

Net asset value, end of period	$5.690	$10.380	$13.540	$13.590	$12.410

Total return[2]	(45.09% )	(16.34% )	5.93%	17.17%	16.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,045	$9,145	$12,721	$13,300	$7,297
Ratio of expenses to average net assets	1.75%	1.76%	1.76%	1.76%	1.73%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.22%	2.09%	2.32%	2.58%	2.61%
Ratio of net investment income (loss) to average net assets	0.15%	(0.20% )	(0.16% )	(0.17% )	(0.47% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.32% )	(0.53% )	(0.72% )	(0.99% )	(1.35% )
Portfolio turnover	86%	53%	49%	42%	46%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     105

Financial highlights

Optimum Small-Mid Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$10.030	$13.190	$13.350	$12.280	$10.970

Income (loss) from investment operations:
Net investment loss[1]	(0.042)	(0.102)	(0.101)	(0.102)	(0.129)
Net realized and unrealized gain (loss) on investments	(4.510)	(2.025)	0.730	2.013	1.785
Total from investment operations	(4.552)	(2.127)	0.629	1.911	1.656

Less dividends and distributions from:
Net realized gain on investments	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)
Total dividends and distributions	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)

Net asset value, end of period	$5.460	$10.030	$13.190	$13.350	$12.280

Total return[2]	(45.47% )	(16.79% )	5.27%	16.35%	15.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$731	$1,636	$2,239	$2,359	$1,859
Ratio of expenses to average net assets	2.40%	2.41%	2.41%	2.41%	2.38%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.87%	2.74%	2.97%	3.23%	3.26%
Ratio of net investment loss to average net assets	(0.50% )	(0.85% )	(0.81% )	(0.82% )	(1.12% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.97% )	(1.18% )	(1.37% )	(1.64% )	(2.00% )
Portfolio turnover	86%	53%	49%	42%	46%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$10.020	$13.190	$13.350	$12.280	$10.970

Income (loss) from investment operations:
Net investment loss[1]	(0.042)	(0.102)	(0.101)	(0.102)	(0.129)
Net realized and unrealized gain (loss) on investments	(4.500)	(2.035)	0.730	2.013	1.785
Total from investment operations	(4.542)	(2.137)	0.629	1.911	1.656

Less dividends and distributions from:
Net realized gain on investments	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)
Total dividends and distributions	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)

Net asset value, end of period	$5.460	$10.020	$13.190	$13.350	$12.280

Total return[2]	(45.42% )	(16.79% )	5.27%	16.35%	15.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,811	$32,891	$41,622	$38,782	$23,869
Ratio of expenses to average net assets	2.40%	2.41%	2.41%	2.41%	2.38%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.87%	2.74%	2.97%	3.23%	3.26%
Ratio of net investment loss to average net assets	(0.50% )	(0.85% )	(0.81% )	(0.82% )	(1.12% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.97% )	(1.18% )	(1.37% )	(1.64% )	(2.00% )
Portfolio turnover	86%	53%	49%	42%	46%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     107

Financial highlights

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Net asset value, beginning of period	$10.580	$13.720	$13.720	$12.470	$11.040

Income (loss) from investment operations:
Net investment income (loss)[1]	0.041	0.018	0.025	0.023	(0.014)
Net realized and unrealized gain (loss) on investments	(4.783)	(2.125)	0.764	2.068	1.790
Total from investment operations	(4.742)	(2.107)	0.789	2.091	1.776

Less dividends and distributions from:
Net realized gain on investments	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)
Total dividends and distributions	(0.018)	(1.033)	(0.789)	(0.841)	(0.346)

Net asset value, end of period	$5.820	$10.580	$13.720	$13.720	$12.470

Total return[2]	(44.90% )	(15.97% )	6.24%	17.66%	16.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,173	$66,657	$71,387	$54,803	$26,900
Ratio of expenses to average net assets	1.40%	1.41%	1.41%	1.41%	1.38%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.87%	1.74%	1.97%	2.23%	2.26%
Ratio of net investment income (loss) to average net assets	0.50%	0.15%	0.19%	0.18%	(0.12% )
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.03%	(0.18% )	(0.37% )	(0.64% )	(1.00% )
Portfolio turnover	86%	53%	49%	42%	46%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Notes to financial statements

Optimum Fund Trust
March 31, 2009

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund and 4.50% for Optimum Fixed Income Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to August 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax benefit or expense in the current period.

(continues)     109

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various series within the Trust are generally allocated amongst such series on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund expect to declare and pay dividends from net investment income, if any, annually. Optimum Fixed Income Fund expects to declare and pay dividends from net investment income quarterly. Each Fund will declare and pay distributions from net realized gain on investments, if any, at least annually, and may distribute net capital gains twice a year.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisers, and to monitor the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets over $1 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1billion
0.7100% of net assets from $1billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Effective May 27, 2008, TCW Investment Management Company (TCW) replaced Aberdeen Asset Management Inc. as the Optimum Fixed Income Fund’s sub-advisor; Optimum International Fund - Mondrian Investment Partners Limited and, effective December 19, 2008, BlackRock Advisors, LLC (BlackRock) (BlackRock replaced AllianceBernstein L.P. as a sub-advisor); Optimum Large Cap Growth Fund – Marsico Capital Management, LLC, T. Rowe Price Associates, Inc. (T. Rowe Price); and, effective September 30, 2008, Fred Alger Management, Inc.; Optimum Large Cap Value Fund – Massachusetts Financial Services Company and TCW; Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, L.P. and, effective June 26, 2008, Wellington Management Company, LLP (Wellington), (Wellington replaced Oberweis Asset Management, Inc. as a sub-advisor); Optimum Small-Mid Cap Value Fund – Delafield Asset Management (a division of Reich & Tang Asset Management, LLC) , The Killen Group, Inc. and effective December 17, 2008, Westwood Management Corp. (Westwood) (Westwood replaced Hotchkis and Wiley Capital Management, LLC as a sub-advisor).

For the year ended March 31, 2009, DMC paid the following sub-advisory fees:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$950,988	$884,287	$3,392,525	$2,738,517	$851,398	$638,793

(continues)     111

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses for each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, non-routine expenses)) from exceeding the specified percentages of average daily net assets as shown below. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Effective August 1, 2008,
operating expense limitation as
a percentage of average
daily net assets (per annum)	0.89%	1.42%	1.27%	1.19%	1.55%	1.40%
Expiration date	7/31/09	7/31/09	7/31/09	7/31/09	7/31/09	7/31/09
Through July 31, 2008,
operating expense limitation as
a percentage of average
daily net assets (per annum)	0.89%	1.44%	1.29%	1.19%	1.55%	1.40%
Expiration date	7/31/08	7/31/08	7/31/08	7/31/08	7/31/08	7/31/08

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting oversight services to the Trust. For these services, the Trust pays DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0050% of the first $3 billion; 0.0045% of the next $2 billion; 0.0040% of the next $2.5 billion; 0.0030% of the next $2.5 billion; and 0.0025% of aggregate average daily net assets in excess of $10 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Trust on a relative net asset value basis. For the year ended March 31, 2009, each Fund was charged for these services as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$41,311	$10,552	$39,991	$35,391	$5,675	$4,703

DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board. For administrative services, each Fund pays DSC a fee at an annual rate (plus out-of-pocket expenses) of 0.165% of assets up to $500 million of the Fund’s average daily net assets; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For such services, the Trust pays DSC a fee at an annual rate of 0.235% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution expenses.

At March 31, 2009, each Fund had liabilities payable to affiliates as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment management
fee payable to DMC	$153,957	$58,364	$299,520	$234,346	$36,138	$29,281
Dividend disbursing, transfer agent and fund
accounting oversight fees, administration
fees and other expenses payable to DSC	220,011	45,028	181,795	164,090	28,200	28,476
Distribution fees payable to DDLP	151,282	32,614	95,709	91,457	15,572	13,403
Other expenses payable
to DMC and affiliates*	37,922	7,800	27,796	25,517	3,952	3,605

* DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended March 31, 2009, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$17,414	$8,004	$24,590	$23,630	$4,429	$3,774

For the year ended March 31, 2009, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class A	$—	$—	$—	$—	$—	$—
Class B	25,386	10,547	29,711	29,121	5,240	4,573
Class C	47,988	10,353	30,676	30,073	5,206	4,780

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc., which is an indirect wholly owned subsidiary of Lincoln National Corporation.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2009, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$1,011,215,320	$120,431,831	$1,263,273,657	$267,200,746	$135,316,929	$100,138,606
Purchases of U.S. government securities	231,847,654	—	—	—	—	—
Sales other than U.S. government securities	1,101,903,893	146,914,051	1,311,496,552	260,394,727	140,210,621	75,331,354
Sales of U.S. government securities	273,861,550	—	—	—	—	—

At March 31, 2009, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of investments	$773,509,167	$183,011,066	$724,463,094	$781,704,973	$118,180,659	$121,798,579
Aggregate unrealized appreciation	$21,760,219	$3,442,732	$13,269,035	$1,502,315	$4,646,029	$2,473,514
Aggregate unrealized depreciation	(117,998,889)	(45,488,055)	(150,669,851)	(253,947,064)	(31,176,311)	(35,557,993)
Net unrealized depreciation	$(96,238,670)	$(42,045,323)	$(137,400,816)	$(252,444,749)	$(26,530,282)	$(33,084,479)

(continues)     113

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

Effective April 1, 2008, the Funds adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by the FAS 157 fair value hierarchy levels as of March 31, 2009:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Securities
Level 1	$42,958,474	$16,484,134	$521,830,748	$474,783,634	$74,892,691	$78,018,099
Level 2	618,496,622	124,481,544	65,231,425	54,476,485	16,757,635	10,695,975
Level 3	15,815,401	65	105	105	51	26
Total	$677,270,497	$140,965,743	$587,062,278	$529,260,224	$91,650,377	$88,714,100

Derivatives
Level 1	$—	$—	$—	$—	$—	$—
Level 2	561,761	268,045	(127)	(867)	—	—
Level 3	—	—	—	—	—	—
Total	$561,761	$268,045	$(127)	$(867)	$—	$—

As a result of utilizing international fair value pricing at March 31, 2009, the majority of the Optimum International Fund was categorized as Level 2 in the FAS 157 hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Securities
Balance as of 3/31/08	$13,845,627	$—	$—	$—	$—	$—
Net realized loss	(1,520,396)	—	—	—	—	—
Net change in unrealized
appreciation/depreciation	(6,909,009)	(653,621)	(1,053,190)	(1,049,657)	(510,214)	(263,502)
Net purchases, sales and settlements	9,282,666	—	—	—	—	—
Net transfers in and/or out of Level 3	1,116,513	653,686	1,053,295	1,049,762	510,265	263,528
Balance as of 3/31/09	$15,815,401	$65	$105	$105	$51	$26

Net change in unrealized appreciation/
depreciation from investments still held
as of 3/31/09	$(7,284,852)	$(653,621)	$(1,053,190)	$(1,049,657)	$(510,214)	$(263,502)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2009 and 2008 was as follows:

Year Ended March 31, 2009

	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Small-Mid Cap
	Fund	Fund	Value Fund	Value Fund
Ordinary income	$48,251,466	$6,821,438	$2,572,090	$4,834
Long-term capital gain	—	4,470,445	11,341,568	185,762
Total	$48,251,466	$11,291,883	$13,913,658	$190,596

Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Growth Fund did not make any distributions during the year ended March 31, 2009.

Year Ended March 31, 2008

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$45,555,372	$4,036,591	$969,203	$15,643,413	$—	$1,485,909
Long-term capital gain	401,216	17,666,438	21,588,005	39,031,293	7,171,168	9,008,965
Return of capital	—	—	2,846,182	—	108,382	—
Total	$45,956,588	$21,703,029	$25,403,390	$54,674,706	$7,279,550	$10,494,874

5. Components of Net Assets on a Tax Basis

As of March 31, 2009, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Share of beneficial interest	$758,922,349	$235,140,654	$879,826,937
Undistributed ordinary income	12,080,463	2,734,455	750,120
Distributions payable	(2,143)	—	—
Post-October losses	(11,237,339)	(67,517,354)	(127,341,338)
Post-October currency losses	(4,083,613)	(1,019,115)	(86,564)
Capital loss carryforwards	(23,299,774)	(2,202,347)	(77,826,014)
Other temporary differences	(172,419)	—	—
Unrealized depreciation on investments, swap contracts and foreign currencies	(95,955,791)	(41,844,256)	(137,389,203)
Net assets	$636,251,733	$125,292,037	$537,933,938

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Share of beneficial interest	$854,851,172	$136,540,439	$146,714,633
Undistributed ordinary income	13,602,245	—	177,373
Post-October losses	(71,013,367)	(18,853,497)	(31,278,589)
Post-October currency losses	(8,270)	(949)	—
Capital loss carryforwards	(55,991,912)	(15,428,500)	(4,768,767)
Unrealized depreciation on investments and foreign currencies	(252,434,932)	(26,529,949)	(33,084,479)
Net assets	$489,004,936	$75,727,544	$77,760,171

(continues)     115

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market on foreign currency contracts, tax recognition of unrealized gain on passive foreign investment companies, mark-to-market on futures contracts, and tax treatment of CDS contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through March 31, 2009 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, dividends and distributions, gain (loss) on foreign currency transactions and foreign futures contracts, CDS contracts and paydown gains (losses) of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2009, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net	$(642,774)	$492,218	$(157,216)	$(110,702)	$1,006,644	$(4,834)
investment income (loss)
Accumulated net realized gain (loss)	642,774	(492,218)	157,216	110,702	(3,851)	4,834
Paid-in capital	—	—	—	—	(1,002,793)	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at March 31, 2009 will expire as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Year of	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Expiration	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
3/31/17	$23,299,774	$2,202,347	$77,826,014	$55,991,912	$15,428,500	$4,768,767

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund
	Year Ended		Year Ended		Year Ended
	3/31/09	3/31/08	3/31/09	3/31/08	3/31/09	3/31/08
Shares sold:
Class A	798,189	1,591,711	242,685	249,304	885,616	894,309
Class B	26,655	65,651	10,442	6,171	54,134	28,718
Class C	3,265,872	7,223,032	857,615	1,028,302	2,995,447	3,760,334
Institutional Class	22,071,648	31,621,851	4,143,084	4,642,336	18,489,123	28,248,672
	26,162,364	40,502,245	5,253,826	5,926,113	22,424,320	32,932,033
Shares issued upon reinvestment of dividends
and distributions:
Class A	366,124	348,052	79,853	119,290	—	126,966
Class B	43,312	42,787	12,776	21,696	—	23,877
Class C	1,308,953	1,214,403	260,307	419,667	—	498,637
Institutional Class	4,131,070	3,434,748	704,245	862,968	—	1,332,346
	5,849,459	5,039,990	1,057,181	1,423,621	—	1,981,826
Shares repurchased:
Class A	(3,179,018)	(1,333,695)	(616,141)	(356,133)	(1,646,026)	(886,555)
Class B	(346,667)	(180,491)	(76,621)	(48,425)	(203,574)	(117,913)
Class C	(13,108,708)	(4,683,252)	(2,321,094)	(1,246,950)	(6,513,939)	(2,956,301)
Institutional Class	(37,075,680)	(18,267,065)	(6,140,986)	(2,839,358)	(25,459,674)	(8,897,038)
	(53,710,073)	(24,464,503)	(9,154,842)	(4,490,866)	(33,823,213)	(12,857,807)
Net increase (decrease)	(21,698,250)	21,077,732	(2,843,835)	2,858,868	(11,398,893)	22,056,052

6. Capital Shares (continued)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year Ended		Year Ended		Year Ended
	3/31/09	3/31/08	3/31/09	3/31/08	3/31/09	3/31/08
Shares sold:
Class A	783,512	825,722	180,877	141,680	179,239	126,658
Class B	43,273	22,083	10,952	3,093	11,691	3,405
Class C	2,627,527	3,516,098	608,544	593,936	613,573	544,662
Institutional Class	19,865,887	20,674,129	3,105,271	3,133,276	6,869,104	2,422,447
	23,320,199	25,038,032	3,905,644	3,871,985	7,673,607	3,097,172
Shares issued upon reinvestment of dividends
and distributions:
Class A	72,889	285,105	—	40,657	1,401	79,601
Class B	11,542	47,416	—	7,453	267	14,904
Class C	255,515	981,957	—	149,667	5,364	293,193
Institutional Class	928,793	3,017,839	—	321,939	10,191	512,807
	1,268,739	4,332,317	—	519,716	17,223	900,505
Shares repurchased:
Class A	(1,602,665)	(926,045)	(291,537)	(218,457)	(350,921)	(265,211)
Class B	(204,119)	(118,920)	(35,085)	(21,466)	(41,364)	(24,859)
Class C	(6,505,876)	(3,093,510)	(1,134,798)	(559,418)	(1,187,514)	(712,330)
Institutional Class	(21,917,080)	(9,222,796)	(3,284,227)	(1,516,450)	(3,188,352)	(1,836,328)
	(30,229,740)	(13,361,271)	(4,745,647)	(2,315,791)	(4,768,151)	(2,838,728)
Net increase (decrease)	(5,640,802)	16,009,078	(840,003)	2,075,910	2,922,679	1,158,949

7. Foreign Currency Exchange Contracts

The Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. Futures Contracts

The Optimum International Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. The Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

(continues)     117

Notes to financial statements

Optimum Fund Trust

9. Written Options

During the year ended March 31, 2009, the Optimum Fixed Income Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the year ended March 31, 2009 for the Optimum Fixed Income Fund were as follows:

	Number of contracts	Premiums
Options outstanding at March 31, 2008	722	$501,916
Options written	89,064	1,095,699
Options expired	(78,229)	(403,189)
Options terminated in closing purchase transactions	(4,404)	(1,187,413)
Options outstanding at March 31, 2009	7,153	$7,013

10. Swap Contracts

The Optimum Fixed Income Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended March 31, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipts), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

10. Swap Contracts (continued)

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

11. Securities Lending

The Funds may lend their securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the Collective Trust that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. During the fiscal period ended March 31, 2009, BNYMellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT Liquidation Trust. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by securities collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

At March 31, 2009, the value of securities on loan is presented below, for which the Funds received collateral, comprised of cash and securities collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral”.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Value	$30,673,144	$15,320,036	$47,652,426	$39,752,242	$15,585,726	$10,643,643
Cash	$32,569,640	$16,852,791	$50,326,189	$43,005,410	$16,767,894	$11,326,104
Securities	84,240	—	—	—	—	—

12. Credit and Market Risk

Some countries in which the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

(continues)     119

Notes to financial statements

Optimum Fund Trust

12. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Optimum Fixed Income Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest in REITs and are subject to some of the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2009. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

13. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

14. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws (Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Growth Fund did not make any distributions). Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2009, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	—	100%	100%	—
Optimum International Fund	40%	60%	100%	1%
Optimum Large Cap Value Fund	82%	18%	100%	100%
Optimum Small-Mid Cap Value Fund	97%	3%	100%	100%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

[1]Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 or 2009 Form 1099-DIV.

Maximum amount to be
taxed at a maximum rate of 15%
Optimum Fixed Income Fund	$197,585
Optimum International Fund	6,821,438
Optimum Large Cap Value Fund	2,572,090
Optimum Small-Mid Cap Value Fund	4,834

The Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $687,820. The gross foreign source income earned during the fiscal year 2009 by the Optimum International Fund was $9,641,236. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

For the fiscal year ended March 31, 2009, certain ordinary income paid by the Funds, determined to be Qualified Interest Income, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended March 31, 2009, each Fund has designated maximum Qualified Interest Income distributions as follows:

Maximum Distribution of
Qualified Interest Income
Optimum Fixed Income Fund	$43,617,627
Optimum International Fund	20,986
Optimum Large Cap Value Fund	197,164
Optimum Small-Mid Cap Value Fund	4,834

Report of independent
registered public accounting firm

The Shareholders and Board of Trustees of Optimum Fund Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of Optimum Fund Trust (comprising, respectively, the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund (“Funds”)) as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Optimum Fund Trust at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
May 21, 2009

Other Fund information
(Unaudited)

Optimum Fund Trust

Board Consideration of Certain Sub-Advisory Agreements

At a meeting held on December 9, 2008, the Board of Trustees, including a majority of non-interested or independent Trustees, approved new Sub-Advisory Agreements between Delaware Management Company (the “Manager” or “DMC”) and BlackRock Advisors LLC (“BlackRock”) for the Optimum International Fund and DMC and Westwood Management Corp. (“Westwood”, along with BlackRock, the “Sub-Advisers”) for the Optimum Small-Mid Cap Value Fund. BlackRock replaced AllianceBernstein L.P. (“Alliance”) as a sub-adviser to the Optimum International Fund, and Westwood replaced Hotchkis and Wiley Capital Management, LLC (“H&W”) as a sub-adviser to the Optimum Small-Mid Cap Value Fund. In reaching such decision, the Board considered and reviewed information about the Sub-Advisers, including its personnel, operations and financial condition, which had been provided by the Sub-Advisers. The Board also reviewed material furnished by DMC (with the assistance of its consultant, LPL Financial corporation), including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by the Sub-Advisers; research and analysis concerning DMC’s proposal of the Sub-Advisers; a description of the Sub-Advisers’ proposed sub-advisory fees under the Sub-Advisory Agreements; information concerning the Sub-Advisers’ organization structure and the experience of its investment management personnel; a “due diligence” report describing various material items in relation to the Sub-Advisers’ personnel, organization and policies; copies of the Sub-Advisers’ compliance policies and procedures and its Code of Ethics; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the independent Trustees received assistance from and met separately with independent counsel. The materials prepared by Management specifically in connection with the approval of the Sub-Advisory Agreements were sent to the independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its consideration of the Sub-Advisory Agreements.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board specifically considered that the Sub-Advisory Agreements contain substantially similar provisions to those in the current Hotchkis and Alliance sub-advisory agreements except for the provisions relating to the fees. The Board reviewed materials provided by the Sub-Advisers regarding the experience and qualifications of personnel who will be responsible for managing the Funds, and placed weight on each Sub-Adviser’s performance in managing an existing account (the “Clone Account”) in a similar investment strategy to the one they would employ for their respective Fund. The Board also considered that the Sub-Advisers would co-manage the Funds with other sub-advisers. The Board considered the compatibility of each Fund’s sub-advisers’ investment philosophies and methodologies. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by the Sub-Advisers under the Sub-Advisory Agreements were satisfactory.

Investment Performance. The Board reviewed information on the performance of the Clone Accounts over various time periods. The Board also reviewed an analysis showing the projected composite investment performance for the Funds that would have resulted from combining the performance of the Clone Accounts over various time periods measured in several different ways. In respect to such analysis, the Board noted that the Sub-Advisers’ investment styles seemed to be a good complement to that followed by the remaining sub-advisers on the Funds. The Board believed such information and analysis evidenced the benefits to the Fund and high quality of portfolio management services expected to be provided by the Sub-Advisers under the Sub-Advisory Agreements.

Sub-Advisory Fee; Profitability; and Economies of Scale. The Board noted that the fees to be paid to the Sub-Advisers under the Sub-Advisory Agreements were lower than those charged by the respective sub-advisers that they were replacing on each Fund. The Board also noted that the fees to be charged by the Sub-Advisers were less than those charged by the Sub-Advisers to other accounts having similar investment mandates. The Board was informed that the Sub-Advisers may receive certain fall-out benefits in connection with its relationship wit the Funds, such as soft-dollar arrangements. The Board also noted that the management fee paid by the Funds to DMC would stay the same, and that DMC’s profitability would be slightly increased based on the fees paid by DMC under the Sub-Advisory Agreements. Information about each Sub-Adviser’s estimated profitability from its relationship with respective Fund was not available because it had not begun to provide services to the Fund. The Board also noted that economies of scale are shared with the Funds and its shareholders through DMC’s investment management fee breakpoints, so that as the Funds grow in size its effective management fee rate declines. Based upon such facts, the Board believed that the fees to be charged by the Sub-Advisers under the Sub-Advisory Agreements were fair and reasonable in relation to the services being provided.

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Mark S. Casady[2]	Trustee	April 21,	Chairman and	6	None
2005 Market Street		2003 to	Chief Executive Officer –
Philadelphia, PA		present	LPL Financial Corporation
19103			(2005 – Present)

Age 48			President and Chief Executive
Officer – LPL Financial Corporation
(2004 – 2005)

Theodore K. Smith[2]	Trustee, President	June 12, 2008	Executive Vice President	6	None
2005 Market Street	and Chief	to present	Retail Product Sales and Marketing
Philadelphia, PA	Executive Officer		Delaware Investments
19103			(2006 – Present)

Age 40			Head of Strategic Partner
Account Management
Lincoln Financial Distributors
(2005 – 2006)

Vice President
Head of Managed Accounts
Delaware Investments
(2002 – 2005)

Independent Trustees
Robert J. Christian	Trustee	November 1, 2007	Private Investor	6	Trustee – Wilmington Funds
2005 Market Street	and Chairman	to present	(2006 – Present)		(24 mutual funds)
Philadelphia, PA					(1998 – Present)
19103

Age 60			Chief Investment Officer		Trustee – FundVantage Trust
			Wilmington Trust Corporation		(7 mutual funds)
			(Trust Bank)		(2007 – Present)
(1996 – 2006)

Nicholas D. Constan	Trustee	July 17, 2003	Adjunct Professor –	6	None
2005 Market Street		to present	University of Pennsylvania
Philadelphia, PA			(1972 – Present)
19103

Age 70

Durant Adams Hunter	Trustee	July 17, 2003	Principal-Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA			(2004 – Present)
19103

Age 60

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Stephen Paul Mullin	Trustee	July 17, 2003	Senior Vice President –	6	None
2005 Market Street		to present	Econsult Corporation
Philadelphia, PA			(Economic Consulting)
19103			(2000 – Present)

Age 53

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director and Chair,
2005 Market Street		to present	(2002 – Present)		Compensation Committee –
Philadelphia, PA					Medtox Scientific, Inc.
19103					(Medical devices/Clinical lab)
(2002 – Present)

Age 60					Director and
Independent Chairman–
Heartland Funds
(3 mutual funds)
(2005 – Present)

Director –
Vantagepoint
(27 mutual funds)
(2007 – Present)

Jon Edward Socolofsky	Trustee	July 17, 2003	Private Investor	6	None
2005 Market Street		to present	(2002 – Present)
Philadelphia, PA
19103

Age 63

Officers
David F. Connor	Vice President,	Vice President since	Mr. Connor has served as	6	None[4]
2005 Market Street	Deputy General	July 17, 2003	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments[3] since 2000.
December 6, 2005
Age 44

David P. O’Connor	Senior Vice President,	October 25, 2005	Mr. O’Connor has served in	6	None[4]
2005 Market Street	General Counsel,	to present	various executive and legal
Philadelphia, PA	and Chief		capacities at different times at
19103	Legal Officer		Delaware Investments.

Age 42

Daniel Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA			Delaware Investments.
19103

Age 36

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA	and		at different times at
19103	Chief Financial		Delaware Investments.
Officer
Age 44

[1] The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2] “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.
[4] Messrs Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 83 funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the Fact Sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Mark S. Casady
Chairman and
Chief Executive Officer
LPL Financial Corporation

Theodore K. Smith
Executive Vice President
Delaware Investments

Robert J. Christian
Private Investor

Nicholas D. Constan
Adjunct Professor —
University of Pennsylvania

Durant Adams Hunter
Principal — Ridgeway Partners

Stephen Paul Mullin
Senior Vice President — Econsult Corporation

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor

Affiliated officers

David F. Connor
Vice President,
Deputy General Counsel
and Secretary
Optimum Fund Trust
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

David P. O’Connor
Senior Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 914-0278

For securities dealers
and financial institutions
representatives only
800 362-7500

Web site
www.optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s Web site at www.optimummutualfunds.com; and (iii) on the Commission’s Web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.optimummutualfunds.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Robert J. Christian
     Robert A. Rudell
     Jon. E. Socolofsky

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $154,500 for the fiscal year ended March 31, 2009.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $132,800 for the fiscal year ended March 31, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended March 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $45,620 for the fiscal year ended March 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return, review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $45,620 for the fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $297,622 and $299,982 for the registrant’s fiscal years ended March 31, 2009 and March 31, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

(a)	Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Optimum Fund Trust

THEODORE K. SMITH
By:	Theodore K. Smith
Title:	Chief Executive Officer
Date:	June 3, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THEODORE K. SMITH
By:	Theodore K. Smith
Title:	Chief Executive Officer
Date:	June 3, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 3, 2009